                                 STATE OF OHIO
                        ENVIRONMENTAL PROTECTION AGENCY
                           CHANGE ORDER FOR ASM 2525

                               TABLE OF CONTENTS

1.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  A.   APPENDIX 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
2.   ZONE 4, 1, AND 2 CONTRACTS, RFP, RRFP, AND OTHER AGREEMENTS  . . . . . .  1
  A.   Separate Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  B.   ZONE 4 CONTRACT STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED
  CONTRACT FOR SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  C.   ZONE 1 CONTRACT STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED
  CONTRACT FOR SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  D.   ZONE 2 CONTRACT STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED
  CONTRACT FOR SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
  E.   ZONE 4 ZONE 1 AND ZONE 2 CONTRACTS . . . . . . . . . . . . . . . . . .  3
  F.   REQUEST FOR PROPOSAL ("RFP") . . . . . . . . . . . . . . . . . . . . .  3
  G.   RESPONSE OR CONTRACTOR'S RESPONSE TO THE REQUEST FOR PROPOSAL
       ("RRFP") . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
  H.   OTHER AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
3.   ASM 2525 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  A.   CONTRACTOR'S PERFORMANCE AND CHANGE ORDER  . . . . . . . . . . . . . .  4
  B.   TECHNICAL SPECIFICATIONS FOR QUICK TEST AND ASM 2525 . . . . . . . . .  4
    1.  GUIDANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
    2.  DRAFT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
    3.  FINAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  C.   IMPLEMENTATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
    1.  PHASE 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
    2.  PHASE 11  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  D.   ASM 2525 PLANS AND FINAL REPORTS . . . . . . . . . . . . . . . . . . .  5
    1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
    2.  SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  E.   OEPA CHANGE ORDER PAYMENT  . . . . . . . . . . . . . . . . . . . . . .  5
    1.  CONTRACTOR PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . .  5
    2.  CHANGE ORDER COST . . . . . . . . . . . . . . . . . . . . . . . . . .  6
    3.  OEPA REIMBURSEMENT  . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.  SECTION 2: OVERVIEW OF INSPECTION SYSTEM  . . . . . . . . . . . . . . . .  6
5.  SECTION 5: INSPECTION SYSTEM NETWORK  . . . . . . . . . . . . . . . . . .  6
6.  SECTION 6: STATION SPECIFICATIONS AND REQUIREMENTS  . . . . . . . . . . .  7
7.  SECTION 7: OPERATING AND MANAGEMENT REQUIREMENTS  . . . . . . . . . . . .  8
8.  SECTION 8: EQUIPMENT REQUIREMENT  . . . . . . . . . . . . . . . . . . . .  8
9.  SECTION 9: INSPECTION PROCEDURES  . . . . . . . . . . . . . . . . . . . .  8
10. SECTION 10: DATA ACQUISITION SPECIFICATIONS . . . . . . . . . . . . . . .  9
11. SECTION 11: PROGRAM DOCUMENTATION AND REPORTING
REQUIREMENTS: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
12. SECTION 12: COMPUTER SPECIFICATIONS . . . . . . . . . . . . . . . . . . .  9
13. SECTION 13: GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . .  9


                                       i

APPENDIX 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
INDEX OF EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
EXHIBIT A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
EXHIBIT 8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
A. Functional Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . 16
B. Equipment Specifications . . . . . . . . . . . . . . . . . . . . . . . . . 18
  1. Sample Conditioner . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  2. Exhaust Gas Analyzers  . . . . . . . . . . . . . . . . . . . . . . . . . 19
  3. Flow Controller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  4. Standard Gas Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  5. Chassis Dynamometer. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  6. Diesel Opacity Meter . . . . . . . . . . . . . . . . . . . . . . . . . . 21
  7. System Down  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
  8. Exhaust Evacuation System  . . . . . . . . . . . . . . . . . . . . . . . 22
  9. Each test facility . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
 10. Each test lane . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
 11.  A Gas Cap Leak Test . . . . . . . . . . . . . . . . . . . . . . . . . . 22
C. General System Design Requirements . . . . . . . . . . . . . . . . . . . . 23
D. Quality Assurance and Control Requirements . . . . . . . . . . . . . . . . 24
E. System Acceptance Test Procedures  . . . . . . . . . . . . . . . . . . . . 24
F. Maintenance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
G. System Calibration Surveillance  . . . . . . . . . . . . . . . . . . . . . 25
H. Equipment Requirements for an Enhanced ASM Program . . . . . . . . . . . . 26
EXHIBIT C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
A. Pre-Emissions Visual Safety Compliance Check . . . . . . . . . . . . . . . 27
B. Test Vehicle Classes . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
C. Tampering Test Procedure . . . . . . . . . . . . . . . . . . . . . . . . . 29
D. Steady-State, Loaded Mode "Quick Test" . . . . . . . . . . . . . . . . . . 30
  1. General requirements . . . . . . . . . . . . . . . . . . . . . . . . . . 30
   a. Exhaust gas-sampling algorithm  . . . . . . . . . . . . . . . . . . . . 30
   b. Pass/fail determination . . . . . . . . . . . . . . . . . . . . . . . . 30
   c. Void test conditions  . . . . . . . . . . . . . . . . . . . . . . . . . 30
   d. Multiple exhaust pipes  . . . . . . . . . . . . . . . . . . . . . . . . 30
   e. The test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
  2. Test sequence -"Quick Test". . . . . . . . . . . . . . . . . . . . . . . 31
  3. Overall test procedure . . . . . . . . . . . . . . . . . . . . . . . . . 31
E. Enhanced ASM 2525 Transient Test Sequence. . . . . . . . . . . . . . . . . 32
F. Gas Cap Pressurization Test Procedures . . . . . . . . . . . . . . . . . . 33
G. Diesel Opacity Inspection Procedure  . . . . . . . . . . . . . . . . . . . 34
  1. Light Duty Diesel Vehicle Opacity Test Procedure . . . . . . . . . . . . 34
H. Post-Test Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
  1. Passed Vehicles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
  2. Failed Vehicles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
I. The Vehicle Inspection Report. . . . . . . . . . . . . . . . . . . . . . . 35


                                       ii

J. Vehicle Repair Data. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
K. Waiver Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
L. Hardship Extension . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
M. Repair Spending Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
N. Appeals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
0. Recalls  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
EXHIBIT D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
A. Data Storage and Handling. . . . . . . . . . . . . . . . . . . . . . . . . 40
B. Data Format. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  1. Date of Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  2. Inspection Start and Completion Time . . . . . . . . . . . . . . . . . . 42
  3. Vehicle Identification and Owner Information . . . . . . . . . . . . . . 42
   a. The Vehicle Identification Number (VIN) . . . . . . . . . . . . . . . . 43
   b. The License Plate Number  . . . . . . . . . . . . . . . . . . . . . . . 43
   c. Vehicle Make  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
   d. Model Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
   e. Number of Cylinders . . . . . . . . . . . . . . . . . . . . . . . . . . 44
   f. Fuel Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
   g. Vehicle Net Weight  . . . . . . . . . . . . . . . . . . . . . . . . . . 45
   h. Registration Expiration Date. . . . . . . . . . . . . . . . . . . . . . 45
  4. Inspection/Reinspection Indicator. . . . . . . . . . . . . . . . . . . . 45
  5. Odometer Reading . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
  6. Date of Initial Inspection . . . . . . . . . . . . . . . . . . . . . . . 45
  7. Inspector Identification Number. . . . . . . . . . . . . . . . . . . . . 45
  8. HC, CO, and NO Emission Data . . . . . . . . . . . . . . . . . . . . . . 45
  9. Diesel Opacity Data. . . . . . . . . . . . . . . . . . . . . . . . . . . 46
 10. Tampering Inspection Results . . . . . . . . . . . . . . . . . . . . . . 47
 11. Pass/Fail Codes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
 12. Overall Pass/Fail Decision . . . . . . . . . . . . . . . . . . . . . . . 48
 13. Certificate Status Code. . . . . . . . . . . . . . . . . . . . . . . . . 48
 14. Certificate Expiration Date  . . . . . . . . . . . . . . . . . . . . . . 49
 15. Other Data Fields. . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
 16. Certificate Identification Number. . . . . . . . . . . . . . . . . . . . 50
 17. BARCODE Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 50
C. Vehicle Inspection Reports . . . . . . . . . . . . . . . . . . . . . . . . 50
D. Inspection Data Analysis and Reports . . . . . . . . . . . . . . . . . . . 51
  1. Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
  2. Additional Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  3. Report Deadlines . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
  4. Reporting of Inspection Results/Documentation. . . . . . . . . . . . . . 52
  5.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
E. Recall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
EXHIBIT E . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
A. Data and Documentation Expectations. . . . . . . . . . . . . . . . . . . . 55
B. Documentation of System Changes. . . . . . . . . . . . . . . . . . . . . . 55


                                      iii

C. Off-Site Data Repository . . . . . . . . . . . . . . . . . . . . . . . . . 55
EXHIBIT F . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
A. Host Computer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
B. System Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
C. System Computers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
EXHIBIT G . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
EXHIBIT H . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64


                                 STATE OF OHIO
                        ENVIRONMENTAL PROTECTION AGENCY

                                 CHANGE ORDER


     THIS CHANGE ORDER FOR SERVICES ("Change Order") issued by the Ohio Environmental Protection Agency ("OEPA"), by its Director to Envirotest Systems Corp. ("Contractor") changes and restates (1) a contract for services between the parties for an automobile inspection and maintenance program in Cuyahoga County dated April 25, 1995, ("Zone 4 Contract"); (2) an amended contract for services between the parties for Summit, Portage, Medina, Lake, Lorain, and Geauga Counties dated April 25, 1995, ("Zone 1 Contract"); and
(3) a contract for services between the parties for Montgomery, Clark, and Greene Counties dated October 24, 1994, ("Zone 2 Contract").

1.   DEFINITIONS

     A. APPENDIX 1. The terms used in this Change Order are defined in Appendix 1.

2.   ZONE 4, 1, AND 2 CONTRACTS, RFP, RRFP, AND OTHER AGREEMENTS

     The Contractor acknowledges that it has read the Contract Documents, understands them and agrees to be bound by their requirements, terms and conditions and further agrees that the Contract Documents, as defined herein, is the complete and exclusive statement of the Contract between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter of the Contract. The Contract Documents, unless otherwise provided herein, can only be modified in writing, signed by the Contractor and OEPA.

     A.  Separate Contracts

         This Change Order incorporates changes OEPA has made to the Contractor's performance and operation requirements under the Zone 4, Zone 1, and Zone 2 Contracts. The parties affirm that, as restated and changed by this Change Order, that the Zone 4, Zone 1, and Zone 2 Contracts, as modified herein, remain separate and severable agreements between the parties.

     B.  ZONE 4 CONTRACT
         STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED CONTRACT FOR SERVICES

         This Restated Contract is entered into by and between Envirotest Systems Corp. of Sunnyvale, California ("Contractor") and the Ohio Environmental Protection Agency ("OEPA") on the date of execution by the Director of OEPA, for Contractor to operate an automobile inspection and maintenance program in Cuyahoga County in accordance with the terms, conditions and provisions set forth in the Contract.

         In accordance with the terms, conditions and provisions of the Contract documents, Contractor shall perform an "enhanced motor vehicle inspection and maintenance program" or an "enhanced program" as defined under Ohio Rev. Code Section 3704.14(A)(5) that includes an alternative enhanced emissions test procedure defined as the "ASM 2525 test" on all applicable vehicles in Cuyahoga County for the remaining term of this Contract which provides for vehicle testing to commence on January 2, 1996. The term of this Contract shall end on December 31, 2005, unless earlier terminated pursuant to the terms, conditions and provisions of this Contract; or if otherwise extended at the discretion of the OEPA.

         All test facilities shall be open for fifty-five (55) hours a week, fifty-two (52) weeks a year except as exempted pursuant to the Holiday Schedule. Hours of operation shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday.

     C.  ZONE 1 CONTRACT
         STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED CONTRACT FOR SERVICES

         This Contract is entered into by and between Envirotest Systems Corp. of Sunnyvale, California ("Contractor"), and the Ohio Environmental Protection Agency ("OEPA") on the date of execution by the Director of OEPA, for Contractor to operate an automobile inspection and maintenance program in Summit, Portage, Medina, Lake, Lorain and Geauga Counties in accordance with the terms, conditions and provisions set forth in the Contract.

         In accordance with the terms, conditions and provisions of the Contract documents, Contractor shall perform an "enhanced motor vehicle inspection and maintenance program" or an "enhanced program" as defined under Ohio Rev. Code Section 3704.14(A)(5) that includes an alternative enhanced emissions test procedure defined as the "ASM 2525 test" on all applicable vehicles in the designated counties for the remaining term of this Contract which provides for vehicle testing to commence on January 2, 1996. The term of this Contract shall end on December 31, 2005, unless earlier terminated pursuant to the terms, conditions and provisions of this Change Order; or if otherwise extended at the discretion of the OEPA.

         All test facilities shall be open for fifty-five (55) hours a week, fifty-two (52) weeks a year except as exempted pursuant to the Holiday Schedule. Hours of operation shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday.

     D.  ZONE 2 CONTRACT
         STATE OF OHIO ENVIRONMENTAL PROTECTION AGENCY RESTATED CONTRACT FOR SERVICES

         This Contract is entered into by and between Envirotest Systems
Corp. of Sunnyvale, California ("Contractor") and the Ohio Environmental Protection Agency ("OEPA") on the date of execution by the Director of OEPA, for Contractor to operate an automobile inspection and maintenance program in Montgomery, Clark and Greene counties in accordance with the terms, conditions and provisions set forth in the Contract.

         In accordance with the terms, conditions and provisions of the Contract documents, Envirotest shall perform an "enhanced motor vehicle inspection and maintenance program" or an "enhanced program" as defined under Ohio Rev. Code Section 3704.14(A)(5) that includes an alternative enhanced emission test procedure defined as the "ASM 2525 test" on all applicable vehicles in the designated counties for the remaining term of this Contract which provides for vehicle testing to commence on January 2, 1996. The term of this Contract shall end on December 31, 2005, unless earlier terminated pursuant to the terms, conditions and provisions of this Change Order; or if otherwise extended at the discretion of the OEPA.

         All test facilities shall be open for fifty-five (55) hours a week, fifty-two (52) weeks a year except as exempted pursuant to the Holiday Schedule. Hours of operation shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday.

     E.  ZONE 4 ZONE 1 AND ZONE 2 CONTRACTS

         Any provisions in the Zone 4, Zone 1, and Zone 2 Contracts which either (i) no longer have prospective application, (ii) are no longer applicable, or (iii) are inconsistent with this Change Order shall be disregarded as superseded by this Change Order.

     F.  REQUEST FOR PROPOSAL ("RFP")

         Any RFP provisions which either (i) no longer have prospective application, (ii) are no longer applicable, or (iii) are inconsistent with this Change Order shall be disregarded as superseded by this Change Order.

     G.  RESPONSE OR CONTRACTOR'S RESPONSE TO THE REQUEST FOR PROPOSAL ("RRFP")

         Any RRFP provisions which either (i) no longer have prospective application, (ii) are no longer applicable, or (iii) are inconsistent with this Change Order shall be disregarded as superseded by this Change Order.

     H.  OTHER AGREEMENTS

         Any provisions which either (i) no longer have prospective application, (ii) are no longer applicable, or (iii) are inconsistent with this Change Order shall be disregarded as superseded by this Change Order.

3.   ASM 2525

     A. CONTRACTOR'S PERFORMANCE AND CHANGE ORDER. Subject to the terms and conditions of this Change Order, the Contractor shall undertake to perform the ASM 2525 test following the schedule in Paragraph 3.C. as implemented pursuant to the ASM 2525 Conversion Implementation Plan described in Paragraph 3.D. on all vehicles for the remainder of the term of the Change Order unless a vehicle is exempt from testing under the existing Ohio motor vehicle emission inspection and maintenance program, as codified at Ohio Rev. Code Section 3704.14.

     B.  TECHNICAL SPECIFICATIONS FOR ASM 2525 AND QUICK TEST.

         1. GUIDANCE. The Contractor shall prepare a draft outline of the initial technical specifications document in response to Exhibit B through Exhibit F for conversion to ASM 2525 guided by the parties' current procedures for conducting the Quick Test and the single mode ASM 2525 test procedure as specified in Section 85.2(d)(2) of the U.S. EPA ASM 2525 document and provide it within forty-five (45) Days of the effective date of this Change Order to OEPA for its review and approval. OEPA's review and approval shall include the ability to provide comments regarding the deficiencies in the work product submitted by the Contractor, including any inadequacies, errors and/or omissions.

         2. DRAFT. The OEPA shall provide written comments and proposed modifications to the initial outline of the technical specifications document within fourteen (14) Business Days of receipt. The Contractor shall submit a draft of the technical specifications document to OEPA for its approval within ten (10) Business Days of receiving OEPA's written comments and proposed modifications. The OEPA shall provide written comments and proposed modifications to the draft technical specifications document within ten (10) Business Days of receipt.

         3. FINAL. The Contractor shall submit a final version of the technical specifications document, which technical specification shall include Contractor's response to Exhibits B through F, to OEPA for its approval within ten (10) Business Days of receiving OEPA's written comments and proposed modifications to the draft technical specifications document, which final document shall include any modifications the parties reasonably agree to. OEPA may indicate its approval of the final technical specifications document within ten (10) Business Days from the date of its receipt by signing the submitted technical specifications document and returning it to the Contractor, or OEPA will provide additional comments regarding the final version for the Contractor's consideration. In the event the Parties cannot agree on a final version of the document, the Director of OEPA shall make a final decision regarding the content of technical specifications document within ten (10) Business Days of the Parties submission to the Director of a request for dispute resolution. Upon the Contractor's receipt and signature of the final approved technical specification document it shall become incorporated as a part of the Change Order.

     C. IMPLEMENTATION. The implementation of the changes in emission tests contemplated by this Change Order will proceed in two phases as follows:

         1. PHASE I: Within fifteen (15) Days from the effective date of this Change Order or July 1, 1998, whichever date is later, the Contractor shall conduct the Quick Test in place of the I/M 240 test.

         2. PHASE II: The Contractor shall commence the ASM 2525 within 242 days from the date the final technical specifications for ASM 2525, as referenced in Paragraph 3.B.3., are approved by OEPA, which technical specification shall include approved Contractor's response to Exhibits B through F.

     D.  ASM 2525 PLANS AND FINAL REPORTS

         1. The phased implementation of the ASM 2525 test will require the following additional plans and reports to be determined in good faith by the parties and approved by OEPA after the effective date of this Change
Order:

             a.  Maintenance and System Calibration Plan;

             b.  Vehicle Repair, Rejection and Inspection Reports;

             c.  Public Information Plan;

             d.  ASM 2525 Conversion Implementation Plan; and

             e.  ASM 2525 Training Plan;

             f.  Ohio Data Specification;

             g.  Compatibility Specification;

             h.  Functionality Specification; and

             i.  Acceptance Test Procedures.

         2. SCHEDULE. Within sixty (60) Days after the effective date of this Change Order or September 1, 1998, whichever date is earlier, the parties shall agree to a schedule of dates by which Contractor shall submit outlines, draft, and final plans for the required plans and reports listed under Paragraph 3.D.1. for OEPA's approval, in accordance with the guidance, review and approval procedure described in Paragraph 3.B.

     E.  OEPA CHANGE ORDER PAYMENT.

         1. CONTRACTOR PAYMENT. Contractor shall pay, accrue or otherwise incur the direct and indirect cost to upgrade testing equipment and change the performance and operation requirements as described in Paragraphs 1 through 13 of this Change Order ("Change Order
Cost").

         2. CHANGE ORDER COST. The agreement of the Contractor and OEPA as to the amount of the Change Order Cost to be incurred from fifteen (15) days from the effective date of this Change
Order, or July 1, 1998 whichever is later, is contained in the document entitled "OEPA Change Order Cost" attached as Exhibit H.

         3. OEPA REIMBURSEMENT. OEPA shall reimburse Contractor at the end of each calendar month, with the first reimbursement to be paid on July 30, 1998, pursuant to invoices (including, where appropriate, sub-contractor invoices for equipment) submitted to OEPA by the Contractor by the second week of each month. The Contractor shall provide a final accounting within thirty (30) days after receipt of final payment from OEPA.

4.    SECTION 2: OVERVIEW OF INSPECTION SYSTEM

      A. Section 2.A.9 shall state as follows: "The OEPA will monitor the Contractor lanes using the 'Maintenance and System Calibration Plan' for compliance with state and federal laws, regulations and procedures. OEPA will monitor the Contractor for compliance with test methods, hardware and software. Audits will include monitoring the inspectors employed by the Contractor. Monitoring will consist of overt and covert checks as prescribed by the 'Maintenance and System Calibration Plan.'"


      B. Section 2.A.11 shall state as follows: "The OEPA enhanced program, in conjunction with the OBMV, has a registration based enforcement system that will deny original registrations (new plates issued to previously registered vehicles) and registration renewals to those applicants who have failed an emission inspection unless the applicants have been issued a waiver or a permanent exemption. The registration renewal application, sent by OBMV forty-five (45) days prior to registration expiration, will notify motorists in affected counties that an emission inspection is required. All motorists shall also receive a notice of the inspection requirement from the Contractor sixty
(60) days prior to registration expiration date in the year they
are required to test under a biennial program.   Notices are to
be sent in this fashion for the term of the Change Order."




5.    SECTION 5: INSPECTION SYSTEM NETWORK

      A. The third and fourth paragraphs of Section 5.B.6 titled "Zone #1 (Akron-Cleveland)" and "Zone #2 (Dayton-Springfield)" shall be replaced with the information contained on the document entitled "Ohio ASM 2525 Network Design" attached to this Change Order as Exhibit G.

      B. The second sentence of Section 5.B.8.a. shall be replaced with the following: "The Contractor guarantees a maximum daily average waiting time for each station not to exceed fifteen (15) minutes."

      C. Section 5.C.1 shall state as follows: "All test facilities shall be open for fifty-five (55) hours a week, fifty-two (52) weeks a year except as exempted pursuant to the Holiday Schedule.
Hours of operation shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday."

      D.   Section 5.D shall state as follows: Holiday Schedule and Station
Closure

          Test stations shall be closed on the following holidays:

          1.     NEW YEAR'S DAY
          2.     MEMORIAL DAY
          3.     INDEPENDENCE DAY
          4.     LABOR DAY
          5.     THANKSGIVING DAY
          6.     CHRISTMAS DAY
          7.     MARTIN LUTHER KING DAY
          8.     PRESIDENTS' DAY
          9.     COLUMBUS DAY
         10.     VETERANS' DAY

      No later than December 1 of each calendar year the Contractor shall provide a holiday schedule to OEPA. The parties shall
agree in advance to the holiday schedule.   If a deviation from
the above schedule is desired, the change may be made only with the prior approval of the OEPA.

      The Contractor, in its sole discretion, may close any station or any lane in the event the Contractor determines that continued operation of such station or lane presents a health or safety hazard to the Contractor's employees or to the public. The OEPA must be notified within one hour of such closing.

      E. Section 5.G.5 shall state as follows: "OEPA retains the right to audit the Contractor's records and record-keeping procedures to ascertain the number of tests performed by the Contractor. OEPA will provide the Contractor with reasonable time to respond to inquiries regarding record-keeping discrepancies. OEPA audits will be performed in conformance with the 'Maintenance and System Calibration Plan.'"

6.    SECTION 6: STATION SPECIFICATIONS AND REQUIREMENTS

      A. Section 6.C.6 shall state as follows: "One inspection site selected by the Contractor shall serve as the Contractor's operations headquarters and maintenance facility and shall provide approximately eight hundred and fifty (850) square feet of usable office space for a maximum of five (5) OEPA audit personnel. For Zone 2, Contractor will make available for lease by OEPA for its use approximately eight hundred and fifty (850) square feet. This space shall have a public reception area with a greeting window or counter to provide security for the office staff. The public reception area may be included as part of the testing facility lobby. The Contractor shall locate their headquarters for Zone 4, Zone 1 and Zone 2 in central or northern Summit County. The Contractor may cease its use of the existing Zone 2 headquarters and maintenance facility. Contractor shall also maintain existing office space for OEPA employees in Zone 1 and Zone 4". The remaining language in Section 6.C.6 is not changed.

7.    SECTION 7: OPERATING AND MANAGEMENT REQUIREMENTS

      A. Section 7.C.1 shall be supplemented by the approved ASM 2525 Training Plan referenced in Paragraph 3.D, which Plan shall require requisite amount of management and technical training as approved by OEPA. Training hours for an inspector shall be fifty-six (56) hours, with a minimum of sixteen (16) hours in the classroom and forty (40) hours on the job, provided however, Contractor shall have the right to provide additional training.

      B. Section 7.P., fourth sentence beginning "In its Technical Proposal..." shall be replaced with the following:
"Beginning January 1, 1998 Contractor's public education budget, on an annual basis, shall not exceed $850,000 a year. Contractor's budget for conversion is subject to OEPA approval. Expenses that are a part of that budget that exceed $850,000 in 1998 may be counted toward 1999 expenditures. Contractor shall submit by October 1st of each year its public education budget and proposed activities for the upcoming year for OEPA's review and approval."

      C.    Section 7.P.1.b. shall state as follows:

         "An inspection notice mailed to each motorist sixty (60) days prior to his or her registration expiration in the year in which the motorist is required to test in the biennial enhanced program. This mailer shall be published for the extent of the program. The Contractor shall be responsible for this mailing and its costs, but these expenses shall be counted toward the Contractor's public education expenditures as set forth in Section 7.P.4. OEPA and the Contractor will mutually agree on the mailer's content and format."

8.    SECTION 8: EQUIPMENT REQUIREMENT

      A. "ASM 2525 and Quick Test Equipment Requirements", attached as Exhibit B, and the relevant portions of the documents referenced in paragraph 3.D.1., replaces Section 8.

9.    SECTION 9: INSPECTION PROCEDURES

      A. ASM 2525 and Quick Test Inspection Procedures, attached as Exhibit C, and the relevant portions of the documents referenced in paragraph
3.D.1., replaces Section 9.


10.   SECTION 1O: DATA ACQUISITION SPECIFICATIONS

      A.    "ASM 2525 and Quick Test Data Acquisition
Specifications," attached as Exhibit D, and the relevant portions of the documents referenced in paragraph 3.D.1., replaces Section
10.

11.   SECTION 11:   PROGRAM DOCUMENTATION AND REPORTING REQUIREMENTS:

      A. "ASM 2525 and Quick Test Program Documentation and Reporting Requirements," attached as Exhibit E, and the relevant portions of the documents referenced in paragraph 3. D. 1., replaces
Section 11.

12.   SECTION 12: COMPUTER SPECIFICATIONS

      A. "ASM 2525 and Quick Test Computer Specifications," attached as Exhibit F, and the relevant portions of the documents referenced in paragraph 3.D.1., replaces Section 12.

13.   SECTION 13: GENERAL PROVISIONS

      Section 13.W and Section 7.C.5. shall be replaced with the following and Section 13.X shall be deleted:

            Ownership and Confidentiality of Information and Use of Program Assets.

                Title to all reports, information, data, computer data elements and non-system software prepared by the Contractor in the performance of this Change Order shall vest in the State. Subject to applicable state and federal laws and regulations and as otherwise provided herein, the State shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information. Contractor may use the Program and the information derived therefrom for other revenue producing activities as long as such activities (1) are approved by OEPA, which such approval shall not be unreasonably withheld; (2) such activities are legally permissible; (3) do not involve the promotion or sale of any automotive repair service or parts; (4) adversely affect wait times, throughput and customer convenience and service; or (5) otherwise constitute a conflict of interest under Section 13, subsection E hereof. For purposes of this paragraph, the OEPA shall be deemed to have approved the requested activity if it has not sent notice of disapproval within ten (10) business days of receipt of the Contractor's written notice requesting such activity.

                In the event of supplantation of the Contractor by the EPA, the Contractor shall grant to the EPA a non-exclusive license for the use of the system software for a period covering the remainder of the term contemplated in this Change Order. Any other records or information furnished to the EPA by the Contractor in performance of the Change Order shall be public record.

                All records, information and documentation developed in the performance of this contract and/or submitted with the proposal is subject to O.R.C. 149.43, the public records law, unless otherwise provided herein.


       B. Section 7.J. shall be deleted and Section 13.U. shall be retitled "Payment by the Contractor to Ohio EPA's Motor Vehicle Inspection and Maintenance Fund" and state as follows: "The Contractor shall collect the test fee in the form of cash or check at the time of the inspection, except that the Contractor shall provide alternative provisions (upon request) for the billing of federal, state, and municipally owned vehicles. The Contractor shall be responsible for, and account for all fees collected, and transfer the OEPA's portion of the weekly test fees paid from the cash collected or checks paid. OEPA shall reimburse the Contractor for all checks returned for insufficient funds, after the Contractor has made reasonable efforts to collect such funds.
             The Contractor shall remit by check, payable to the State of Ohio, Motor Vehicle Inspection and Maintenance Fund, within fourteen (14) days of the Monday following the close of the previous week OEPA's portion of the test fees. The Contractor shall pay a penalty of $1,000 per day for each Business Day the payment is late."

APPENDIX 1

DEFINITIONS

         "ASM 2525" or the "ASM 2525 TEST," except as otherwise provided, means the final technical specification document as described in Paragraph 3.B. and the procedures approved by OEPA by virtue of the Contractor's demonstration to OEPA pursuant to the acceptance test procedures contained in the ASM 2525 Conversion Implementation Plan.

         "ASM 2525 CONVERSION IMPLEMENTATION PLAN" means the plan referenced at Paragraph 3.D.1.d.

         "ASM 2525 TRAINING PLAN" means the plan referenced at Paragraph
3.D.1.e.

         "AUTOMOBILE INSPECTION AND MAINTENANCE PROGRAM" or "MOTOR VEHICLE INSPECTION AND MAINTENANCE PROGRAM" means an "ENHANCED
PROGRAM."

         "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which State of Ohio offices are authorized or required to close.

         "CHANGE ORDER" means an order issued by the Director of OEPA to the Contractor without competitive bidding pursuant to Ohio
Rev. Code Section 3704.14 and  Section 153.62.

         "CHANGE ORDER COST" shall be Contractor's actual costs including wages, labor costs other than wages, wage taxes, materials, equipment costs and rental, insurance, subcontracts attributable to this Change Order, plus a reasonable sum for overhead, not to exceed four million one hundred eighty nine thousand five hundred and 00/100($4,189,500.00) dollars.

         "CONTRACT DOCUMENTS" consists of this Change Order, Exhibits
A through H of this Change Order, the RFP, the RRFP, the Zone 1
Contract, the Zone 2 Contract and Zone 4 Contract, the Ohio
Revised Code Section 3704.14, and Ohio Administrative Code Chapter 3745-
26.

         "DAY" or "DAYS" means a calendar day.

         "DIRECTOR" the Director of the Ohio Environmental Protection Agency or an authorized representative.

         "ENHANCED PROGRAM," "EMISSION INSPECTIONS," "ENHANCED MOTOR VEHICLE INSPECTION AND MAINTENANCE PROGRAM," or "EXCHECK" means an "enhanced program" as defined under Ohio Rev. Code Section  3704.14
(A)(5) which, after the effective date of this Change Order, shall be the program, procedures, and operations described in this Change Order, which shall include the "ASM 2525 TEST" and "QUICK TEST" as implemented pursuant to Paragraph 3.C.

         "EQUIPMENT AUDIT" means the equipment audit described in the MAINTENANCE AND SYSTEM CALIBRATION PLAN.

         "EQUIPMENT PREVENTION MAINTENANCE PROGRAM" means the equipment prevention maintenance program described in the MAINTENANCE AND SYSTEM CALIBRATION PLAN.

         "EXTENSION CERTIFICATE" means shall have the same meaning as set forth in O.A.C. Rule 3745-26-01(M).

         "FACILITY AUDITS" means the OEPA inspections described in the MAINTENANCE AND SYSTEM CALIBRATION PLAN.

         "GOOD FAITH" means the parties will use all reasonable efforts to achieve by mutual agreement the goal, agreement, resolutions or such other action which requires the performance of both parties under this Change Order.

         "HOLIDAYS" means the holidays set forth at Section 5 of the Change Order.

         "I/M 240 TEST PROCEDURE" OR "I/M 240 Test" means the I/M 240 test procedure used by the Contractor prior to this Change Order.

         "INCONSISTENT AND NO LONGER APPLICABLE" means those provisions, standards or agreements of the existing Zone 4, Zone 1, and Zone 2 Contracts, the RFP, the RRFP, and Other Agreements that are no longer required upon the implementation of the ASM 2525 test as described in paragraph 3.C or differ from the terms and conditions at this Change Order.

         "LANE CALIBRATION RECORDS AUDIT" means the records audit described in the MAINTENANCE AND SYSTEM CALIBRATION PLAN.

         "MAINTENANCE AND SYSTEM CALIBRATION PLAN" shall mean the plan described in Exhibit B through F and developed and approved in accordance with Paragraph 3.D.1.a.

         "MOTOR VEHICLE EMISSION INSPECTION AND MAINTENANCE PROGRAM" means an ENHANCED PROGRAM.

         "OPERATING RELIABILITY STANDARDS" means the procedures to be performed by Contractor described in the MAINTENANCE AND SYSTEM
CALIBRATION PLAN.

         "OBMV" means the Ohio Bureau of Motor Vehicles.

         "OTHER AGREEMENTS" means any agreements between the parties regarding an automobile inspection and maintenance program entered into or issued by OEPA prior to the effective date of this Change Order.

         "PARTY" or "THE PARTIES" means Envirotest Systems Corp.
("Contractor") and the

Ohio Environmental Protection Agency ("OEPA") as an agency of the State of Ohio.

         "PUBLIC INFORMATION PLAN" means OEPA's information program to introduce the ASM 2525 TEST to the public referenced at Paragraph
3.D.1.c.

         "QUICK TEST" shall mean the test set forth in Exhibit C.

         "REQUIRED PLANS AND REPORTS" are the plans and reports identified in the Change Order to be produced by Contractor pursuant to Paragraph 3-D.

         "RFP" means OEPA's Request for Proposal dated January 3,
1994, with a stated February 11, 1994 release date, and all Addenda thereto.

         "RRFP" means the Contractor's response to the RFP and all Addenda thereto.

         "STATE" means the State of Ohio.

         "TECHNICAL SPECIFICATIONS FOR ASM 2525 AND QUICK TEST" means the functional specifications and requirements referred to in Paragraph 3.B., described in Exhibits B through F (sometimes referred to as the "Functional Specifications" or "Technical
Specification" document), which shall support the Acceptance Test
Procedures, Ohio Data Specifications and Compatibility
Specifications referenced in Exhibits B through F and the relevant portions of the documents referenced in paragraph 3. D.1.

         "TEST STATION" means a facility in which the Contractor performs EMISSION INSPECTIONS.

         "U.S. EPA ASM 2525 TECHNICAL DOCUMENT" or "U.S. EPA ASM 2525 DOCUMENT" means the document entitled "U.S. EPA Acceleration
Simulation Mode Test Procedures, Emission Standards, Quality
Control Requirements, and Equipment Specifications Technical
Guidance" (EPA-AA-RSPD-IM-96-2)" dated July 1996, attached to this Change Order as Exhibit A.

         "VEHICLE REPAIR, REJECTION AND INSPECTION REPORTS" mean the reports referenced at Paragraph 3.D.1.b and defined in O.A.C.
Rule 3745-26-01 (II).

         "ZONE 1 CONTRACT" means an amended contract for services between the parties for Summit, Portage, Medina, Lake, Lorain, and Geauga Counties dated April 25, 1995.

         "ZONE 2 CONTRACT" means a contract for services between the parties for Montgomery, Clark, and Greene counties dated October
24, 1994.

         "ZONE 4 CONTRACT" means the contract for services between the parties for an automobile inspection and maintenance program in Cuyahoga County dated April 25, 1995.

                       INDEX OF EXHIBITS

A.       U.S. EPA ASM 2525 Document

B.       ASM 2525 and Quick Test Equipment Requirements

C.       ASM 2525 and Quick Test Inspection Procedures

D.       ASM 2525 and Quick Test Data Acquisition Specification

E.       ASM 2525 and Quick Test Documentation and Reporting Requirements

F.       ASM 2525 and Quick Test Computer Specifications

G.       Ohio ASM 2525 Network Design

H.       OEPA Change Order Cost

                                 EXHIBIT A

United States                                             EPA-AA-RSPD-IM-96-2
Environmental Protection Agency                                     July 1996

-------------------------------------------------------------------------------
Air
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[LOGO]  ACCELERATION SIMULATION MODE TEST
        PROCEDURES, EMISSION STANDARDS, QUALITY
        CONTROL REQUIREMENTS, AND EQUIPMENT
        SPECIFICATIONS




                           TECHNICAL GUIDANCE






-------------------------------------------------------------------------------
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


                            Table of Contents

                                                                          Page
Section 85.1      Test Standards and Calculations                            1
                     (a) Emissions Standards                                 1
                     (b) Test Score Calculation                              7

Section 85.2      Test Procedures                                            9
                     (a)  General Requirements.                              9
                     (b)  Vehicle Pre-inspection and Preparation.            9
                     (c)  Equipment Preparation and Settings.               10
                     (d)  Test Procedure.                                   12
                     (e)  Second Chance Tests.                              15

Section 85.3      Test Equipment Specifications                             16
                     (a) Dynamometer Specifications.                        16
                     (b) Emission Sampling System.                          19
                     (c) Analytical Instruments.                            21
                     (d) Automated Test Process Software and Displays.      24

Section 85.4      Quality Control Requirements                              26
                     (a) General Requirements                               26
                     (b) Dynamometer                                        26
                     (c) Emission Sampling System.                          30
                     (d) Analytic Instruments.                              31

Section 85.5      Test Record Information                                   38
                     (a) General Information.                               38
                     (b) Ambient Test Conditions.                           38
                     (c) ASM Mode or Modes.                                 38
                     (d) Diagnostic/Quality Assurance Information.          38


Section 85.1   TEST STANDARDS AND CALCULATIONS


(a)   Emissions Standards

      (1) START-UP ASM STANDARDS. Start-up standards should be used during the first cycle of the program. The exhaust emissions standards for the following model years and vehicle types are cross-referenced by the number in the column in Section 85.1
           (a)(3), as noted in the column headings:

           (i)  LIGHT DUTY VEHICLES.

           Model Years           Hydrocarbons                     Carbon Monoxide                  Oxides of Nitrogen
           -----------           ------------                     ---------------                  ------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1994+ Tier 1                 1                                 21                                 41
           1991-1995                    2                                 22                                 42
           1983-1990                    4                                 23                                 43
           1981-1982                    4                                 26                                 43
           1980                         4                                 26                                 48
           1977-1979                   11                                 30                                 48
           1975-1976                   11                                 30                                 50
           1973-1974                   13                                 34                                 50
           1968-1972                   13                                 34                                 51

           (ii)  HIGH-ALTITUDE LIGHT DUTY VEHICLES.


           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ----------------                ------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1983-1984                    4                                 26                                 43
           1982                         4                                 29                                 43

           (iii)  LIGHT DUTY TRUCKS 1 (LESS THAN 6000 POUNDS GVWR).


           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1994+ Tier 1 < OR = 3750 LVW   1                               21                                41
           1994+ Tier 1 >      3750 LVW   2                               22                                42
           1991-1995                      5                               26                                43
           1988-1990                      7                               29                                44
           1984-1987                      7                               29                                49
           1979-1983                     11                               31                                49
           1975-1978                     12                               32                                50
           1973-1974                     13                               34                                50
           1968-1972                     13                               34                                51


           (iv)  HIGH-ALTITUDE LIGHT DUTY TRUCKS 1 (LESS THAN 6000 POUNDS GVWR).


           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)

PAGE 1                            7/2/96        TEST STANDARDS AND CALCULATIONS

           1991+                          6                               28                                43
           1988-1990                      9                               30                                44
           1984-1987                      9                               30                                49
           1982-1983                     12                               33                                49

           (v)  LIGHT DUTY TRUCKS 2 (GREATER THAN 6000 POUNDS GVWR).


           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)

           1994+ Tier 1 < OR = 5750 LVW 2                                  22                                42
           1994+ Tier 1 >      5750 LVW 5                                  26                                45
           1991-1995                    5                                  26                                46
           1988-1990                    7                                  29                                47
           1984-1987                    7                                  29                                49
           1979-1983                   11                                  31                                49
           1975-1978                   12                                  32                                50
           1973-1974                   13                                  34                                50
           1968-1972                   13                                  34                                51

           (vi)  HIGH-ALTITUDE LIGHT DUTY TRUCKS 2 (GREATER THAN 6000 POUNDS
                 GVWR).


           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1991+                       6                                  28                                46
           1988-1990                   9                                  30                                47
           1984-1987                   9                                  30                                49
           1982-1983                  12                                  33                                49

      (2) FINAL ASM STANDARDS. The following exhaust emissions standards are designed to achieve the emission reduction credits issued by EPA. They should only be used after at least one cycle of operation using the start-up standards in Section 85.1(a)(1). The exhaust emissions standards for the following model years and vehicle types are cross-referenced by the number in the column in Section 85.1(a)(3), as noted in the column headings:

           (i)  LIGHT DUTY VEHICLES.

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1994+ Tier 1                1                                  21                                41
           1983-1995                   1                                  21                                41
           1981-1982                   1                                  23                                41
           1980                        1                                  23                                45
           1977-1979                   6                                  27                                45
           1975-1976                   6                                  27                                48
           1973-1974                  10                                  32                                48
           1968-1972                  10                                  32                                49

PAGE 2                            7/2/96        TEST STANDARDS AND CALCULATIONS

           (ii)  HIGH-ALTITUDE LIGHT DUTY VEHICLES).

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1983-1984                   2                                  23                                41
           1982                        2                                  23                                41

           (iii)  LIGHT DUTY TRUCKS 1 (LESS THAN 6000 POUNDS GVWR).

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1994+ Tier 1               1                                   21                                41
           1988-1995                  3                                   24                                42
           1984-1987                  3                                   24                                46
           1979-1983                  8                                   28                                46
           1975-1978                  9                                   29                                48
           1973-1974                 10                                   32                                48
           1968-1972                 10                                   32                                49

          (iv)  HIGH-ALTITUDE LIGHT DUTY TRUCKS 1 (LESS THAN 6000 POUNDS GVWR).

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1988+                      4                                   26                                42
           1984-1987                  4                                   26                                46
           1982-1983                  9                                   30                                46

           (v)  LIGHT DUTY TRUCKS 2 (GREATER THAN 6000 POUNDS GVWR).

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1994+ Tier 1              1                                   21                                 41
           1988-1995                 3                                   24                                 44
           1984-1987                 3                                   24                                 46
           1979-1983                 8                                   28                                 46
           1975-1978                 9                                   29                                 48
           1973-1974                10                                   32                                 48
           1968-1972                10                                   32                                 49

           (vi)  HIGH-ALTITUDE LIGHT DUTY TRUCKS 2 (GREATER THAN 6000 POUNDS
                 GVWR).

           Model Years           Hydrocarbons                      Carbon Monoxide                 Oxides of Nitrogen
           -----------           ------------                      ---------------                 -------------------
                           Table Section 85.1 (a)(3)(i)     Table Section 85.1 (a)(3)(ii)     Table Section 85.1 (a)(3)(iii)
           1988+                     4                                   26                                 44
           1984-1987                 4                                   26                                 46
           1982-1983                 9                                   30                                 46

PAGE 3                            7/2/96        TEST STANDARDS AND CALCULATIONS

    (3) ASM 2525 and 5015 Concentration Tables

       (i) ASM2525 and ASM5015 Hydrocarbon (ppm C6) Table

  COLUMN #          1            1            2            2            3            3            4            4            5
     ETW          5015         2525         5015         2525         5015         2525         5015         2525         5015
-------------     -----        -----        -----        -----        -----        -----        -----        -----        -----
       1750           142          136          224          216          257          249          291          282          324
       1875           134          129          212          205          243          236          275          266          306
       2000           127          123          201          194          230          223          260          252          289
       2125           121          116          191          184          219          212          246          239          274
       2250           115          111          182          175          208          201          234          227          260
       2375           109          106          173          167          198          192          223          216          247
       2500           105          101          166          160          189          183          212          206          236
       2625           100           97          159          153          181          175          203          197          225
       2750            96           93          152          147          173          168          194          189          216
       2875            92           89          146          141          167          161          187          181          207
       3000            89           86          141          136          160          155          180          174          199
       3125            86           83          136          132          155          150          173          168          191
       3250            83           80          132          127          149          145          167          162          185
       3375            81           78          128          123          145          140          162          157          179
       3500            78           76          124          120          140          136          157          152          173
       3625            76           74          120          117          136          132          152          148          168
       3750            74           72          117          114          133          129          148          144          163
       3875            72           70          114          111          129          125          144          140          159
       4000            71           68          112          108          126          122          140          137          155
       4125            69           67          109          106          123          119          137          133          151
       4250            67           65          107          103          120          117          134          130          147
       4375            66           64          104          101          118          114          131          127          144
       4500            65           63          102           99          115          112          128          124          141
       4625            63           61          100           97          113          109          125          122          137
       4750            62           60           98           95          110          107          122          119          134
       4875            61           59           96           93          108          105          120          117          132
       5000            60           58           94           92          106          103          117          114          129
       5125            58           57           93           90          104          101          115          112          126
       5250            57           56           91           88          102           99          112          110          123
       5375            56           55           89           86          100           97          110          107          121
       5500            55           54           87           85           98           95          108          105          118
       5625            54           53           86           83           96           93          106          103          116
       5750            53           52           84           82           94           91          104          101          113
       5875            52           51           83           80           92           90          102           99          111
       6000            51           50           81           79           90           88          100           97          109
       6125            50           49           80           78           89           86           98           95          107
       6250            50           48           79           76           87           85           96           94          105
       6375            49           48           77           75           86           84           95           92          103
       6500            48           47           76           74           85           83           93           91          102
       6625            48           46           76           74           84           82           92           90          101
       6750            47           46           75           73           83           81           91           89          100
       6875            47           46           75           73           83           81           91           89           99
       7000            47           46           74           72           83           80           91           88           99
       7125            47           46           74           72           82           80           90           88           98
       7250            47           46           74           72           82           80           90           88           98
       7375            47           46           74           72           82           80           90           88           98
       7500            47           46           74           72           82           80           90           88           98

  COLUMN #          5            6            6            7            7            8            8            9            9
     ETW          2525         5015         2525         5015         2525         5015         2525         5015         2525
-------------     -----        -----        -----        -----        -----        -----        -----        -----        -----
       1750           315          374          364          390          381          407          397          457          447
       1875           297          353          344          368          359          384          375          431          421
       2000           281          333          325          348          339          363          354          407          398
       2125           267          316          308          329          321          343          335          385          376
       2250           253          299          292          312          305          325          318          365          357
       2375           241          284          277          297          290          309          302          346          339
       2500           230          271          264          283          276          294          288          329          322
       2625           219          259          252          270          263          281          274          314          307
       2750           210          247          241          258          252          269          262          300          294
       2875           201          237          231          247          241          257          251          287          281
       3000           194          228          222          237          232          247          241          276          270
       3125           186          219          214          228          223          238          232          265          260
       3250           180          211          206          220          215          229          224          256          250
       3375           174          204          199          213          208          221          216          247          241
       3500           169          198          193          206          201          214          209          239          234
       3625           164          192          187          200          195          207          203          231          226
       3750           159          186          182          194          189          201          197          224          220
       3875           155          181          177          188          184          196          191          218          213
       4000           151          176          172          183          179          191          186          212          208
       4125           147          172          168          179          175          186          181          206          202
       4250           143          167          164          174          170          181          177          201          197
       4375           140          164          160          170          166          177          173          196          192
       4500           137          160          156          166          162          172          169          192          188
       4625           134          156          152          162          159          169          165          187          183
       4750           131          153          149          159          155          165          161          183          179
       4875           128          149          146          155          152          161          157          179          175
       5000           126          146          143          152          148          157          154          175          171
       5125           123          143          139          148          145          154          150          171          167
       5250           120          140          136          145          142          150          147          167          163
       5375           118          137          133          142          138          147          144          163          159
       5500           115          134          130          139          136          144          141          159          156
       5625           113          131          128          136          133          141          138          156          152
       5750           111          128          125          133          130          138          135          152          149
       5875           108          125          122          130          127          135          132          149          146
       6000           106          123          120          127          124          132          129          146          143
       6125           104          120          118          125          122          129          126          143          140
       6250           102          118          115          123          120          127          124          140          137
       6375           101          116          113          120          118          125          122          138          135
       6500            99          114          112          119          116          123          120          136          133
       6625            98          113          110          117          114          121          119          134          131
       6750            97          112          109          116          113          120          117          132          129
       6875            97          111          109          115          113          119          117          132          129
       7000            96          111          108          115          112          119          116          131          128
       7125            96          111          108          115          112          119          116          131          128
       7250            96          111          108          115          112          119          116          131          128
       7375            96          111          108          115          112          119          116          131          128
       7500            96          111          108          115          112          119          116          131          128

  COLUMN #         10           10           11           11           12           12          13         13
     ETW          5015         2525         5015         2525         5015         2525        5015       2525
-------------     -----        -----        -----        -----        -----        -----     ---------  ---------
       1750           706          694          774          761          843          828        1118       1098
       1875           665          653          729          717          794          780        1052       1034
       2000           627          616          688          676          749          736         992        975
       2125           592          582          650          638          707          695         938        921
       2250           560          551          615          604          669          658         887        872
       2375           531          522          583          573          635          624         841        827
       2500           505          496          554          544          603          593         800        786
       2625           481          472          528          518          574          564         761        748
       2750           459          451          503          495          548          539         726        714
       2875           439          431          481          473          524          515         695        683
       3000           420          413          461          453          502          493         666        654
       3125           404          397          443          435          482          474         639        628
       3250           388          382          426          419          464          456         615        604
       3375           374          368          411          404          447          440         593        583
       3500           362          355          397          390          432          424         573        563
       3625           350          344          384          377          418          411         554        544
       3750           339          333          372          365          405          398         537        527
       3875           329          323          361          355          393          386         521        512
       4000           320          314          351          345          382          375         506        497
       4125           311          305          341          335          371          365         492        484
       4250           303          297          332          326          361          355         479        471
       4375           295          290          323          318          352          346         467        459
       4500           287          282          315          310          343          337         455        447
       4625           280          275          308          302          335          329         444        436
       4750           273          269          300          295          327          321         433        425
       4875           267          262          293          288          319          313         423        415
       5000           260          256          286          281          311          305         412        405
       5125           254          250          279          274          304          298         402        395
       5250           248          244          272          267          296          291         393        386
       5375           242          238          266          261          289          284         383        376
       5500           236          232          259          253          282          277         374        367
       5625           231          226          253          248          276          271         365        359
       5750           225          221          247          243          269          264         357        350
       5875           220          216          241          237          263          258         348        342
       6000           215          211          236          232          257          252         341        334
       6125           210          206          231          227          251          247         333        327
       6250           206          202          226          222          246          242         326        320
       6375           202          198          222          218          242          237         320        314
       6500           199          195          218          214          238          233         315        309
       6625           196          192          215          211          234          230         310        304
       6750           194          190          213          209          232          227         307        301
       6875           193          189          211          207          230          225         305        299
       7000           192          188          211          207          229          225         304        298
       7125           192          188          211          206          229          225         304        298
       7250           192          188          211          206          229          225         304        298
       7375           192          188          211          206          229          225         304        298
       7500           192          188          211          206          229          225         304        298

             (ii)  ASM2525 and ASM5015 Carbon Monoxide (%CO) Table

-------------------------------------------------------------------------------------------------------------------------
 Column #    21      21      22      22      23      23      24      24      25      25      26      26      27      27
----------
   ETW      5015    2525    5015    2525    5015    2525    5015    2525    5015    2525    5015    2525    5015    2525
-------------------------------------------------------------------------------------------------------------------------
1750        0.80    0.77    1.26    1.22    1.64    1.83    2.02    2.43    2.21    2.73    2.78    3.64    2.97    3.94
1875        0.75    0.73    1.19    1.16    1.55    1.72    1.91    2.29    2.09    2.58    2.63    3.43    2.81    3.71
2000        0.71    0.69    1.13    1.09    1.47    1.63    1.81    2.17    1.97    2.43    2.48    3.24    2.65    3.51
2125        0.68    0.66    1.07    1.04    1.39    1.54    1.71    2.05    1.87    2.30    2.35    3.06    2.51    3.32
2250        0.64    0.62    1.02    0.99    1.32    1.47    1.62    1.94    1.77    2.18    2.23    2.90    2.38    3.14
2375        0.61    0.59    0.97    0.94    1.26    1.39    1.54    1.85    1.69    2.07    2.12    2.76    2.26    2.98
2500        0.59    0.57    0.93    0.90    1.20    1.33    1.47    1.76    1.61    1.97    2.02    2.62    2.15    2.84
2625        0.56    0.54    0.89    0.86    1.15    1.27    1.41    1.68    1.53    1.88    1.92    2.50    2.05    2.70
2750        0.54    0.52    0.85    0.82    1.10    1.21    1.34    1.60    1.47    1.80    1.84    2.39    1.96    2.58
2875        0.52    0.50    0.82    0.79    1.05    1.16    1.29    1.54    1.41    1.72    1.76    2.29    1.88    2.47
3000        0.50    0.48    0.79    0.76    1.01    1.12    1.24    1.48    1.35    1.66    1.69    2.19    1.80    2.37
3125        0.48    0.46    0.76    0.73    0.98    1.08    1.19    1.42    1.30    1.59    1.63    2.11    1.74    2.28
3250        0.46    0.45    0.73    0.71    0.94    1.04    1.15    1.37    1.26    1.53    1.57    2.03    1.67    2.20
3375        0.45    0.43    0.71    0.69    0.91    1.00    1.11    1.32    1.21    1.48    1.52    1.96    1.62    2.12
3500        0.44    0.42    0.69    0.67    0.88    0.97    1.08    1.28    1.17    1.43    1.47    1.89    1.56    2.05
3625        0.42    0.41    0.67    0.65    0.86    0.94    1.05    1.24    1.14    1.39    1.42    1.84    1.52    1.98
3750        0.41    0.40    0.65    0.63    0.83    0.92    1.02    1.20    1.11    1.35    1.38    1.78    1.47    1.92
3875        0.40    0.39    0.63    0.61    0.81    0.89    0.99    1.17    1.08    1.31    1.34    1.73    1.43    1.87
4000        0.39    0.38    0.62    0.60    0.79    0.87    0.96    1.14    1.05    1.28    1.31    1.68    1.39    1.82
4125        0.38    0.37    0.60    0.58    0.77    0.85    0.94    1.11    1.02    1.24    1.27    1.64    1.36    1.77
4250        0.37    0.36    0.59    0.57    0.75    0.83    0.92    1.08    1.00    1.21    1.24    1.60    1.32    1.72
4375        0.36    0.35    0.58    0.56    0.74    0.81    0.89    1.06    0.97    1.18    1.21    1.56    1.29    1.68
4500        0.36    0.35    0.57    0.55    0.72    0.79    0.87    1.03    0.95    1.16    1.18    1.52    1.26    1.64
4625        0.35    0.34    0.55    0.54    0.70    0.77    0.85    1.01    0.93    1.13    1.15    1.48    1.23    1.60
4750        0.34    0.33    0.54    0.53    0.69    0.76    0.84    0.99    0.91    1.10    1.13    1.45    1.20    1.57
4875        0.34    0.33    0.53    0.52    0.67    0.74    0.82    0.97    0.89    1.08    1.10    1.42    1.17    1.53
5000        0.33    0.32    0.52    0.51    0.66    0.73    0.80    0.95    0.87    1.05    1.08    1.38    1.15    1.49
5125        0.32    0.31    0.51    0.50    0.65    0.71    0.78    0.92    0.85    1.03    1.05    1.35    1.12    1.46
5250        0.32    0.31    0.50    0.49    0.63    0.70    0.77    0.90    0.83    1.01    1.03    1.32    1.10    1.43
5375        0.31    0.30    0.49    0.48    0.62    0.68    0.75    0.89    0.81    0.99    1.01    1.29    1.07    1.39
5500        0.30    0.30    0.48    0.47    0.61    0.67    0.73    0.87    0.80    0.97    0.99    1.26    1.05    1.36
5625        0.30    0.29    0.47    0.46    0.59    0.65    0.72    0.85    0.78    0.94    0.97    1.24    1.03    1.33
5750        0.29    0.29    0.46    0.45    0.58    0.64    0.70    0.83    0.76    0.92    0.94    1.21    1.01    1.30
5875        0.29    0.28    0.45    0.44    0.57    0.63    0.69    0.81    0.75    0.91    0.92    1.18    0.98    1.27
6000        0.28    0.28    0.44    0.44    0.56    0.62    0.67    0.80    0.73    0.89    0.91    1.16    0.96    1.25
6125        0.28    0.27    0.44    0.43    0.55    0.61    0.66    0.78    0.72    0.87    0.89    1.13    0.94    1.22
6250        0.27    0.27    0.43    0.42    0.54    0.60    0.65    0.77    0.71    0.85    0.87    1.11    0.93    1.20
6375        0.27    0.26    0.42    0.42    0.53    0.59    0.64    0.76    0.69    0.84    0.86    1.09    0.91    1.18
6500        0.26    0.26    0.42    0.41    0.52    0.58    0.63    0.74    0.68    0.83    0.84    1.08    0.90    1.16
6625        0.26    0.26    0.41    0.41    0.52    0.57    0.62    0.73    0.67    0.82    0.83    1.06    0.88    1.14
6750        0.26    0.26    0.41    0.41    0.51    0.57    0.61    0.73    0.67    0.81    0.82    1.05    0.88    1.13
6875        0.26    0.25    0.40    0.40    0.51    0.56    0.61    0.72    0.66    0.80    0.82    1.04    0.87    1.12
7000        0.25    0.25    0.40    0.40    0.51    0.56    0.61    0.72    0.66    0.80    0.82    1.04    0.87    1.12
7125        0.25    0.25    0.40    0.40    0.51    0.56    0.61    0.72    0.66    0.80    0.81    1.04    0.87    1.12
7250        0.25    0.25    0.40    0.40    0.50    0.56    0.61    0.72    0.66    0.80    0.81    1.04    0.86    1.12
7375        0.25    0.25    0.40    0.40    0.50    0.56    0.61    0.72    0.66    0.80    0.81    1.04    0.86    1.12
7500        0.25    0.25    0.40    0.40    0.50    0.56    0.61    0.72    0.66    0.80    0.81    1.04    0.86    1.12
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Column #    28      28      29      29      30      30      31      31      32      32      33      33      34      34
----------
   ETW      5015    2525    5015    2525    5015    2525    5015    2525    5015    2525    5015    2525    5015    2525
-------------------------------------------------------------------------------------------------------------------------
1750        3.16    4.24    3.54    4.85    3.92    5.45    4.31    6.06    5.07    7.26    5.26    7.44    8.02    9.90
1875        2.98    4.00    3.34    4.57    3.70    5.14    4.06    5.70    4.78    6.84    4.96    7.05    7.56    9.90
2000        2.82    3.77    3.16    4.31    3.49    4.85    3.83    5.38    4.51    6.45    4.68    6.68    7.14    9.90
2125        2.67    3.57    2.99    4.08    3.31    4.58    3.63    5.09    4.26    6.10    4.43    6.34    6.75    9.66
2250        2.53    3.38    2.83    3.86    3.13    4.34    3.44    4.82    4.04    5.78    4.20    6.00    6.40    9.14
2375        2.40    3.21    2.69    3.66    2.98    4.12    3.26    4.57    3.83    5.48    3.98    5.69    6.07    8.67
2500        2.29    3.05    2.56    3.48    2.83    3.91    3.10    4.35    3.65    5.21    3.79    5.41    5.78    8.25
2625        2.18    2.91    2.44    3.32    2.70    3.73    2.96    4.14    3.48    4.96    3.61    5.15    5.51    7.85
2750        2.09    2.78    2.33    3.17    2.58    3.56    2.83    3.95    3.32    4.73    3.45    4.92    5.26    7.50
2875        2.00    2.66    2.23    3.03    2.47    3.41    2.71    3.78    3.18    4.53    3.30    4.70    5.03    7.17
3000        1.92    2.55    2.14    2.91    2.37    3.27    2.60    3.62    3.05    4.34    3.17    4.51    4.83    6.87
3125        1.84    2.45    2.06    2.79    2.28    3.14    2.50    3.48    2.93    4.17    3.04    4.33    4.64    6.60
3250        1.78    2.36    1.99    2.69    2.20    3.02    2.40    3.35    2.82    4.01    2.93    4.17    4.47    6.35
3375        1.72    2.28    1.92    2.60    2.12    2.91    2.32    3.23    2.72    3.87    2.83    4.02    4.31    6.13
3500        1.66    2.20    1.86    2.51    2.05    2.82    2.24    3.12    2.63    3.74    2.73    3.88    4.17    5.92
3625        1.61    2.13    1.80    2.43    1.99    2.73    2.17    3.02    2.55    3.62    2.65    3.76    4.04    5.75
3750        1.56    2.07    1.74    2.36    1.93    2.64    2.11    2.93    2.47    3.51    2.57    3.64    3.91    5.55
3875        1.52    2.01    1.69    2.29    1.87    2.57    2.05    2.85    2.40    3.40    2.49    3.54    3.80    5.39
4000        1.48    1.95    1.65    2.22    1.82    2.49    1.99    2.77    2.33    3.31    2.43    3.44    3.70    5.24
4125        1.44    1.90    1.61    2.16    1.77    2.43    1.94    2.69    2.27    3.22    2.36    3.34    3.60    5.09
4250        1.40    1.85    1.56    2.11    1.73    2.36    1.89    2.62    2.21    3.13    2.30    3.25    3.51    4.96
4375        1.37    1.81    1.53    2.06    1.68    2.31    1.84    2.55    2.16    3.05    2.24    3.17    3.42    4.83
4500        1.34    1.76    1.49    2.01    1.64    2.25    1.80    2.49    2.11    2.98    2.19    3.09    3.34    4.71
4625        1.30    1.72    1.46    1.96    1.61    2.19    1.76    2.43    2.06    2.90    2.14    3.02    3.26    4.60
4750        1.28    1.68    1.42    1.91    1.57    2.14    1.72    2.37    2.01    2.83    2.09    2.95    3.18    4.49
4875        1.25    1.64    1.39    1.87    1.53    2.09    1.68    2.32    1.96    2.77    2.04    2.87    3.11    4.38
5000        1.22    1.60    1.36    1.82    1.50    2.04    1.64    2.26    1.92    2.70    1.99    2.81    3.03    4.28
5125        1.19    1.57    1.33    1.78    1.46    2.00    1.60    2.21    1.87    2.64    1.95    2.74    2.97    4.18
5250        1.16    1.53    1.30    1.74    1.43    1.95    1.56    2.16    1.83    2.58    1.90    2.68    2.90    4.08
5375        1.14    1.50    1.27    1.70    1.40    1.90    1.53    2.11    1.79    2.51    1.86    2.61    2.83    3.98
5500        1.11    1.46    1.24    1.66    1.37    1.86    1.49    2.06    1.75    2.46    1.82    2.55    2.77    3.89
5625        1.09    1.43    1.21    1.62    1.34    1.82    1.46    2.01    1.71    2.40    1.77    2.49    2.70    3.80
5750        1.07    1.40    1.19    1.59    1.31    1.78    1.43    1.96    1.67    2.34    1.74    2.43    2.64    3.71
5875        1.04    1.37    1.16    1.55    1.28    1.74    1.40    1.92    1.63    2.29    1.70    2.38    2.59    3.62
6000        1.02    1.34    1.14    1.52    1.25    1.70    1.37    1.88    1.60    2.24    1.66    2.33    2.53    3.54
6125        1.00    1.31    1.11    1.49    1.23    1.66    1.34    1.84    1.57    2.19    1.63    2.28    2.48    3.47
6250        0.98    1.28    1.09    1.46    1.20    1.63    1.31    1.80    1.54    2.15    1.60    2.23    2.43    3.40
6375        0.96    1.26    1.07    1.43    1.18    1.60    1.29    1.77    1.51    2.11    1.57    2.19    2.39    3.34
6500        0.95    1.24    1.06    1.41    1.16    1.57    1.27    1.74    1.48    2.07    1.54    2.15    2.35    3.28
6625        0.94    1.23    1.04    1.39    1.15    1.55    1.25    1.72    1.46    2.04    1.52    2.12    2.32    3.23
6750        0.93    1.21    1.03    1.37    1.14    1.54    1.24    1.70    1.45    2.02    1.50    2.10    2.29    3.20
6875        0.92    1.20    1.02    1.36    1.13    1.52    1.23    1.68    1.44    2.00    1.49    2.08    2.28    3.17
7000        0.92    1.20    1.02    1.36    1.12    1.52    1.23    1.68    1.43    2.00    1.49    2.08    2.27    3.17
7125        0.92    1.20    1.02    1.36    1.12    1.52    1.22    1.68    1.43    2.00    1.49    2.08    2.27    3.17
7250        0.92    1.20    1.02    1.36    1.12    1.52    1.22    1.68    1.43    2.00    1.49    2.08    2.27    3.17
7375        0.92    1.20    1.03    1.36    1.12    1.52    1.22    1.68    1.43    2.00    1.49    2.08    2.27    3.17
7500        0.92    1.20    1.02    1.36    1.12    1.52    1.22    1.68    1.43    2.00    1.49    2.08    2.27    3.17
-------------------------------------------------------------------------------------------------------------------------

PAGE 5                    7/2/96                 TEST STANDARDS AND CALCULATIONS

             (iii)  ASM2525 and ASM5015 Nitric Oxide (% NO) Table

---------------------------------------------------------------------------------------------------------
 Column #    41      41      42      42      43      43      44      44      45      45      46      46
----------
   ETW      5015    2525    5015    2525    5015    2525    5015    2525    5015    2525    5015    2525
           ----------------------------------------------------------------------------------------------
1750         1212    1095    1819    1642    2272    2114    2725    2587    3178    3060    3631    3532
1875         1142    1031    1713    1547    2181    1991    2649    2435    3117    2879    3586    3323
2000         1077     973    1616    1460    2058    1877    2499    2295    2941    2713    3383    3131
2125         1018     920    1527    1380    1944    1774    2360    2167    2776    2561    3192    2955
2250          964     871    1446    1307    1839    1678    2232    2050    2625    2422    3018    2794
2375          915     827    1372    1240    1744    1592    2115    1943    2487    2295    2859    2646
2500          869     786    1304    1179    1657    1512    2009    1845    2361    2179    2714    2512
2625          828     749    1242    1123    1577    1440    1912    1756    2246    2073    2581    2389
2750          791     715    1186    1072    1504    1374    1823    1675    2142    1976    2460    2277
2875          756     684    1134    1026    1438    1313    1742    1601    2046    1888    2350    2175
3000          725     656    1088     984    1378    1258    1668    1533    1959    1808    2249    2082
3125          696     630    1045     945    1323    1208    1601    1471    1879    1734    2157    1997
3250          670     607    1006     910    1273    1163    1539    1415    1806    1667    2073    1920
3375          647     585     970     878    1227    1121    1483    1363    1740    1606    1997    1849
3500          625     566     937     848    1184    1082    1432    1316    1679    1550    1926    1784
3625          605     547     907     821    1146    1047    1384    1273    1623    1498    1862    1724
3750          586     531     879     796    1110    1014    1340    1233    1571    1451    1802    1669
3875          569     515     853     773    1077     984    1300    1195    1523    1407    1747    1618
4000          553     501     829     751    1046     956    1262    1161    1479    1365    1695    1570
4125          538     487     807     731    1017     930    1227    1128    1437    1327    1647    1526
4250          524     475     786     712     990     905    1194    1098    1398    1291    1602    1484
4375          510     463     766     694     964     882    1162    1069    1360    1257    1559    1444
4500          498     451     747     677     939     859    1132    1042    1325    1224    1518    1406
4625          486     440     728     661     916     838    1104    1015    1291    1193    1479    1370
4750          474     430     711     645     893     818    1076     990    1259    1163    1441    1336
4875          463     420     694     630     872     798    1049     966    1227    1134    1405    1302
5000          452     410     677     615     850     778    1023     942    1196    1106    1369    1269
5125          441     400     661     600     830     760     998     919    1167    1078    1335    1237
5250          431     391     646     586     810     741     974     896    1138    1051    1301    1206
5375          420     382     631     573     790     723     950     874    1109    1025    1269    1176
5500          410     373     616     559     771     706     926     853    1082    1000    1237    1147
5625          401     364     601     546     752     689     904     832    1055     975    1206    1118
5750          391     356     587     534     734     673     882     812    1029     951    1176    1090
5875          383     348     574     522     717     657     860     793    1004     928    1147    1064
6000          374     340     561     510     701     642     840     774     980     906    1120    1039
6125          366     333     549     499     685     628     822     757     958     886    1094    1015
6250          359     326     538     489     671     615     804     741     937     867    1070     993
6375          352     320     528     480     658     604     788     727     919     850    1049     973
6500          346     315     519     473     647     593     775     714     902     835    1030     956
6625          341     311     512     466     638     585     763     704     889     823    1014     941
6750          338     307     507     461     631     578     755     696     879     813    1003     931
6875          335     305     503     458     626     574     749     691     872     807     995     924
7000          335     305     502     457     624     573     747     689     870     805     992     921
7125          335     305     502     457     625     573     747     689     870     805     992     921
7250          335     305     502     457     625     573     747     689     870     805     992     921
7375          335     305     502     457     625     573     747     689     870     805     992     921
7500          335     305     502     457     625     573     747     689     870     805     992     921
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Column #    47      47      48      48      49      49      50      50      51      51
----------
   ETW      5015    2525    5015    2525    5015    2525    5015    2525    5015    2525
           ------------------------------------------------------------------------------
1750         4084    4005    4990    4950    4990    4960    4990    4980    4990    4990
1875         4054    3767    4990    4655    4990    4738    4990    4906    4990    4990
2000         3824    3548    4707    4384    4778    4535    4919    4838    4990    4990
2125         3609    3348    4441    4136    4578    4349    4853    4776    4990    4990
2250         3411    3165    4197    3909    4395    4179    4792    4720    4990    4990
2375         3231    2998    3974    3701    4228    4024    4736    4668    4990    4990
2500         3066    2845    3771    3512    4076    3881    4685    4620    4990    4990
2625         2916    2706    3585    3339    3936    3752    4639    4577    4990    4990
2750         2779    2579    3416    3181    3809    3579    4596    4374    4990    4772
2875         2654    2463    3261    3037    3669    3417    4484    4176    4892    4556
3000         2539    2357    3120    2906    3510    3270    4290    3996    4680    4359
3125         2435    2260    2992    2787    3366    3135    4114    3832    4488    4180
3250         2340    2172    2874    2677    3234    3012    3952    3681    4311    4016
3375         2253    2092    2767    2577    3113    2899    3804    3544    4150    3866
3500         2174    2018    2668    2486    3002    2796    3669    3418    4002    3728
3625         2100    1950    2578    2401    2900    2701    3544    3302    3867    3602
3750         2033    1887    2494    2323    2806    2614    3429    3195    3741    3485
3875         1970    1829    2417    2251    2719    2533    3323    3096    3625    3377
4000         1912    1775    2345    2184    2638    2457    3224    3003    3517    3276
4125         1857    1724    2277    2122    2562    2387    3131    2917    3416    3182
4250         1806    1677    2214    2063    2490    2320    3044    2836    3321    3094
4375         1757    1632    2154    2007    2423    2258    2961    2759    3230    3010
4500         1711    1589    2096    1953    2359    2198    2883    2686    3145    2930
4625         1666    1548    2042    1903    2297    2140    2807    2616    3063    2854
4750         1624    1508    1989    1854    2238    2085    2735    2549    2983    2780
4875         1583    1470    1938    1806    2180    2032    2665    2483    2907    2709
5000         1542    1433    1889    1760    2125    1980    2597    2420    2833    2640
5125         1503    1397    1840    1715    2070    1930    2530    2359    2760    2573
5250         1465    1362    1793    1672    2017    1881    2466    2298    2690    2507
5375         1428    1327    1747    1629    1966    1833    2403    2240    2621    2443
5500         1392    1294    1703    1587    1916    1786    2341    2183    2554    2381
5625         1357    1261    1659    1547    1867    1740    2282    2127    2489    2321
5750         1323    1230    1617    1508    1820    1697    2224    2074    2426    2262
5875         1290    1199    1577    1471    1774    1654    2168    2022    2366    2206
6000         1259    1171    1539    1435    1731    1614    2116    1973    2308    2152
6125         1230    1144    1503    1401    1690    1577    2066    1927    2254    2102
6250         1203    1119    1469    1371    1653    1542    2020    1884    2204    2056
6375         1179    1096    1439    1343    1619    1510    1979    1846    2159    2014
6500         1158    1077    1413    1318    1590    1483    1943    1813    2119    1977
6625         1140    1060    1391    1298    1565    1460    1913    1785    2087    1947
6750         1127    1048    1374    1283    1546    1443    1890    1764    2062    1924
6875         1118    1040    1364    1273    1534    1432    1875    1750    2046    1909
7000         1115    1037    1360    1269    1530    1428    1870    1745    2040    1904
7125         1115    1037    1360    1269    1531    1428    1874    1745    2045    1904
7250         1115    1037    1360    1269    1531    1428    1874    1745    2045    1904
7375         1115    1037    1360    1269    1531    1428    1874    1745    2045    1904
7500         1115    1037    1360    1269    1531    1428    1874    1745    2045    1904
-----------------------------------------------------------------------------------------

PAGE 6                   7/2/96                  TEST STANDARDS AND CALCULATIONS

(b)   Test Score Calculation

      (1)   EXHAUST GAS MEASUREMENT CALCULATION.

           (i) MEASUREMENT START. The analysis and recording of exhaust gas concentrations shall begin 15 seconds after the applicable test mode begins, or sooner if the system response time (to 100%) is less than 15 seconds. The analysis and recording of exhaust gas concentrations shall not begin sooner than the time period equivalent to the response time of the slowest transducer.

           (ii) SAMPLE RATE. Exhaust gas concentrations shall be analyzed at a minimum rate of once per second.

           (iii) EMISSION MEASUREMENT CALCULATIONS. Partial stream (concentration) emissions shall be calculated based on a running 10 second average. The values used for HC(j), CO(j), and NO(j) are the raw (uncorrected) tailpipe concentrations.

                                  jHC(j) * DCF(j)
                                j-10
                 (A) AvgHC = -------------------
                                   10


                                jCO(j) * DCF(j)
                                j-10
                 (B) AvgCO = -------------------
                                   10


                                jNO(j) * DCF(j)
                                j-10
                 (C) AvgNO = -------------------
                                   10

           (iv) DILUTION CORRECTION FACTOR. The analyzer software shall multiply the raw emissions values by the Dilution Correction Factor (DCF) during any valid ASM emissions test. The DCF accounts for exhaust sample dilution (either intentional or unintentional) during an emissions test. The analyzer software shall calculate the DCF using the following procedure, and shall select the appropriate vehicle fuel formula. If the calculated DCF exceeds 3.0 then a default value of 3.0 shall be used.

                                  [CO2]measured
                 (A)   X = ----------------------------
                           [CO2]measured + [CO]measured

                       Where [CO2]measured and [CO]measured are the instantaneous ASM emissions test readings.

                 (B)   Calculate [CO2]adjusted using the following formulas.

                       (1)   For Gasoline:
                                             _                _
                                             |        X        |
                             [CO2]adjusted = | --------------- | *100
                                             |_  4.644+1.88X  _|


PAGE 7                           7/2/96        TEST STANDARDS AND CALCULATIONS

                       (2)  For Methanol or Ethanol:
                                             _                _
                                             |        X        |
                             [CO2]adjusted = | --------------- |  *100
                                             |_  4.73+1.88X   _|

                       (3)  For Compressed Natural Gas (CNG):

                                             _                _
                                             |        X        |
                             [CO2]adjusted = | --------------- |  *100
                                             |_  6.64+1.88X   _|

                       (4)  For Liquid Propane Gas (LPG):

                                             _                _
                                             |        X        |
                             [CO2]adjusted = | --------------- |  *100
                                             |_  5.39+1.88X   _|

                 (C)   Calculate the DCF using the following formula:

                                     [CO2]adjusted
                             DCF =  ----------------
                                     [CO2]measured

           (v) NO HUMIDITY CORRECTION FACTOR. The NO measurement shall be adjusted based on relative humidity using a correction factor Kh, calculated as follows:

                                    1
                (A)   Kh =   ----------------
                             1 - 0.0047(H-75)

                (B)   H = Absolute humidity in grains of water per pound of
                          dry air.

                             (43.478)Ra*Pd
                         =  ----------------
                             PB-(Pd*Ra/100)

                (C)   Ra = Relative humidity of the ambient air, percent.

                (D)   Pd = Saturated vapor pressure, mm Hg at the ambient dry
                           bulb temperature.  If the temperature is above
                           86 F, then it shall be used in lieu of the higher temperature, until EPA supplies final correction factors.

                (E)   PB = Barometric pressure, mm Hg.

      (2) PASS/FAIL DETERMINATION. A pass or fail determination shall be made for each applicable test mode based on a comparison of the applicable test standards and the measured value for HC, CO, and NO as described in Section 85.1(b)(1)(iii). A vehicle shall pass the test mode if the emission values for HC, CO, and NO are simultaneously below or equal to the applicable short test standards for all three pollutants. A vehicle shall fail the test mode if the values for HC, CO, or NO, or any combination of the three, are above the applicable standards at the expiration of the test time.


PAGE 8                       7/2/96            TEST STANDARDS AND CALCULATIONS

Section 85.2   TEST PROCEDURES

(a)   General Requirements.

      (1) VEHICLE CHARACTERIZATION. The following information shall be determined for the vehicle being tested and used to automatically select the dynamometer power absorption settings:

           (i)    Vehicle type: LDGV, LDGT1, LDGT2, HDGT, and others as needed
           (ii)   Chassis model year
           (iii)  Make
           (iv)   Model
           (v)    Number of cylinders
           (vi)   Cubic inch or liters displacement of the engine
           (vii)  Transmission type
           (viii) Equivalent Test Weight.

      (2) AMBIENT CONDITIONS. The ambient temperature, absolute humidity, and barometric pressure shall be recorded continuously during the test cycle or as a single set of readings up to 4 minutes before the start of the driving cycle.

      (3) RESTART. If shut off, the vehicle shall be restarted as soon as possible before the test and shall be running for at least 30 seconds prior to the start of the ASM driving cycle.

      (4) VOID TEST CONDITIONS. The test shall immediately end and any exhaust gas measurements shall be voided if the instantaneous measured concentration of CO plus C02 falls below six percent or the vehicle's engine stalls at any time during the test sequence.

      (5) VEHICLE BRAKES. The vehicle's brakes shall not be applied during the test modes. If the vehicles brakes are applied during testing the mode timer shall be reset to zero (tt=0).

      (6) TEST TERMINATION. The test shall be aborted or terminated upon reaching the overall maximum test time.

(b)   Vehicle Pre-inspection and Preparation.

      (1) ACCESSORIES. All accessories (air conditioning, heat, defogger, radio, automatic traction control if switchable, etc.) shall be turned off (if necessary, by the inspector).

      (2) EXHAUST LEAKS. The vehicle shall be inspected for exhaust leaks. Audio assessment while blocking exhaust flow, or gas measurement of carbon dioxide or other gases shall be acceptable. Vehicles with leaking exhaust systems shall be rejected from testing.


PAGE 9                    7/2/96                              TEST PROCEDURES

      (3) FLUID LEAKS. The vehicle shall be inspected for fluid leaks. Vehicles with leaking engine oil, transmission fluid, or coolant shall be rejected from testing.

      (4) MECHANICAL CONDITION. Vehicles with obvious mechanical problems (engine, transmission, brakes, or exhaust) that either create a safety hazard or could bias test results shall be rejected from testing.

      (5) OPERATING TEMPERATURE. The vehicle shall be at normal operating temperature prior to the start of the test. The vehicle temperature gauge, if equipped and operating, shall be checked to assess temperature. Vehicles in overheated condition shall be rejected from testing.

      (6) TIRE CONDITION. Vehicles shall be rejected from testing if tread indicators, tire cords, bubbles, cuts, or other damage are visible. Vehicles shall be rejected from testing if they have space-saver spare tires or if they do not have reasonably sized tires on the drive axle or axles. Vehicles may be rejected if they have different sized tires on the drive axle or axles. In test-and-repair facilities, drive wheel tires shall be checked with a gauge for adequate tire pressure. In test-only facilities, drive wheel tires shall be visually checked for adequate pressure level. Drive wheel tires that appear low shall be inflated to approximately 30 psi, or to tire side wall pressure, or vehicle manufacturers recommendation.
            Alternatively, vehicles with apparent low tire pressure may be rejected from testing.

      (7) GEAR SELECTION. The vehicle shall be operated during each mode of the test with the gear selector in drive for automatic transmissions and in second (or third if more appropriate) for manual transmissions for the loaded modes.

      (8) ROLL ROTATION. The vehicle shall be maneuvered onto the dynamometer with the drive wheels positioned on the dynamometer rolls. Prior to test initiation, the rolls shall be rotated until the vehicle laterally stabilizes on the dynamometer. Vehicles that cannot be stabilized on the dynamometer shall be rejected from testing. Drive wheel tires shall be dried if necessary to prevent slippage.

      (9) VEHICLE RESTRAINT. Testing shall not begin until the vehicle is restrained. Any restraint system shall meet the requirements of
            Section 85.3(a)(5)(ii). In addition, the parking brake shall be set for front wheel drive vehicles prior to the start of the test, unless parking brake functions on front axle or if is automatically disengaged when in gear.

     (10)   VEHICLE CONDITIONING

            (i). QUEUING TIME. When a vehicle waits in a queue more than 20 minutes or when a vehicle is shut-off for more than 5 minutes prior to the test, vehicle conditioning shall be performed for 60 seconds, as specified in Section 85.2(b)(10)(ii)(C). Emissions may be monitored during this cycle and if passing readings are obtained, as specified for the ASM cycle in
                  Section 85.2(d), then the cycle may be terminated and the respective ASM mode skipped.


PAGE 10                           7/2/96                     TEST PROCEDURES

            (ii) DISCRETIONARY PRECONDITIONING. At the program's discretion, any vehicle may be preconditioned using any of the following methods:

                  (A) NON-LOADED PRECONDITIONING. Increase engine speed to approximately 2500 rpm, for up to 4 minutes, with or without a tachometer.

                  (B) LOADED PRECONDITIONING. Drive the vehicle on the dynamometer at 30 miles per hour for up to 240 seconds at road-load.

                  (C) ASM PRECONDITIONING. Drive the vehicle on the dynamometer using either mode of the ASM test as specified in Section 85.2(d).

                  (D) TRANSIENT PRECONDITIONING. After maneuvering the vehicle onto the dynamometer, drive a transient cycle consisting of speed, time, acceleration, and load relationships such as the IM240.

(c)   Equipment Preparation and Settings.

      (1) ANALYZER WARM-UP. Emission testing shall be locked out until the analyzer is warmed-up and stable. The analyzer shall reach stability within 30 minutes from startup. If an analyzer does not achieve stability within the allotted time frame, it shall remain locked out from testing. The instrument shall be considered "warmed-up" when the zero and span readings for HC, CO, NO, and C0(2) have stabilized within the accuracy values specified in Section 85.3(c)(3) for five minutes without adjustment (this does not require span gas verification of warm-up, but provides the quality assurance method for checking).

      (2) EMISSION SAMPLE SYSTEM PURGE. While a lane is in operation, the sample system shall be continuously purged after each test for at least 15 minutes if not taking measurements.

      (3) PROBE INSERTION. The sample probe shall be inserted into the vehicle's tailpipe to a minimum depth of 10 inches. If the vehicle's exhaust system prevents insertion to this depth, a tailpipe extension shall be used.

      (4) MULTIPLE EXHAUST PIPES. Exhaust gas concentrations from vehicle engines equipped with functionally independent multiple exhaust pipes shall be sampled simultaneously.

      (5) ANALYZER PREPARATION. The analyzer shall perform an automatic zero, an ambient air reading, and an HC hang-up check prior to each test. This process shall occur within two minutes of the start of the test.

            (i) AUTOMATIC GAS ZERO. The analyzer shall conduct automatic zero adjustments using the zero gas specified in Section 85.4(d)(2)(iii). The zero adjustment shall include the HC, CO, C0(2), and NO channels. Bottled or generated zero air may be used.



PAGE 11                              7/2/96                      TEST PROCEDURES

            (ii) AMBIENT AIR READING. Filtered ambient air shall be introduced to the analyzer before the sample pump, but after the sample probe, hose, and filter/water trap. The analyzer shall record the concentrations of the four measured gases, but shall make no adjustments.

            (iii) HC HANG-UP DETERMINATION.  The analyzer shall sample ambient air through the probe to determine background pollution levels and HC hang-up. The analyzer shall be locked out from testing until (1) the sample through probe has less than 15 ppm HC, 0.02% CO, and 25 ppm NO; and, (2) the residual HC in the sampling system (probe sample - ambient air reading) is less than 7 ppm.

      (6) COOLING SYSTEM. When ambient temperatures exceed 72DEG.F, testing shall not begin until the cooling system blower is positioned and activated. The cooling system blower shall be positioned to direct air to the vehicle cooling system, but shall not be directed at the catalytic converter.

      (7) DYNAMOMETER WARM-UR. The dynamometer shall be automatically warmed-up prior to official testing and shall be locked out until it is warmed-up. Dynamometers resting (not operated for at least 30 seconds and at least 15 mph) for more than 30 minutes shall pass the coast-down check specified in Section 85.4(b)(1) prior to use in testing. As specified in Section 85.4(a)(2), control charts may be used to demonstrate allowing a longer duration of inactivity before a required warm-up.

      (8) LOAD SETTING. Prior to each mode, the system shall automatically select the load setting of the dynamometer from a look-up table supplied by EPA or the state.

      (9) ENGINE SPEED. Engine speed measurement equipment shall be attached on all 1996 and newer light duty vehicles and trucks, and in test-and-repair programs, engine speed shall also be monitored on all pre-1996 vehicles. Starting in 1998, the SAE-standardized OBD plug shall be used on 1996 and newer vehicles. Engine speed measurement equipment shall meet the requirements of
            Section 85.3(c)(5).

(d)   Test Procedures.

      The test sequence shall consist of either a single ASM mode or both ASM modes described in Section 85.2(d)(1) and (2), and may be performed in either order (with appropriate change in transition requirements in Section 85.2(d)(1)(iv)). Vehicles that fail the first-chance test described in Section 85.2(d) shall receive a second-chance test if the conditions in Section 85.2(e) apply. The test timer shall start (tt=0) when the conditions specified in Section 85.2(c)(2) and Section 85.2(c)(3) are met and the mode timer initiates as specified in Section 85.2(d)(1) or Section 85.2(d)(2). The test sequence shall have an overall maximum test time of 290 seconds (tt=290). The test shall be immediately terminated or aborted upon reaching the overall maximum test time.

      (1)   ASM5015 MODE.

            (i) The mode timer shall start (mt=0) when the dynamometer speed (and corresponding power) is maintained within 15 PLUS OR MINUS 1.0 miles per hour for 5 continuous seconds. If the inertia simulation error exceeds the tolerance specified in
                  Section 85.3(a)(4)(ii)(A) (or Section 85.3(a)(4)(ii)(B)
                  if used) for more than 3 consecutive seconds after the mode timer is started, the test mode timer shall

PAGE 12                              7/2/96                     TEST PROCEDURES
                  be set to mt=0. Should this happen a second time, the test shall be aborted. The dynamometer shall apply the correct torque for 15.0 mph for the torque at any testing speed within the tolerance of 15 PLUS OR MINUS 1.0 miles per hour (i.e., constant torque load over speed range). The torque tolerance shall be PLUS OR MINUS 5% of the correct torque at 15 mph.

           (ii) The dynamometer power shall be automatically selected from an EPA-supplied or EPA-approved look-up table, based upon the vehicle identification information described in Section 85.2(a)(1). Vehicles not listed in the look-up table and for which ETW is not available shall be tested using the following default settings:


                       Default ASM5015 Actual Horsepower Settings
                             For 8.6" Dynamometers HP5015(8)
            -------------------------------------------------------------------
            Vehicle Type
              Number of Cylinders   3     4     5 & 6      8    GREATER THAN 8
            -------------------------------------------------------------------
            Sedans                7.9   11.4    13.8     16.4       16.0
            Station Wagons        8.1   11.7    13.8     16.1       16.1
            Mini-vans            10.2   14.1    15.8     17.9       18.2
            Pickup Trucks         9.6   13.1    16.4     19.2       21.1
            Sport/Utility        10.1   13.4    15.5     19.4       21.1
            Full Vans            10.3   13.9    17.7     19.6       20.5
            -------------------------------------------------------------------



                       Default ASM5015 Actual Horsepower Settings
                             For 20" Dynamometers HP5015(20)
            -------------------------------------------------------------------
            Vehicle Type
              Number of Cylinders   3     4     5 & 6      8    GREATER THAN 8
            -------------------------------------------------------------------
            Sedans                8.1   11.8   14.3      16.9       16.6
            Station Wagons        8.3   12.1   14.2      16.6       16.6
            Mini-vans            10.4   14.5   16.3      18.5       18.7
            Pickup Trucks         9.8   13.4   16.8      19.8       21.7
            Sport/Utility        10.5   13.8   15.9      19.9       21.7
            Full Vans            10.8   14.4   18.2      20.2       21.1
            -------------------------------------------------------------------


                  If the dynamometer speed or torque falls outside the speed or torque tolerance for more than 2 consecutive seconds, or for more than 5 seconds total, the mode timer shall reset to zero and resume timing. The minimum mode length shall be determined as described in Section 85.2(d)(iii). The maximum mode length shall be 90 seconds elapsed time (mt=90).

                  During the 10 second period used for the pass decision, the dynamometer speed shall not fall more than 0.5 mph (absolute drop, not cumulative). If the speed at the end of the 10 second period is more than 0.5 mph less than the speed at the start of the 10 second period testing shall continue until the speed stabilizes enough to meet this criterion.

PAGE 13                              7/2/96                     TEST PROCEDURES

                  The ten second emissions window shall be matched to the corresponding vehicle speed trace time window. This shall be performed by subtracting the nominal response time for the analyzers from the mode time to determine the time for the corresponding vehicle speed.

          (iii) The pass/fail analysis shall begin after an elapsed time of 25 seconds (mt=25). A pass or fail determination shall be made for the vehicle and the mode shall be terminated as follows:

                  (A) The vehicle shall pass the ASM5015 mode and the mode shall be immediately terminated if, at any point between an elapsed time of 25 seconds (mt=25) and 90 seconds (mt=90), the 10 second running average measured values for each pollutant are simultaneously less than or equal to the applicable test standards described in Section 85.1(a).

                  (B) The vehicle shall fail the ASM5015 mode and the mode shall be terminated if the requirements of Section 85.2(d)(1)(iii)(A) are not satisfied by an elapsed time of 90 seconds (mt=90).

           (iv) Upon termination of the ASM5015 mode, the vehicle shall immediately begin accelerating to the speed required for the ASM2525 mode. The dynamometer torque shall smoothly transition during the acceleration period and shall automatically reset to the load required for the ASM2525 mode as specified in Section 85.2(d)(2)(i) once the roll speed specified in Section 85.2(d)(2)(i) is achieved.

      (2)   ASM2525 MODE.

            (i) The mode timer shall start (mt=0) when the dynamometer speed (and corresponding power) are maintained within 25 PLUS OR MINUS 1.0 miles per hour for 5 continuous seconds. If the inertia simulation error exceeds the tolerance specified in Section 85.3(a)(4)(ii)(A) (or
                  Section 85.3(a)(4)(ii)(B) if used) for more than 3 consecutive seconds after the mode timer is started, the test mode timer shall be set to mt=0. Should this happen a second time, the test shall be aborted. The dynamometer shall apply the correct torque for 25.0 mph for the torque at any testing speed within the tolerance of 25 PLUS OR MINUS 1.0 miles per hour (i.e., constant torque load over speed range). The torque tolerance shall be PLUS OR MINUS 5% of the correct torque at 25 mph.

           (ii) The dynamometer power shall be automatically selected from an EPA-supplied or EPA-approved look-up table, based upon the vehicle identification information described in Section 85.2(a)(1). Vehicles not listed in the look-up table and for which ETW is not available shall be tested using the following default settings:

PAGE 14                              7/2/96                     TEST PROCEDURES

Section 85.2                                                      Section 85.2


                                              Default ASM2525 Actual Horsepower Settings
                                                       For 8.6" Dynamometers HP2525(8)
                  --------------------------------------------------------------------------------
                  Vehicle Type
                   Number of Cylinders           3        4         5 & 6        8          > 8
                  --------------------------------------------------------------------------------
                  Sedans                        6.7       9.5        11.5       13.7         13.3
                  Station Wagons                6.8       9.7        11.5       13.4         13.3
                  Mini-vans                     8.8      11.7        13.2       14.9         15.3
                  Pickup Trucks                 8.0      10.9        13.6       16.0         17.8
                  Sport/Utility                 8.8      11.2        12.9       16.1         17.8
                  Full Vans                     9.0      11.6        14.7       16.3         17.2
                  --------------------------------------------------------------------------------

                                               Default ASM2525 Actual Horsepower Settings
                                                       For 20" Dynamometers HP2525(20)
                  --------------------------------------------------------------------------------
                  Vehicle Type
                   Number of Cylinders           3         4        5 & 6        8          > 8
                  --------------------------------------------------------------------------------
                  Sedans                       6.9       10.1        12.3       14.5         14.3
                  Station Wagons               7.0       10.4        12.2       14.2         14.4
                  Mini-vans                    8.9       12.5        14.0       15.9         16.3
                  Pickup Trucks                8.1       11.4        14.4       16.9         18.8
                  Sport/Utility                8.9       11.8        13.6       17.1         18.8
                  Full Vans                    9.1       12.5        15.5       17.3         18.3
                  --------------------------------------------------------------------------------

                  If the dynamometer speed or torque falls outside the speed or torque tolerance for more than two consecutive seconds, or for more than 5 seconds total, the mode timer shall reset to zero and resume timing. The minimum mode length shall be determined as described in Section 85.2(d)(2)(iii). The maximum mode length shall be 90 seconds elapsed time (mt=90).

                  During the 10 second period used for the pass decision, the dynamometer speed shall not fall more than 0.5 mph (absolute drop, not cumulative). If the speed at the end of the 1O second period is more than 0.5 mph less than the speed at the start of the 1O second period, testing shall continue until the speed stabilizes enough to meet this criterion.

            (iii) The pass/fail analysis shall begin after an elapsed time of
                  25 seconds (mt=25). A pass or fail determination shall be made for the vehicle and the mode shall be terminated as follows:

                  (A) The vehicle shall pass the ASM2525 mode if, at any point between an elapsed time of 25 seconds (mt=25) and 90 seconds (mt=90), the 10-second running average measured values for each pollutant are simultaneously less than or equal to the applicable test standards described in Section 85.1(a). If the vehicle passed the ASM5015 mode, as described in Section 85.2(d)(1)(iii), the ASM2525 mode shall be terminated upon obtaining passing scores for all three pollutants. If the vehicle



PAGE 15                                 7/2/96                 TEST PROCEDURES

Section 85.2                                                      Section 85.2

                        failed the ASM5015 mode, the ASM2525 mode shall continue for an elapsed time of 90 seconds (mt=90).

                  (B) The vehicle shall fail the ASM2525 mode and the mode shall be terminated if the requirements of Section 85.2(d)(2)(iii)(A) are not satisfied by an elapsed time of 90 seconds (mt=90).

(e)   Second Chance Tests.

      (1) If the vehicle fails the first-chance test, the test timer shall reset to zero (tt=O) and a second-chance test shall be performed, except as noted below. The second-chance test shall have an overall maximum test time of 145 seconds (tt=145) if one mode is repeated, an overall maximum time of 290 seconds (tt=290) if two modes are repeated.

      (2) Repetition or extension of failed modes for two mode ASM tests. Except in the case of vehicles subject to preconditioning specified in Section 85.2(b)(10(i), if at least 90 seconds of loaded preconditioning is performed, as specified in Section 85.2(b)(10)(ii), then the second-chance test may be omitted.

            (i) If the vehicle failed only the first mode (ASM5015) of the first chance test, then that mode shall be repeated upon completion of the second mode (ASM2525). The repeated mode shall be performed as described in Section 85.2(d)(1) except that the provisions of Section 85.2(d)(1)(iv) shall be omitted. The test will terminate when the mode ends or when the vehicle passes, whichever occurs first.

            (ii) If the vehicle is failing only the second mode (ASM2525) of the first chance test, then the second mode shall not end at 90 seconds but shall continue for up to 180 seconds. Mode and test timers shall not reset but rather continue up to 180 seconds. The provisions of Section 85.2(d)(2) shall continue to apply throughout the 180 second test period.

            (iii) If the vehicle failed both modes (ASM5015 and ASM2525) of the first chance test, then the vehicle shall receive a second-chance test for the ASM5015. If the vehicle fails the second-chance ASM5015, then the vehicle shall fail the test. Otherwise, the vehicle shall also receive a second-chance ASM2525.

      (3)   Repetition of failed modes for single mode ASM tests.

            (ii) If the vehicle is failing at the end of the mode then the test mode shall not end at 90 seconds but shall continue for up to 180 seconds. Mode and test timers shall not reset but rather continue up to 180 seconds. The provisions of Section 85.2(d)(1) or Section 85.2(d)(2) shall continue to apply throughout the 180 second test period.



PAGE 16                                7/2/96                   TEST PROCEDURES

Section 85.3   TEST EQUIPMENT SPECIFICATIONS

(a)   Dynamometer Specifications.

      (1)   GENERAL REQUIREMENTS

            (i)   Only one diameter of dynamometer shall be used in a program.

            (ii) The dynamometer structure (e.g., bearings, rollers, pit plates, etc.) shall accommodate all light-duty vehicles and light-duty trucks up to 8500 pounds GVWR.

            (iii) Dynamometer ASM load horsepower (HP5015 or HP2525) shall be automatically selected based on the vehicle parameters in the test record.

            (iv) All dynamometers shall have an identification plate permanently affixed showing at a minimum, the dynamometer manufacturers name, the system provider's name, production date, model number, serial number, dynamometer type, maximum axle weight, maximum HP absorbed, roll diameter, roll width, base inertia weight, and electrical requirements.

            (v) Alternative dynamometer specifications or designs may be allowed if proposed by a state and upon a determination by the Administrator that, for the purpose of properly conducting an approved short test, the evidence supporting such deviations show that proper vehicle loading will be applied.

      (2)   POWER ABSORPTION.

            (i) VEHICLE LOADING. The vehicle loading used during the ASM driving cycles shall follow the equation in Section 85.3(a)(2)(ii) at 15 and 25 mph. Unless otherwise noted, any horsepower displayed during testing shall be expressed as HP.

            (ii)  IHP = THP - PLHP - GTRL

                  HP = IHP + PLHP
                   Where:
                   HP   = The actual Horsepower value contained in the
                          look-up table for a vehicle being tested (using the ASM5015 or 2525) on a dynamometer with the specified diameter rollers. The actual horsepower is the sum of the indicated horsepower and the parasitic losses (PLHP)

                   IHP  = Indicated Horsepower value set on the dynamometer.

                   THP  = Total Horsepower for an ASM test includes
                          indicated, tire losses, and parasitics. This value is independent of roll size.

                   GTRL = Generic Tire/Roll Interface Losses at the specified speed (15 or 25 mph) on a dynamometer with the specified diameter rollers.

PAGE 17                          7/2/96           TEST EQUIPMENT SPECIFICATIONS

                   PLHP = Parasitic Losses Horsepower due to internal
                          dynamometer friction. A value is specific to each individual dynamometer and speed.

            (iii) RANGE OF POWER ABSORBER.  The range of the power absorber shall be sufficient to simulate the load required to perform an ASM5015 and an ASM2525 on all light-duty vehicles and light-duty trucks up to 8500 pounds GVWR. The power absorber shall absorb, at 14 mph and above, a minimum of 25 horsepower continuously for a steady-state test of at least 5 minutes, with 3 minutes between each test.

            (iv) PARASITIC LOSSES. The parasitic losses (PLHP) in each dynamometer system (including but not limited to windage, bearing friction, and system drive friction) shall be characterized at 15 and 25 mph upon initial acceptance, and during each dynamometer calibration. The parasitic power losses shall be determined as indicated in Section 85.4(b)(2).

            (v) POWER ABSORBER. Only electric power absorbers shall be used unless alternatives are proposed by the state and approved by the Administrator. The power absorber shall be adjustable in 0.1 hp increments at both 15 MPH and 25 MPH. The accuracy of the power absorber (PAU + parasitic losses) shall be PLUS OR MINUS 0.25 horsepower or PLUS OR MINUS 2% of required power, whichever is greater, in either direction of rotation. For field auditing the accuracy shall be PLUS OR MINUS 0.5 horsepower.

            (vii) ACCURACY OVER THE OPERATING RANGE.  The dynamometer's accuracy when warm shall not deviate more than PLUS OR
                  MINUS 0.5 horsepower over the full ambient operating range of 35 DEG. F to 110 DEG. F. This may be accomplished by intrinsic design or by software correction techniques. At any constant temperature, the dynamometer shall have an accuracy of PLUS OR MINUS 0.5 horsepower within 15 seconds of the start of the test, and shall have an accuracy of PLUS OR MINUS 0.25 horsepower within 30 seconds of the start of the test. For temperatures outside the specified range, the dynamometer shall provide correction or proceed with a manufacturer warm-up sequence until full warm condition has been reached.

      (3)   Rolls.

            (i) SIZE AND TYPE. The dynamometer shall be equipped with twin rolls. The rolls shall be electrically or mechanically coupled side-to-side and front-to-rear. The dynamometer roll diameter shall be between 8.5 and 21.0 inches. The spacing between the roll centers shall comply with the equation in Section 85.3(a)(3)(ii) to within 0.5 inches and -0.25 inches of the calculated value. Fixed dynamometer rolls shall have an inside track width of no more than 30 inches and outside track width of at least
                  100 inches. Rolls moveable from side-to-side may be used if adequate measures are taken to prevent tire damage from lateral vehicle movement and the dynamometer sufficiently accommodates track widths of the full range of vehicles to be tested on the dynamometer. Alternative track widths, roll sizes, and number of rolls may


PAGE 18                               7/2/96       TEST EQUIPMENT SPECIFICATIONS
                  be used if approved by the state and the Administrator and if adequate measures are taken to prevent tire damage from lateral vehicle movement and the dynamometer sufficiently accommodates track widths of the full range of vehicles to be tested on the dynamometer.

            (ii)  Roll Spacing = (24.375+D) * Sin 31.5153

                        D = dynamometer roll diameter.

                        Roll spacing and roll diameter are expressed in inches.

           (iii) DESIGN. The roll size, surface finish, and hardness shall be such that tire slippage is minimized under all weather conditions; that water removal is maximized; that the specified accuracy of the distance and speed measurements are maintained; and that tire wear and noise are minimized.

      (4)   INERTIA.

            (i) BASE INERTIA. The dynamometer shall be equipped with mechanical flywheel(s) or with full inertia simulation providing a total base inertia weight of 2000 pounds PLUS/MINUS 40 pounds. Any deviation from the 2000 pound base inertia shall be quantified and the coast-down time shall be corrected accordingly. Any deviation from the stated inertia shall be quantified and the inertia simulation shall be corrected accordingly. The actual inertia weight shall be marked on the ID plate required in Section 85.3(a)(1)(iv).

            (ii) INERTIA/INERTIA SIMULATION. The dynamometer shall be capable of conducting, at a minimum, diagnostic level transient inertia simulations with an acceleration rate between 0 and 3.3 miles per hour per second with a minimum load (power) of 25 horsepower at 14 mph over the inertia weight range of 2000 pounds to 6000 pounds. For the diagnostic level inertia simulation, the 25 horsepower criterion is a requirement on acceleration only, while for the full inertia simulation option, the requirement is for both acceleration and deceleration. Mechanical inertia simulation shall be provided in 500 pound increments; electric inertia simulation shall be provided in 1 pound increments. Any deviation from the stated inertia shall be quantified and the inertia simulation shall be corrected accordingly. Mechanical or electrical inertia simulation, or a combination of both, may be used, subject to review and approval by the state.

                  (A)   DIAGNOSTIC LEVEL SIMULATION.

                        1. SYSTEM RESPONSE. The torque response to a step change shall be at least 90% of the requested change within 300 milliseconds.

                        2.  SIMULATION ERROR.  An inertia simulation error
                            (ISE) shall be continuously calculated any time the actual dynamometer speed is between 10 MPH and 60 MPH. The ISE shall be calculated by the


PAGE 19                              7/2/96        TEST EQUIPMENT SPECIFICATIONS
                            equation in Section 85.3(a)(4)(ii)(C), and shall not exceed 3% of the inertia weight selected
                            (IWs) for the vehicle under test.

                  (B)   FULL INERTIA SIMULATION. (Recommended Option)

                        1. SYSTEM RESPONSE. The torque response to a step change shall be at least 90% of the requested change within 100 milliseconds after a step change is commanded by the dynamometer control system, and shall be within 2% of the commanded torque by 300 milliseconds after the command is issued. Any overshoot of the commanded torque value shall not exceed 25% of the torque value.

                        2.  SIMULATION ERROR.  An inertia simulation error
                            (ISE) shall be continuously calculated any time the actual dynamometer speed is between 10 MPH and 60 MPH. The ISE shall be calculated by the equation in Section 85.3 (a)(4)(ii)(C), and shall not exceed 1% of the inertia weight selected (IWs) for the vehicle under test.

                  (C)   INERTIA SIMULATION ERROR CALCULATION.

                        ISE = [(IWs  - It ) / (IWs )] * 100

                                     (1)             t
                        It  = Im  + (--)  -intergral-  (Fm  - Frl) dt
                                     (V)             0

                        Where:
                        ISE           = Inertia Simulation Error

                        IWs           = Inertia Weight Selected

                        It            = Total inertia being simulated by the
                                        dynamometer (kg)

                        It (lb force) = It (kg) * 2.2046

                        Im            = Base (mechanical inertia of the
                                        dynamometer (kg)

                        V             = Measured roll speed (m/s)

                        Fm            = Force measured by the load cell
                                        (translated to the roll surface) (N)

                        Frl           = Road load force (N) required by IHP
                                        at the measure roll speed (V)

                        t             = Time (sec)

      (5)   OTHER REQUIREMENTS.

            (i) VEHICLE SPEED. The measurement of roll speed shall be accurate within 0.1 mph over the full operating range. The dynamometer shall accommodate vehicle speeds of up to 60 mph.

            (ii) VEHICLE RESTRAINT. The vehicle shall be restrained during the driving cycle. The restraint system shall be designed to insure that vertical and horizontal


PAGE 20                              7/2/96        TEST EQUIPMENT SPECIFICATIONS
                  force on the drive wheels does not significantly affect emission levels. The restraint system shall allow unobstructed vehicle ingress and egress and shall be capable of safely restraining the vehicle under all reasonable operating conditions without damaging the suspension system.

            (iii) VEHICLE COOLING.  The test system shall provide for a method to prevent overheating of the vehicle. The test shall be conducted with the hood open and the cooling system activated when ambient temperature exceeds 72 DEG. F. The cooling method used shall direct air to the test vehicle's cooling system. The cooling system capacity shall be at least 3000 SCFM within 12 inches of the intake to the vehicle's cooling system. The cooling system shall avoid improper cooling of the catalytic converter.

            (iv) FOUR-WHEEL DRIVE. If used, four-wheel drive dynamometers shall insure the application of correct vehicle loading as defined in Section 85.3(a)(2), shall not damage the four wheel drive system of the vehicle, and shall accommodate vehicles equipped with anti-lock brakes and/or traction control. Front and rear wheel rolls shall maintain speed synchronization within 0.2 mph.

            (v) INSTALLATION. Either in-floor or above ground installations of the dynamometer are acceptable. In all cases, installation must be performed so that the test vehicle is approximately level (PLUS/MINUS 5 DEG.) while on the dynamometer during testing.

            (vi) AUGMENTED BRAKING. Dynamometers shall apply augmented braking on major decelerations during transient drive cycles, if such cycles are used in the program. The dynamometer software shall provide a signal output to inform the operator when augmented braking is activated.

(b)   Emission Sampling System.

      (1) The sampling system shall be designed to insure durable, leak free operation and be easily maintained. Materials that are in contact with the gases sampled shall not contaminate or change the character of the gases to be analyzed, including gases from vehicles not fueled by gasoline (except diesels). The system shall be designed to be corrosion-resistant and be able to withstand typical vehicle exhaust temperatures when the vehicle is driven through the ASM test cycle for 290 seconds.

      (2) The sampling system shall draw exhaust gas from the vehicle, shall remove particulate matter and aerosols from the sampled gas, shall drain condensed water from the sample if necessary, and shall deliver the resultant gas sample to the analyzers/sensors for analysis and then deliver the analyzed sample directly outside the building. The sampling system shall, at a minimum, consist of a tailpipe probe, flexible sample line, water removal system, a particulate trap, sample pump, and flow control components.



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


      (3)   SAMPLE PROBE.

            (i) INSERTION. The sample probe shall allow at least a 16 inch insertion depth of the sample point into the vehicle's exhaust. In addition, the probe shall be inserted at least 1O inches into the vehicle's exhaust. Use of a tailpipe extension is permitted as long as the extension does not change the exhaust back pressure by more than PLUS/MINUS 1.0 inch of water pressure.

            (ii) RETENTION. The probe shall incorporate a positive means of retention to prevent it from slipping out of the tailpipe during use. High through-put test systems may use alternative means to insure probe retention.

            (iii) FLEXIBILITY.  The probe shall be designed so that the tip extends 16 inches into the tailpipe. The probe tip shall be shielded so that debris is not scooped up by the probe when it is inserted into the tailpipe. High through-put test systems may use alternative means to insure adequate probe insertion.

            (iv) PROBE TIP. Probe tips shall be designed and constructed to prevent sample dilution.

            (v) MATERIALS. All materials in contact with exhaust gas prior to and throughout the measurement portion of the system shall be unaffected by and shall not affect the sample (i.e., the materials shall not react with the sample, and they shall not taint the sample). Acceptable materials include stainless steel, Teflon, silicon rubber, and Tedlar. Dissimilar metals with thermal expansion factors of more than 5% shall not be used in either the construction of probes or connectors. The sample probe shall be constructed of stainless steel or other non-corrosive, non-reactive material which can withstand exhaust gas temperatures at the probe tip of up to 1,000_F for 10 minutes.

            (vi) SYSTEM HOSES AND CONNECTIONS. Hoses and all other sample handling components must be constructed of, or plated with a non-reactive, non-corrosive, high temperature material which will not affect, or be affected by, the exhaust constituents and tracer gases.

            (vii) DUAL EXHAUST.  The sample system shall provide for the testing of dual exhaust equipped vehicles. When testing a vehicle with functional dual exhaust pipes, a dual sample probe of a design certified by the analyzer manufacturer to provide equal flow in each leg shall be used. The equal flow requirement is considered to be met if the flow rate in each leg of the probe has been measured under two sample pump flow rates (the normal rate and a rate equal to the onset of low flow), and if the flow rates in each of the legs are found to be equal to each other (within 15% of the flow rate in the leg having lower flow).

      (4) PARTICULATE FILTER. The particulate filter shall be capable of trapping 97% of all particulate and aerosols 5 microns or larger. The filter element shall not absorb or adsorb hydrocarbons. The filter housing shall be transparent or translucent to allow the operator to observe the filter element's condition without removing the housing.



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

            The filter element shall be easily replaceable and shall provide for reliable sealing after filter element changes.

      (5) WATER TRAP. The water trap shall be sized to remove exhaust sample water from vehicles fueled with gasoline, propane, compressed natural gas, reformulated gasoline, alcohol blends or neat, and oxygenated fuels. The filter element, bowl and housing shall be inert to these fuels as well as to the exhaust gases from vehicles burning these fuels. The condensed water shall be drained from the water trap's bowl either continuously or automatically on a periodic basis such that the following performance requirement is maintained. Sufficient water shall be trapped, regardless of fuel, to prevent condensation in the sample system or in the optical bench's sample cell.

      (6) LOW FLOW INDICATION. The analyzer shall lock out official testing when the sample flow is below the acceptable level. The sampling system shall be equipped with a flow meter (or equivalent) that shall indicate sample flow degradation when measurement error exceeds 3% of the gas value used for checking, or causes the system response time to exceed 13 seconds to 90 percent of a step change in input (excluding NO), whichever is less.

      (7) EXHAUST VENTILATION SYSTEM. The high quantities of vehicle emissions generated during loaded mode testing shall be properly vented to prevent buildup of hazardous concentrations of HC, CO, C02 and NOx. Sufficient ventilation shall be provided in the station to maintain HC, CO, C02 and NO levels below OSHA standards.

            (i) The ventilation system shall discharge the vehicle exhaust outside the building.

            (ii) The flow of the exhaust collection system shall not cause dilution of the exhaust at the sample point in the probe.

            (iii) The flow of the exhaust collection system shall not cause a change of more than PLUS/MINUS 1.0 inches of water pressure in the vehicle's exhaust system at the exhaust system outlet.

(c)   Analytical Instruments.

      (1)   GENERAL REQUIREMENTS.

            (i) MEASURED GASES. The analyzer system shall consist of analyzers for HC, CO, NO, and C02, (02 optional) and digital displays for exhaust concentrations of HC, CO, NO, and C02, and for vehicle speed.

            (ii) EMISSION ACCURACY. The system shall ensure that the analytical system provides an accurate accounting of the actual exhaust emissions produced during the test, taking into consideration the individual channel accuracies, repeatabilities, interference effects, sample transport times, and analyzer response times.


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

            (iii) SAMPLE RATE.  The analyzer shall be capable of measuring exhaust concentrations of the gases specified in
                  Section 85.3(c)(1)(i) at a minimum rate of once per second.

            (iv) ALTERNATIVE EQUIPMENT. Alternative analytic equipment specification, materials, designs, or detection methods may be allowed if proposed by a state and upon a determination by the Administrator, that for the purpose of properly conducting a test, the evidence supporting such deviations will not significantly affect the proper measurement of emissions.

      (2)   PERFORMANCE REQUIREMENTS.

            (i) TEMPERATURE OPERATING RANGE. The analyzer system and all associated hardware shall operate within the performance specifications described in Section 85.3(c)(3) at ambient air temperatures ranging from 35_F to 110_F. Analyzers shall be designed so that adequate air flow is provided around critical components to prevent overheating (and automatic shutdown) and to prevent the condensation of water vapor which could reduce the reliability and durability of the analyzer. The analyzer system shall otherwise include necessary features to keep the sampling system within the specified range.

            (ii) HUMIDITY OPERATING RANGE. The analyzer system and all associated hardware shall operate within the performance specifications described in Section 85.3(c)(3) at a minimum of 85% relative humidity throughout the required temperature range.

            (iii) INTERFERENCE EFFECTS.  The interference effects for
                  non-interest gases shall not exceed PLUS/MINUS 4 ppm for hydrocarbons, PLUS/MINUS 0.02% for carbon monoxide, PLUS/MINUS 0.20% for carbon dioxide, and PLUS/MINUS 20 ppm for nitric oxide when using the procedure specified in
                  Section 85.4(d)(5)(iv). Corrections for collision-broadening effects of combined high CO and C02 concentrations shall be taken into account in developing the factory calibration curves, and are included in the accuracy specifications.

            (iv) BAROMETRIC PRESSURE COMPENSATION. Barometric pressure compensation shall be provided. Compensation shall be made for elevations up to 6000 feet (above mean sea level). At any given altitude and ambient conditions specified in
                  Section 85.3(c)(2)(i) and (ii), errors due to barometric pressure changes of PLUS/MINUS 2 inches of mercury shall not exceed the accuracy limits specified in Section 85.3(c)(3).

            (v) SYSTEM LOCKOUT DURING WARM-UP. Functional operation of the gas sampling unit shall remain disabled through a system lockout until the instrument meets stability and warm-up requirements. The instrument shall be considered "warm" when the zero and span readings for HC, CO, NO, and C02 have stabilized, within the accuracy values specified in
                  Section 85.3(c)(3) for five minutes without adjustment.


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

            (vi) ZERO DRIFT LOCKOUT. If zero or span drift cause the optical bench signal levels to move beyond the adjustment range of the analyzer, the system shall be locked out from testing.

            (vii) ELECTROMAGNETIC ISOLATION AND INTERFERENCE. Electromagnetic signals found in an automotive service environment shall not cause malfunctions or changes in the accuracy in the electronics of the analyzer system. The instrument design shall ensure that readings do not vary as a result of electromagnetic radiation and induction devices normally found in the automotive service environment, including high energy vehicle ignition systems, radio frequency transmission radiation sources, and building electrical systems.

            (viii) VIBRATION AND SHOCK PROTECTION.  System operation shall be unaffected by the vibration and shock encountered under the normal operating conditions encountered in an automotive service environment.

            (ix) PROPANE EQUIVALENCY FACTOR. The nominal PEF range shall be between 0.490 and 0.540. For each audit/calibration point, the nominal PEF shall be conveniently displayed for the quality assurance inspector and other authorized personnel. If an optical bench must be replaced in the field, any external labels shall be changed to correspond to the nominal PEF of the new bench. The analyzer shall incorporate an algorithm relating PEF to HC concentration. Corrections shall be made automatically. The corrected PEF value may cover the range of 0.470 to 0.560.

            (x) SYSTEM RESPONSE REQUIREMENTS. The response time from the probe to the display for HC, CO, and C02 analyzers shall not exceed 8 seconds for 90% of a step change in input, nor shall it exceed 12 seconds to 95% of a step change in input. The response time for a step change in 02 from 20.9% 02 to 0. 1% 02 shall be no longer than 40 seconds. For NO analyzers, the response time shall not exceed
                   12 seconds for 90% of a step change in input. The response time for a step change in NO from a stabilized reading to 10% of that reading shall be no longer than 12 seconds.

      (3)   DETECTION METHODS, INSTRUMENT RANGES, ACCURACY, AND REPEATABILITY.

            (i) HYDROCARBON ANALYSIS. Hydrocarbon analysis shall be determined by nondispersive infrared (NDIR) analyzer. The analyzer shall cover at least the range of 0 ppm HC to 9999 ppm HC, where ppm HC is parts per million of hydrocarbon volume as hexane. The accuracy of the instrument from 0-2000 ppm HC shall be PLUS/MINUS 3% of point or 4 ppm C6, whichever is greater. The accuracy of the instrument between 2001 ppm HC and 5000 ppm HC shall be at least PLUS/MINUS 5% of point. The accuracy of the instrument between 5001 ppm HC and 9999 ppm HC shall be at least PLUS/MINUS 10% of point. The instrument shall comply with the quality control specifications in Section 85.4(d).

            (ii) CARBON MONOXIDE ANALYSIS. Carbon monoxide analysis shall be determined by non-dispersive infrared (NDIR) analyzer. The analyzer shall cover at least


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


               the range of 0.00% CO to 14.00% CO, where % CO is % volume CO. The accuracy of the instrument between 0.01% and 10.00% CO shall be PLUS/MINUS 3% of point or 0.02% CO, whichever is greater. The accuracy of the instrument between 10.01% and 14.00% shall be at least PLUS/MINUS 5% of point. The instrument shall comply with the quality control specifications in Section 85.4(d).

         (iii) CARBON DIOXIDE ANALYSIS. Carbon dioxide analysis shall be determined by non-dispersive infrared (NDIR) analyzer. The analyzer shall cover at least the range of 0.0% CO2 to 18.0% CO2. The accuracy of the instrument between 0.01% and 16.00% CO2 shall be PLUS/MINUS 3% of point or 0.3% CO2, whichever is greater. The accuracy of the instrument between 16.01% and 18.00% shall be at least PLUS/MINUS 5% of point. The instrument shall comply with the quality control specifications in Section 85.4(d).

          (iv) NITRIC OXIDE ANALYSIS. The analyzer shall cover at least the range of 0 ppm NO to 5000 ppm NO, where ppm NO is parts per million nitric oxide. The accuracy of the instrument between 0 and 4000 ppm shall be at least PLUS/MINUS 4% of point or 25 ppm NO, whichever is greater. The accuracy of the instrument between 4001 and 5000 ppm shall be at least PLUS/MINUS 8% of point. The instrument shall comply with the quality control specifications in Section 85.4(d).

           (v) OXYGEN ANALYSIS. (optional) If an oxygen analyzer is included, the analyzer shall cover at least the range of 0.0% O2 to 25.0% O2. The accuracy of the instrument over this range shall be at least 5% of point or PLUS/MINUS 0.1% O2, whichever is greater. The instrument shall comply with the quality control specifications in Section 85.4(d).

          (vi) REPEATABILITY. The repeatability for the HC analyzer in the range of 0-1400 ppm HC shall be 2% of point or 3 ppm HC absolute, whichever is greater. In the range of 1400-2000 ppm HC, the repeatability shall be 3% of point. The repeatability for the CO analyzer in the range of 0-7.00% CO shall be 2% of point or 0.02% CO absolute, whichever is greater. In the range of 7.00% to 10.00% CO, the repeatability shall be 3% of point. The repeatability for the CO2 analyzer in the range of 0-10.0% CO2 shall be 2% of point or 0.1% CO2 absolute, whichever is greater. In the range of 10.0% to 16.0% CO2, the repeatability shall be 3% of point. The repeatability of the NO analyzer shall be 3% of point or 20 ppm NO, whichever is greater. The repeatability of the O2 analyzer shall be 3% of point or 0.1% O2, whichever is greater.

         (vii) ROUNDING RULE.  Rounding beyond the decimal places shown in
               Section 85.3(c)(3) shall follow the standard mathematical practice of going to the next higher number for any numerical value of five or more. This shall also hold true for pass/fail decisions. For example, if 2.00% CO passes and 2.01% CO fails, and the reading is 2.0049%, the value shall be rounded down and the decision shall be a pass. If the reading is 2.0050, the value shall be rounded up and the decision shall be a fail. The value displayed and printed on the test report shall be consistent with the value used for the pass/fail decision.

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

      (4) AMBIENT CONDITIONS. The current relative humidity, dry-bulb temperature, and barometric pressure shall be measured and recorded prior to the start of every inspection in order to calculate Kh (nitric oxide correction factor Section 85.1(b)(1)(v)).

          (i) RELATIVE HUMIDITY. The relative humidity measurement device shall cover the range from 5% to 95% RH, between 35_F - 110_F, with a minimum accuracy of PLUS/MINUS 3% RH. Wet bulb thermometers shall not be used.

          (ii) DRY-BULB TEMPERATURE. The dry-bulb temperature device shall cover the range from 0_F - 140_F with a minimum accuracy of 3_F.

         (iii) BAROMETRIC PRESSURE. The barometric pressure measurement device shall cover the range from 610 mm Hg - 810 mm Hg absolute (24-32 inches), and 35_F - 110_F, with a minimum accuracy of PLUS/MINUS 3% of point or better.

      (5) ENGINE SPEED DETECTION. The analyzer shall utilize a tachometer capable of detecting engine speed in revolutions per minute (rpm) with a 0.5 second response time and an accuracy of PLUS/MINUS 3% of the true rpm. Starting in 1998, on vehicles equipped with onboard diagnostic (OBD) systems, the engine speed shall be taken by connecting to the SAE standardized OBD link on 1996 and newer vehicles. RPM readings shall be recorded on a second-by-second basis for the 10 second period upon which the pass/fail basis is based.

      (6) OBD FAULT CODE RETRIEVAL. Starting in 1998, the system shall include the hardware and software necessary to access the onboard computer systems on 1996 and newer vehicles, determine OBD readiness, and recover stored fault codes using the SAE standardized link.

(d) Automated Test Process Software and Displays.

      (1) SOFTWARE. The testing process, data collection, and quality control features of the analyzer system shall be automated to the greatest degree possible. The software shall automatically select the emission standards and set the vehicle load based on an EPA-provided or approved look-up table. Vehicle identification information shall be derived from a database accessed over a real-time data system to a host computer system. Entry of license plate and all or part of the VIN shall be sufficient to access the vehicle record. Provision shall be made for manual entry of data for vehicles not in the host computer system.

      (2) TEST AND MODE TIMERS. The analyzer shall be capable of simultaneously determining the amount of time elapsed in a test (overall test time), and in a mode within that test (mode time).

      (3) CLOCKS AND TIMERS. The clock used to check the coast-down time shall be accurate to within 0.1% of reading between 0.5 and 100 seconds, with a resolution of 0.001 seconds. The test mode timers used shall be accurate to within 0.1% of reading between 10 and 1000 seconds with a resolution of 0.1 seconds.


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

      (4) DRIVER'S AID. The system shall be equipped with a driver's aid that shall be clearly visible to the driver as the test is performed. The aid shall continuously display the required speed, the number of seconds into the test mode, the driver's actual speed/time performance (a display showing the deviation between set-point and actual driving trace), engine RPM, the use of augmented braking, and necessary prompts and alerts. The driver's aid shall also be capable of displaying test and equipment status and other messages as required. Dynamic information being displayed shall be refreshed at a minimum rate of twice per second. Emissions values shall not be displayed during official testing.

      (5) MINIMUM ANALYZER DISPLAY RESOLUTION. The analyzer electronics shall have sufficient resolution to achieve the following:

              HC                      1        ppm HC as hexane
              NO                      1        ppm NO
              CO                      0.01     % CO
              CO2                     0.1      % CO2
              O2                      0.1      % O2(optional)
              RPM                     10       RPM
              Speed                   0.1      mph
              Load                    0.1      hp
              Relative Humidity       1        % RH
              Dry Bulb Temperature    1        _F
              Barometric Pressure     1        mm HG




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


Section 85.4   QUALITY CONTROL REQUIREMENTS

(a)   General Requirements

      (1) MINIMUMS. The frequency and standards for quality control specified here are minimum requirements, unless modified as specified in Section 85.4(a)(2). Greater frequency or tighter standards may be used as needed.

      (2) STATISTICAL PROCESS CONTROL. Reducing the frequency of the quality control checks, modifying the procedure or specification, or eliminating the quality control checks altogether may be allowed if the state demonstrates and the Administrator determines, for the purpose of properly conducting an approved short test, that sufficient Statistical Process Control (SPC) data exist to make a determination, that the SPC data support such action, and that taking such action will not significantly reduce the quality of the emissions measurements. Should emission measurement performance or quality deteriorate as a result of allowing such actions, the approval shall be suspended and the frequencies, procedures specifications, or checks specified here or otherwise approved shall be reinstated, pending further determination by the Administrator.

(b)   Dynamometer

      (1) COAST DOWN CHECK.

           (i) The calibration of each dynamometer shall be automatically checked every 72 hours in low volume stations (less than 4000 tests per year) and daily in high volume stations by a dynamometer coast-down procedure equivalent to Section 86.118-78 (for reference see National Vehicle and Fuel Emission Laboratory's Testing Services Division test procedure TP-302A and TP-202) between the speeds of 30-20 mph if the ASM2525 is used and 20-10 mph if the ASM5015 is used. All rotating dynamometer components shall be included in the coast-down check. Speed windows smaller than PLUS/MINUS 5 mph may be used provided that they show the same calibration capabilities.

          (ii) The base dynamometer inertia (2000 pounds) shall be checked at two random horsepower settings for each speed range. The two random horsepower settings shall be between 8.0 and 18.0 horsepower. A shunt resistor for a load cell performance check shall not be used.

         (iii) The coast-down procedure shall use a vehicle off-dynamometer type method or equivalent. Using a vehicle to bring the dynamometer up to speed and removing the vehicle before the coast-down shall not be permitted. If either the measured 30-20 mph coast-down time or 20-10 mph coast-down time is outside the window bounded by the Calculated Coast-Down Time
               (CCDT) (seconds) PLUS/MINUS 7% then it shall be locked out for official testing purposes until recalibration allows a passing value.

                (A) Randomly select an IHP2525 value that is between 8.0 hp and 18.0 hp and set dynamometer PAU to this value.


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

Section 85.4                                                      Section 85.4

                        Coast-down dynamometer from 30-20 mph.
                                       (0.5 * DIW)       2    2
                                       (---------) * (V   -V   )
                        CCDT @ 25 mph =(    32.2 )     30   20
                                       (---------------------------
                                       (550 * (IHP2525 + PLHP25)

                          Where:

                          DIW      =  Dynamometer Inertia Weight. Total
                                      "inertia" weight of all rotating
                                      components in dynamometer.

                          V30      =  Velocity in feet/sec at 30 mph.

                          V20      =  Velocity in feet/sec at 20 mph.

                          IHP2525  =  Randomly selected ASM2525 indicated
                                       horsepower.

                          PLHP25   =  Parasitic Horsepower for specific
                                      dynamometer at 25 mph.

                   (B) Randomly select an IHP5015 value that is between 8.0 hp and 18.0 hp and set dynamometer PAU to this value.

                        Coast-down dynamometer from 20-10 mph.

                                       (0.5 * DIW)
                                       (---------)        2    2
                                       (   32.2  )   *(V   -V   )
                        CCDT @ 15 mph =(         )      20   10
                                       (----------------------------
                                       (550 * (IHP5015 + PLHP15 )


                          Where:

                          DIW      =   Dynamometer Inertia Weight. Total
                                       "inertia" weight of all rotating
                                       components in dynamometer.

                          V20      =   Velocity in feet/sec at 20 mph.

                          V10      =   Velocity in feet/sec at 10 mph.

                          IHP5015  =   Randomly selected ASM5015 indicated
                                       horsepower.

                          PLHP15   =   Parasitic Horsepower for specific
                                       dynamometer at 15 mph.

      (2)  PARASITIC VALUE CALCULATIONS.

           (i) Parasitic losses shall be calculated using the following equations at 25 and 15 mph whenever a coast-down check is performed. The indicated horsepower (IHP) shall be set to zero for these tests. This is only necessary if the coast-down values do not verify in Section 85.4(b)(1)(iii) above.


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

Section 85.4                                                       Section 85.4

           (ii) Parasitic losses at 25 mph for a dynamometer with specified diameter rollers.

                                                      2    2
                                    (0.5 * DIW) * (V   -V   )
                                    (---------)     30   20
                                    (  32.2   )
                         PLHP25  =  (----------------------
                                    (     550 * (ACDT)

                             Where:

                             DIW  =    Dynamometer Inertia Weight. Total
                                       "inertia" weight of all rotating
                                       components in dynamometer.

                             V30   =  Velocity in feet/sec at 30 mph.

                             V20   =  Velocity in feet/sec at 20 mph.

                             ACDT  =  Actual coast-down time required
                                      for dynamometer to coast from 30 to
                                      20 mph.

           (iii) Parasitic losses at 15 mph for a dynamometer with specified diameter rollers.

                                                      2    2
                                    (0.5 * DIW) * (V   -V   )
                                    (---------)     20   10
                                    (  32.2   )
                          PLHP15  = (----------------------
                                    (     550 * (ACDT)

                             Where:

                             DIW  =    Dynamometer Inertia Weight. Total
                                       "inertia" weight of all rotating
                                       components in dynamometer.

                             V20   =  Velocity in feet/sec at 20 mph.

                             V10   =  Velocity in feet/sec at 10 mph.

                             ACDT  =  Actual coast-down time required
                                      for dynamometer to coast from 20 to
                                      10 mph.

      (3) ROLL SPEED. Roll speed and roll counts shall be checked at least once per week by an independent means (e.g., photo tachometer). Deviations greater than PLUS/MINUS 0.2 mph or a comparable tolerance in roll counts shall require corrective action. Alternatively, a redundant roll speed transducer independent of the primary transducer may be used in lieu of the weekly comparison.
           Accuracy of redundant systems shall be checked bimonthly.

      (4) LOAD MEASURING DEVICE. If the dynamometer fails a coast-down check or requires a recalibration for any other reason, the load measuring device shall be checked using dead-weight method or an equivalent procedure proposed by the state and approved by the Administrator. The check shall cover at least three points over the range of loads used for vehicle testing. Dead weights shall be traceable to the National Institute of Standards (NIST) and shall be accurate to within PLUS/MINUS 0.1%. The dynamometer shall provide an automatic load measuring device calibration and verification feature.

      (5)  ACCEPTANCE CHECK.

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

Section 85.4                                                       Section 85.4

          (i) LOAD CELL VERIFICATION (if equipped). This test confirms the proper operation of the dynamometer load cell and associated systems. Weights in the proper range shall be supplied by the system supplier. Weights shall be NIST traceable to 0.1% of point.

                (A) Calibrate the load cell according to the manufacturer's direction.

                (B) Using a dead weight method, load the test cell to 20%, 40%, 60%, and 80% (in ascending order) of the range used for ASM testing. Record the readings for each weight. Remove the weights in the same steps (descending order) and record the results.

                (C) Perform steps A through B two more times (total of three). Calculate the average value for each weight. Multiply each average weight from E by the length of the torque arm.

                (D) ACCEPTANCE CRITERIA: The difference for each reading from the weight shall not exceed 1% of full scale.

          (ii) SPEEDOMETER VERIFICATION. This test confirms the accuracy of the dynamometer's speedometer.

                (A) Set dynamometer speed to 15 mph. Independently measure and record dynamometer speed. Repeat at 25 mph.

                (B) ACCEPTANCE CRITERIA: The difference for each reading from set dynamometer speed shall not exceed 0.2 mph.

         (iii) PARASITICS VERIFICATION. Parasitic losses shall be calculated using the following equations at 25 and 15 mph. The indicated horsepower (IHP) shall be set to zero for these tests. Using time versus speed data from the system, calculate PLHP for 25 mph and 15 mph.

               (A) Parasitic losses at 25 mph for a dynamometer with specified diameter rollers.

                                                      2    2
                                    (0.5 * DIW) * (V   -V   )
                                    (---------)     30   20
                                    (  32.2   )
                         PLHP25  =  (----------------------
                                    (     550 * (CDT)

                             Where:

                             DIW  =    Dynamometer Inertia Weight. Total
                                       "inertia" weight of all rotating
                                       components in dynamometer.

                             V30   =  Velocity in feet/sec at 30 mph.

                             V20   =  Velocity in feet/sec at 20 mph.

                             CDT   =  Coast-down time required for
                                      dynamometer to coast from 30 to
                                      20 mph.


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

Section 85.4                                                       Section 85.4

                (B) Parasitic losses at 15 mph for a dynamometer with specified diameter rollers.

                                                      2    2
                                    (0.5 * DIW) * (V   -V   )
                                    (---------)     20   10
                                    (  32.2   )
                         PLHP15  =  (----------------------
                                    (     550 * (CDT)

                             Where:

                             DIW  =    Dynamometer Inertia Weight. Total
                                       "inertia" weight of all rotating
                                       components in dynamometer.

                             V20   =  Velocity in feet/sec at 20 mph.

                             V10   =  Velocity in feet/sec at 10 mph.

                             ACDT  =  Coast-down time required for
                                      dynamometer to coast from 20 to
                                      10 mph.



                (C) ACCEPTANCE CRITERIA: The difference between the externally calculated value and the machine calculated value shall not exceed 0.25 HP.

          (iv) VERIFY COAST-DOWN. The coast-down procedure shall use a vehicle off-dynamometer type method or equivalent. Using a vehicle to bring the dynamometer up to speed and removing the vehicle before the coast-down shall not be permitted.

                (A) Randomly select an IHP2525 value that is between 8.0 hp and 18.0 hp and set dynamometer PAU to this value.

                     Coast-down dynamometer from 30-20 mph.
                                                            2     2
                                          (0.5 * DIW) * (V   - V   )
                                          (---------)     30    20
                                          (  32.2   )
                          CCDT @25 mph =  (----------------------------------
                                          ( 550 * (IHP2525yy  + PLHP25 - yy)


                             Where:

                             DIW       =  Dynamometer Inertia Weight. Total
                                          "inertia" weight of all rotating
                                          components in dynamometer.

                             V30       =  Velocity in feet/sec at 30 mph.

                             V20       =  Velocity in feet/sec at 20 mph.

                             IHP2525   =  Randomly selected ASM2525 indicated
                                          horsepower.

                             PLHP25    =  Parasitic Horsepower for specific
                                          dynamometer at 25 mph.

                (B) Randomly select an IHP5015 value that is between 8.0 hp and 18.0 hp and set dynamometer PAU to this value.

PAGE 33                    7/2/96                  QUALITY CONTROL REQUIREMENTS

Section 85.4                                                      Section 85.4

                        Coast-down dynamometer from 20-10 mph.

                                    (0.5 * DIW)
                                    -----------  *  (V(20)(2) - V(10)(2))
                                    (  32.2   )
                                 = -------------------------------------
                   CCDT @ 15 mph   550 * (IHP5015(yy) + PLHP15-(yy))


                        Where:

                        DIW      = Dynamometer Inertia Weight.  Total "inertia"
                                   weight of all rotating components in
                                   dynamometer.

                        V(20)    = Velocity in feet/sec at 20 mph.

                        V(10)    = Velocity in feet/sec at 10 mph.

                        IHP5015  = Randomly selected ASM5015 indicated
                                   horsepower.

                        PLHP15   = Parasitic Horsepower for specific dynamometer
                                   at 15 mph.

            (C) ACCEPTANCE CRITERIA: The measured 30-20 mph coast-down time and the 20-10 mph coast-down time must be inside the window bounded by CCDT (seconds) PLUS OR MINUS 7%.

(c)   Emission Sampling System.

      (1) LEAK CHECK. The entire sample system shall be checked for vacuum leaks on a daily basis and proper flow on a continuous basis.
            This may be accomplished using a vacuum decay method, reading a span gas, or other methods proposed by a state and approved by the Administrator. The analyzer shall not allow an error of more than 1% of reading using the high-range span gas described in Section 85.4(d)(2)(iii)(C). The analyzer shall be locked out from testing if the leak check is not performed when due or fails to pass the check.

      (2) DILUTION. The flow rate on the analyzer shall not cause more than 10% dilution during sampling of exhaust of a 1.6 liter engine a normal idle. Ten percent dilution is defined as a sample of 90% exhaust and 10% ambient air.

      (3)   DILUTION ACCEPTANCE TEST.

            (i) Set vehicle with 1.6 liter maximum engine displacement at factory - recommended idle speed, OEM configuration exhaust system, transmission in neutral, hood up (a fan to cool the engine may be used if needed). Set idle speed not to exceed 920 RPM. (Set for 900 RPM with a tolerance PLUS OR MINUS
                  20 RPM.)

           (ii) With a laboratory grade analyzer system, sample the exhaust at 40 centimeters depth with a flow sample rate below 320 liters per hour. Allow sufficient time for this test. Record all HC, CO, NO, CO(2), and O(2) readings.

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

Section 85.4                                                      Section 85.4

                  A chart recorder or electronically stored data may be used to detect the point of stable readings.

          (iii) While operating the candidate analyzer system in a mode which has the same flow rate as the official test mode, record the levels of HC, CO, NO, CO(2), and O(2). Ensure that the probe is installed correctly.

           (iv)   Repeat step (ii).

            (v)   ACCEPTANCE CRITERIA: If the difference of the readings between
                  (ii) and (iv) exceed five percent of the average of (ii) and
                  (iv), repeat (ii), (iii), and (iv); otherwise average (ii) and (iv) and compare with (iii). If (iii) is within 10 percent of the average of (ii) and (iv), then the equipment meets the dilution specification.

(d)   Analytic Instruments.

      (1) GENERAL REQUIREMENTS. The analyzer shall, to the extent possible, maintain accuracy between gas calibrations taking into account all errors, including noise, repeatability, drift, linearity, temperature, and barometric pressure.

      (2)   TWO-POINT GAS CALIBRATION AND LOW-RANGE AUDIT.

            (i) Analyzers shall automatically require a zero gas calibration and a high-range gas calibration for HC, CO, NO, and CO(2). The system shall also use a low-range gas to check the calibration in the range of vehicle emission standards. In high volume stations (4000 or more tests per year), analyzers shall be calibrated within four hours before each test. In low volume stations (below 4000 tests per year), analyzers shall be calibrated within 72 hours before each test. If the system does not calibrate or is not calibrated, the analyzer shall lock out from testing until corrective action is taken.

           (ii) GAS CALIBRATION AND CHECK PROCEDURE. Gas calibration shall be accomplished by introducing span gases that meet the requirements of 85.4(d)(2)(iii) into the calibration port. The pressure in the sample cell shall be the same with the calibration gas flowing as with the sample flowing during testing. The analyzer channels shall be adjusted to the center of the allowable tolerance range as a result of the calibration. The system shall record the gas reading data from before the adjustment and other data pertinent to control charting, analyzer performance.

                 (A)  Zero the analyzer and perform a leak check.

                 (B) Calibrate the analyzer using the high-range calibration gas specified in Section 85.4(d)(2)(iii).

                 (C) Introduce the low-range check as specified in Section 85.4(d)(2)(iii). If the low-range check gas readings differ from the label value by more than PLUS OR MINUS 2%, the analyzer shall be locked out from testing.

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

Section 85.4                                                      Section 85.4

          (iii) The following gases shall be used for the 2-point calibration and low-range audit.

                  (A) Zero Gas
                      02   =    20.7%
                      HC   <    1 ppm THC
                      CO   <    1 ppm
                      CO(2)<    400 ppm
                      NO   <    1 ppm
                      N(2) =    Balance 99.99% pure

                  (B) Low-Range Audit Gas
                      HC   =    200 ppm propane
                      CO   =    0.5%
                      CO(2)=    6.0%
                      NO   =    300 ppm
                      N(2) =    Balance 99.99% pure

                  (C) High-Range Calibration Gas
                      HC   =    3200 ppm propane
                      CO   =    8.0%
                      C0(2)=    12.0%
                      NO   =    3000 ppm
                      N(2) =    Balance 99.99% pure

           (iv) TRACEABILITY. The audit and span gases used for the gas calibration shall be traceable to National Institute of Standards and Technology (NIST) standards PLUS OR MINUS 1%. Gases shall have a zero blend tolerance. Stations that use large capacity gas bottles (size B or larger) and that provide a quality control check to insure proper entry of gas values, may use gases with a blend tolerance of up to 5%. Gases with a 5% blend tolerance may also be used by any station if the analyzer system reads the bar-coded calibration gas bottle specifications and adjusts the calibration accordingly.

      (3)   FIVE-POINT CALIBRATION AUDIT.

            (i) Analyzers shall automatically require and successfully pass a five point gas audit for HC, CO, NO, and CO(2). For high volume stations, audits shall be checked monthly. In low volume stations, analyzers shall undergo the audit procedure every six months.

           (ii) GAS AUDIT PROCEDURE. Calibration auditing shall be accomplished by introducing audit gas through the probe.
                  The pressure in the sample cell shall be the same with the audit gas flowing as with the sample flowing during testing.

                  (A) Zero the analyzer and perform a leak check.

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

Section 85.4                                                      Section 85.4

                  (B) Flow the low range audit gas specified in Section
                      85.4(d)(3)(iii) through the sample probe, ensuring that the tip is equal to ambient barometric pressure PLUS OR MINUS 0.1 inches Hg (a balloon teed into the gas flow line is an acceptable pressure indicator; the balloon should stand slightly erect).

                  (C) When the HC, CO, NO, and CO(2) readings have stabilized
                      (no less than 20 seconds of gas flow) record them as well as the PEF value at each audit blend.

                  (D) Repeat steps B and C for each audit gas specified in
                      Section 85.4(d)(3)(iii).

                  (E) Compare the readings with the audit gas values. Divide the HC reading by its PEF using the following relationship:

                                                (Reading - Cylinder Value)
                                                --------------------------
                           Tolerance % = 100 *        Cylinder Value

                  (F) If the tolerance exceeds PLUS OR MINUS 4.0% for CO, CO(2), and HC/PEF, or PLUS OR MINUS 5.0% for NO, then the analyzer shall fail the gas audit and shall be locked out from testing until it passes.

          (iii) The following gases shall be used for the five-point calibration audit.

                  (A) Zero Audit Gas
                      O2   =   20.7% (if O2 span is desired)
                      HC   <   0.1 ppm THC
                      CO   <   0.5 ppm
                      CO(2)<   1 PPM
                      NO   <   0.1 ppm
                      N(2) =   Balance 99.99% pure

                  (B) Low Range Audit Gas
                      HC   =   200 ppm propane
                      CO   =   0.5%
                      CO(2)=   6.0%
                      NO   =   300 ppm
                      N(2) =   Balance 99.99% pure

                  (C) Low-Middle Range Audit Gas
                      HC   =   960 ppm propane
                      CO   =   2.4%
                      CO(2)=   3.6%
                      NO   =   900 ppm
                      N(2) =   Balance 99.99% pure

                  (D) High-Middle Range Audit Gas
                      HC   =   1920 ppm propane
                      CO   =   4.8%

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

                           C0(2) = 7.2%
                           NO    = 1800 ppm
                           N(2)  = Balance 99.99% pure

                      (E)  High Range Audit Gas
                           HC    = 3200 ppm propane
                           CO    = 8.0%
                           C0(2) = 12.0%
                           NO    = 3000 ppm
                           N(2)  = Balance 99.99% pure

     (iv) TRACEABILITY. The gases used for the audit shall be traceable to National Institute of Standards and Technology (NIST) standards PLUS OR MINUS 1%. Gases shall have a zero blend tolerance.

(4)  SERVICE, REPAIR AND MODIFICATION.

     (i) Each time an analyzer's emissions measurement system, sensor, or other related electronic components are repaired or replaced, the calibration audit required in Section 85.4(d)(3) shall be performed, at a minimum, prior to returning the unit to service.

     (ii) Each time the sample line integrity is broken, a leak check shall be performed prior to testing.

(5)  ACCEPTANCE TESTING.

     (i) ANALYZER ACCURACY. This test confirms the ability of the candidate instruments to read various concentrations of gases within the tolerances required by this specification. The test compares the response of the candidate instrument with that of standard instruments, and also estimates the uncertainty of the readings.

           The analyzer shall be zeroed and gas calibrated using the high-range calibration gas. The instrument shall be tested using propane, carbon monoxide, carbon dioxide, and nitric oxide in nitrogen, with a certified accuracy of PLUS OR MINUS 1%, in the following concentrations: 0%, 10%, 20%, 30%, 40%, 50%, 60%, 70%, 80%, 90% of
           full scale for the analyzers. Full scale is defined in Section 85.3(c)(3).

           (A) Introduce the gases in ascending order of concentrations beginning with the zero gas. Record the readings of the standard and candidate instruments to each concentration value.

           (B) After the highest concentration has been introduced and recorded, introduce the same gases to the standard and candidate analyzers in descending order, including the zero gas. Record the reading of analyzers to each gas, including negatives (if any).

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

           (C) Repeat steps A and B for the candidate only, four more times (total of five times).

           (D)  Calculations:

                1. Calculate the average value of each concentration for the readings of the standard instruments.

                2. Calculate the mean and standard deviation of each candidate's readings for each concentration. Include both upscale and downscale readings for the same gas concentration. (All calculations may not be possible for zero concentrations.)

                3. For each concentration, calculate the difference between the candidate mean and the standard average.

                4.   For each concentration, compute the following:
                     (i)   Y(1) = x + K(sd)
                     (ii)  Y(2) = x - K(sd)
                     Where
                       K(sd) = std dev * 3.5 for zero and the highest
                               concentration value
                       K(sd) = std dev * 2.5 for all other concentration values x = mean (arithmetic average) of the set of candidate readings.

                5. Compute the uncertainty (U) of the calibration curve for each concentration as follows:

                     (i)   U(1) = concentration value - Y(1)
                     (ii)  U(2) = concentration value - Y(2)

                6.   ACCEPTANCE CRITERIA:

                     (a) For each concentration, the differences calculated in Step 3 shall be no greater than the accuracy tolerances specified in Section 85.3(c)(3) for each instrument.

                     (b) For each concentration, the uncertainties, (U(1) and U(2)) shall be no greater than the accuracy tolerances required in Section 85.3(c)(3).

     (ii) ANALYZER SYSTEM REPEATABILITY. This test characterizes the ability of the instrument to give consistent readings when repeatedly sampling the same gas concentration.

           (A) Using an 80% full scale gas, introduce the gas through the calibration port. Record the readings.

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

           (B) Purge with ambient air for at least 30 seconds but no more than 60 seconds.

           (C)  Repeat steps A and B above four more times.

           (D) Repeat steps A, B, and C, introducing the gas through the sample probe.

           (E) ACCEPTANCE CRITERIA: The differences between the highest and lowest readings from both ports shall not exceed the values specified in Section 85.3(c)(3)(vi).

     (iii) ANALYZER SYSTEM RESPONSE TIME. This test determines the speed of response of the candidate instrument when a sample is introduced at the sample probe.

           (A) Gas calibrate the candidate instrument per the manufacturer's instructions.

           (B) Using a solenoid valve or equivalent selector system, remotely introduce an 80% full scale gas to the probe. The gas pressure at the entrance to the probe shall be equal to room ambient.

           (C) Measure the elapsed time required for the instrument display to read 90% and 95% of the final stabilized reading for HC, CO, C0(2) and NO. (Optional: Also, measure the time required for the 0(2) analyzer to read 0.1% 0(2)). Alternatively the bench outputs may be recorded against a time base to determine the response time. Record all times in seconds.

           (D) Switch the solenoid valve to purge with zero air for at least 40 seconds but no more than 60 seconds.

           (E) Measure the elapsed time required for the NO instrument display to read 10% of the stabilized reading in Step C.

           (F)  Repeat steps A, B, and C, two more times (total three times).

           (G) ACCEPTANCE CRITERIA: The response (drop time for 0(2) and NO; rise time for HC, CO, C0(2) and NO) times shall meet the requirement specified in Section 85.3(c)(2)(x). The response time shall also be within PLUS OR MINUS 1 second of the nominal response time supplied by the equipment supplier for use in
                Section 85.5(b)(5).

     (iv) ANALYZER INTERFERENCE EFFECTS. The following acceptance test procedure shall be performed at 45 DEG. F, 75 DEG. F, and 105 DEG. F conditions, except as noted.

           (A)  Zero and span the instrument.

           (B) Sample the following gases for at least one minute. Record the response of each channel to the presence of these gases.

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


               1.   16% Carbon Dioxide in Nitrogen.

               2.   1600 ppm Hexane in Nitrogen.

               3.   10% Carbon Monoxide in Nitrogen.

               4.   3000 ppm Nitric Oxide in Nitrogen.

               5.   75 ppm Sulfur Dioxide (SO(2)) in Nitrogen.

               6.   75 ppm Hydrogen Sulfide (H(2)S) in Nitrogen.

          (C) WATER-SATURATED HOT AIR. Water-saturated hot air shall be drawn through the probe from the top of a sealed vessel partially filled with water through which ambient air will be bubbled. The water shall be maintained at a temperature of 122 DEG. F PLUS
               OR MINUS 9 DEG. F. This test shall be performed at only the 75 DEG. F, and 105 DEG. F conditions.

          (D) ACCEPTANCE CRITERIA: The interference effects shall not exceed the limits specified in Section 85.3(c)(2)(iii).

     (v) ELECTROMAGNETIC ISOLATION AND INTERFERENCE. This test shall measure the ability of the candidate instrument to withstand electromagnetic fields which could exist in vehicle testing and repair facilities. For all tests described below, sample "Low-Middle Range Audit Gas" specified in Section 85.4(d)(3)(iii)(C), at atmospheric pressure, through the sample probe. Record analyzer reading during test periods.

          (A)  RADIO FREQUENCY INTERFERENCE TEST.

               1. Use a test vehicle with an engine having a high energy ignition system (or equivalent), a solid core coil wire and a 3/8" air gap. Leave engine off.

               2. Locate the candidate instrument within 5 feet of the ignition coil. Gas calibrate the candidate instrument.

               3. Sample gas specified above. Wait 20 seconds, and record analyzer readings.

               4. Start engine. With the hood open and gas flowing to the analyzer, cycle the engine from idle through 25 mph on the dynamometer at ASM loads and record the analyzer readings.

               5. Relocate the instrument to within 6 inches of one side of the vehicle near the engine compartment. Follow procedure described in step 4 and record analyzer readings.

               6. Relocate the instrument to within 6 inches of the other side of the vehicle near the engine compartment. Follow procedure described in step 4 and record analyzer readings.

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

         7. ACCEPTANCE CRITERIA: The analyzer readings shall deviate no more than 0.5% full scale.

    (B) INDUCTION FIELD TEST. Use a variable speed (commutator type) hand drill having a plastic housing and rated at 3 amps or more. While the analyzer is sampling the gas, vary the drill speed from zero to maximum while moving from the front to the sides of the instrument at various heights.

         ACCEPTANCE CRITERIA: The analyzer readings shall deviate no more than 0.5% full scale.

    (C) LINE INTERFERENCE TEST. Plug the drill used in part B above into one outlet of a #16-3 wire extension cord approximately 20 feet long. Connect the instrument into the other outlet of the extension cord. Repeat part B above.

         ACCEPTANCE CRITERIA: The analyzer readings shall deviate no more than 0.5% full scale.

    (D) VHF BAND FREQUENCY INTERFERENCE TEST. Locate both a citizens ban radio (CB), with output equivalent to FCC legal maximum, and a highway patrol transmitter (or equivalent) within 50 feet of the instrument. While the analyzer is sampling the gas, press and release transmit button of the both radios several times.

         ACCEPTANCE CRITERIA: The analyzer readings shall deviate no more than 0.5% full scale.

    (E) AMBIENT CONDITIONS INSTRUMENTS. Upon installation and every six months thereafter, the performance of the ambient conditions instruments shall be cross checked against a master weather station.

         ACCEPTANCE CRITERIA: The individual instruments shall be within the tolerance specified in Section 85.3(c)(4).



PAGE 42                            7/2/96         QUALITY CONTROL REQUIREMENTS

Section 85.5   TEST RECORD INFORMATION

         The following information shall be collected for each test performed (both passing and failing tests), recorded in electronic form, and made available to EPA upon request.

    (a)  GENERAL INFORMATION.

         (1)  Test Record Number
         (2)  Inspection station and inspector numbers
         (3)  Test system number
         (4)  Dynamometer site
         (5)  Date of test
         (6) Emission test start time and the time final emission scores are determined.
         (7)  Vehicle identification number
         (8)  License plate number
         (9)  Test certificate number
         (10) Vehicle model year, make, and type
         (11) Number of cylinders or engine displacement
         (12) Transmission type
         (13) Odometer reading
         (14) Type of test performed (i.e., initial test, first retest, or subsequent retest)

    (b)  AMBIENT TEST CONDITIONS.

         (1)  Relative humidity (%)
         (2)  Dry-bulb temperature (-F)
         (3)  Atmospheric pressure (mm Hg)
         (4)  NO correction factor
         (5)  Nominal response time for each instrument (Transport + T90)

    (c) ASM MODE OR MODES. The following information shall be captured separately for each test mode (ASM5015 and/or ASM2525) performed.

         (1)  Final HC running average (AvgHC) (ppm)
         (2)  Final CO running average (AvgCO) (%)
         (3)  Final NO running average (AvgNO) (ppm)
         (4)  Total horsepower used to set the dynamometer (THP5015) (hp)
         (5)  Engine RPM running average corresponding to the final test score
         (6)  Dilution correction factor (DCF)

    (d)  DIAGNOSTIC/QUALITY ASSURANCE INFORMATION.

         (1)  Test time (seconds)
         (2)  Mode time (seconds)
         (3)  Vehicle speed (mph) for each second of the test
         (4)  Engine RPM for each second of the test
         (5)  Dynamometer load (pounds) for each second of the test
         (6) HC concentration (ppm) for each second of the test, not corrected for dilution
         (7) CO concentration (%) for each second of the test, not corrected for dilution
         (8) NO concentration (ppm) corrected for humidity for each second of the test, not corrected for dilution


PAGE 43                                   7/2/96       TEST RECORD INFORMATION

         (9)  C0(2) concentration (%) for each second of the test

         (10) 0(2) concentration (%) for each second of the test (optional)








PAGE 44                                   7/2/96       TEST RECORD INFORMATION

                                   EXHIBIT B

                ASM 2525 AND QUICK TEST EQUIPMENT REQUIREMENTS

The Contractor shall comply with the equipment requirements of this Section. Computerized test systems are required for performing measurements on subject vehicles. These computerized test systems shall conform to the performance features and functional characteristics of ASM 2525.

The Contractor shall install equipment in each station to implement the required inspection network. All equipment shall be maintained according to good engineering practices to assure test accuracy. "System" means the entire inspection network including, without limitation, program hardware, software, and equipment. The System shall be designed in a manner to allow each inspection station to operate asynchronously and independently from each of the other stations (e.g. if a station was closed for any reason, other stations could continue testing operations).

      A.    Functional Requirements

            The System shall measure unburned hydrocarbons (HC), nitric oxide
            (NO) and carbon monoxide (CO) exhaust emissions from gasoline powered light-duty and medium-duty vehicles, and perform gas cap pressure tests and tamper inspections. The System shall control the operation and data collection of all tests conducted. The System shall generate printed vehicle inspection reports (VIRs) which shall serve as certificates of compliance, noncompliance, waiver, rejection, or permanent exemption for vehicles requiring inspection.

            1. A method shall be provided for automatically printing inspection reports and certificates of compliance. Inspection information shall be printed legibly onto pre-printed inspection certificates. The Contractor shall provide the preprinted inspection certificates used in the program for OEPA's approval.

            2. The State shall allow the Contractor access to the OBMV registration data file for vehicle license plate numbers, vehicle identification numbers, vehicle model years, certificate identification numbers and certificate dates, using State created tapes formatted pursuant to the OEPA/Envirotest/MARTA Compatibility Specification. This access shall allow the Contractor to input certain inspection information in the data file provided by the OBMV. The Cost for creating tapes is to be borne by the Contractor.

            3. The Contractor shall provide a method to allow the System to test vehicles asynchronously. Entry of the vehicle identification data subsequent to testing shall allow for automated compliance determinations, storage of data and printing of test reports.

                  As vehicle identification data are entered into the System, information shall be limit-checked to minimize operator errors. If data are rejected as a result of a limit-check, a message shall be displayed prompting the inspector to correct the error. Vehicle testing data processing shall proceed independently in all lanes.

                  Each lane in the Contractor's network shall be equipped with a bar code reader. The bar code reader shall be used for scanning number bar codes on dashboards when the codes are produced on vehicles.

            4. The System shall have the capability to accept commands to terminate testing of a vehicle and purge the exhaust gas sampling system. The commands will dictate whether the vehicle is to be retested or excluded from further testing. If the vehicle is to be retested, the test sequence will be repeated. If the vehicle is to be excluded from further testing, an inspection report shall not be generated. Data for an aborted test shall be documented in the bulk storage medium.

            5. The System shall assure that emission measurements are valid. The means of assuring validity shall be determined, including the sample rates, stabilization checks, and software smoothing techniques. Software changes may be required to include additional standards in the System.

            6. The System shall provide for manual and automatic gas analyzer span and zero drift checking and correction pursuant to the U.S. EPA ASM document. The method of correcting data for span and zero drift shall be subject to the approval of OEPA.

            7. The analyzer shall perform an automatic zero, an ambient air reading, and an HC hang-up check prior to each test. This process shall occur within two minutes of the start of the test.

            8. The System shall provide for manual and automatic sample system back-purging and water removal unit draining. Automatic back-purging and water removal unit draining shall be conducted prior to each test.

            9. The System shall provide for automatic sample system HC/CO/NO hang-up checking. Automatic HC/CO/NO hang-up checks shall be conducted prior to each test. If the HC/CO/NO levels present in the ambient air exceed 15 parts per million (ppm) HC or 0.02% CO, and 25 ppm NO; and the residual HC in the sampling system (probe sample - ambient air reading) exceeds 7 ppm HC, the System shall prevent further testing and return to the automatic back-purging mode. The System shall automatically alternate between the back-purge mode and the HC/CO/NO hang-up check mode until the measured levels of HC/CO/NO hang-up are below the allowable limits pursuant to the U.S. EPA ASM document.

            10. The System shall provide for automatic sample flow monitoring. The System shall prevent testing if sample flow drops below a point that adversely affects the HC/CO/NO measurements. The sampling system shall be equipped with a flow meter (or equivalent) that shall indicate sample flow degradation when meter error exceeds three percent (3%) of full scale, or causes system response time to exceed thirteen (13) seconds to ninety percent (90%) of a step change in input, whichever is less.

      B.    Equipment Specifications

            Where the specification calls for specific assemblies or subsystems, the intent is to define a performance standard for the System. The Contractor may arrange the equipment physically in any reasonable manner so long as the alternative is functionally equivalent to that described herein. The Contractor shall demonstrate that the performance standards have been met if an alternative configuration is proposed. The Contractor shall incorporate calibrations, adjustments, and quality control standards into the System pursuant to the U.S. EPA ASM document.

            1.    Sample Conditioner

                  The equipment to be provided as part of the sample conditioning unit includes the following:

                  a. Exhaust gas sample probe assemblies with flexible sample lines;

                  b.  Coalescent filter for water removal;

                  c.  Solenoid valves and fittings as required;

                  d.  Particulate filters; and

                  e. Input ports and plumbing to accept externally supplied calibration gases.

                  Vehicle exhaust gas shall be sampled using a probe with a thermally insulated grip and a sample line consisting of non-contaminating material suitable for heavy-duty service. Insulation shall be such that the temperature of the handgrip does not exceed 120 degrees Fahrenheit during normal use. The System shall simultaneously sample exhaust gases from all vehicle exhaust pipes.

                  The System shall include an automated method of checking for exhaust sample dilution. This method shall include the use of additional gas analysis equipment such as C0(2) analyzers.

                  The probe design shall be such that it will not slip out of the vehicle tailpipe when in use. The probe shall be flexible enough to extend into a curved tailpipe at least ten (10) inches. A tight fitting tailpipe extension device may be employed to prohibit sample dilution. The sample line shall be oil-resistant and of such composition that molecular hydrocarbon hang-up will be minimized. The sample line length shall be at least twenty (20) feet in length. The line shall be able to withstand distortion and return to its original shape when a vehicle loaded to twenty thousand (20,000) pounds per axle is driven over it.

                  A coalescent filter shall remove water from the exhaust gas sample of the vehicle prior to gas analysis.

      2.    Exhaust Gas Analyzers

            a. Each permanent gas analyzer assembly for testing gasoline-fueled vehicle shall include the following:

                  *NDIR CO Analyzer(s)
                  *NDIR C0(2) Analyzer(s)
                  *NDIR HC Analyzer(s)
                  *NDIR NO Analyzer(s)

            b. All exhaust gas analyzers shall meet the performance standards established by the California Bureau of Automotive Repair (BAR) 97 certified emissions analyzers. Instruments supplied pursuant to this specification, or the major components thereof, shall be approved by OEPA in accordance with approved Acceptance Test Procedures in the technical specifications for the ASM 2525 and Quick Test referenced in Paragraph 3.B. and Exhibit B at paragraph E.

      3.    Flow Controller

            The flow controller shall regulate ambient air, exhaust sample, span gas, and calibration gas. The sampling system shall be equipped with a warning that alerts the operator when the sample flow is not within operating requirements. The test shall not proceed until the sample flow is brought within operating requirements.

      4.    Standard Gas Unit

            The standard gas unit shall include all gas bottles, regulators, stainless steel plumbing, gas cart, fittings and manifolds necessary to provide gases for automated zeroing and spanning of gas analyzers and periodic calibration checks.

            The Contractor shall be required to obtain gases blended and analyzed to an accuracy of plus or minus one percent (+/- 1%) traceable to the National Bureau of Standards (NBS), Standard Reference Materials (SRM's) for calibration purposes from a vendor which has California BAR certification. Sufficient calibration gases shall be available to perform periodic multi-point calibration checks for each range used on each analyzer.

      5.    Chassis Dynamometer

            Each inspection lane shall be equipped with a chassis dynamometer. The Contractor shall use the currently installed dynamometers. The chassis dynamometer shall provide rolls to support the drive wheels of front or rear-wheel-drive vehicles and permit their continuous rotation. The power generated by the vehicle engine and delivered to the rolls through the tire treads shall be transmitted to a power absorption device. The load may be established by the physical design characteristics of the absorber or by automatic control.

            The frame and roll assemblies shall be mounted at floor level in a manner to permit all vehicles to be driven over the rolls to the test position, be tested in a level attitude, and be driven off after the test. A between-rolls platform and roll brakes shall enable easy movement of the vehicles on and off of the dynamometer.

            The steady state loaded mode chassis dynamometer shall meet the following specifications:

            a. Power absorption: The dynamometer shall be capable of applying a load to the vehicle's driving tire surfaces at the horsepower (HP) and speeds specified in the U.S. EPA ASM document;

            b. Repeatability of power absorption at a constant speed for any one weight class and cruise level shall be within two percent (2%) of the measured value;

            c. Power absorption at constant speed shall not drift more than 0.5 HP during any single test mode;

            d. The dynamometer shall be capable of supporting a drive over axle weight up to and including ten thousand (10,000) pounds;

            e. Roll wheel lifts shall be controllable and capable of lifting individual axle loads of six thousand (6,000) pounds;

            f. Both roll brakes shall be locked when the wheel lift is up;

            g. Electrical output signals shall provide a digital presentation of dynamometer speed;

            h. Each roll shall have a diameter of not less than eight (8) inches. The rolls shall be spaced so that a tire whose radius is thirteen (13) inches shall contact the rolls with an included angle from the wheel center to the roll centers of not less than fifty-eight (58) and not more than sixty-three (63) degrees. The rolls shall provide a contact surface not less than ninety-six (96) inches wide. If the rolls are divided, the inner-end to inner-end dimension shall not be more than thirty (30) inches;

            i. Speed meters or their functional equivalent shall be provided in the digital Test Display Unit having single scale lengths of not less than seven and five-tenths (7.5) inches and shall indicate zero (0) to sixty (60) miles per hour;

            j. Provisions shall be included in the instrumentation system to calibrate the dynamometer for speed. The calibration unit shall consist of all devices and accessories necessary to perform periodic calibration and adjustment of the dynamometer to specifications;

            k. A roll speed sensor and safety interlock circuit shall be provided which prevents the application of the roll brakes and upward lift movement at any roll speeds above one-half (1/2) miles per hour; and

            l.     The dynamometer system shall be air-cooled.

      6.    Diesel Opacity Meter

            The diesel opacity meter shall read the equivalent opacity value of neutral density gelatin filters within a plus or minus two percent (2%) opacity at 20% opacity. The opacity meters shall be checked for accuracy using a neutral density gelatin filter and shall pass an Opacity 3-point Span Check weekly, said check to take place any time prior to or during the day in which the last valid passing check expires. The System shall prevent by means of automatic lockout any test initiated if the above 3-point requirement has not been met. Additionally, the meter shall be checked using an Opacity 2-point Span Check immediately prior to performance of a valid diesel opacity inspection, said check to be comprised of instrument zero and 100% spans.

                   13. Each lane shall have a bar code scanner capable of reading bar code vehicle identification numbers through a windshield. The scanner shall be directional scanning that is retro-collective.

                   14. Tachometer- The tachometer for the high idle/2500 rpm test for dedicated four-wheel drive vehicles shall be either a type placed on the hood of the car or an induction pickup type. Accuracy shall be + or - 3% at 2500 rpm. The tachometer display shall be digital and easily readable at a distance of 20 feet.

      C.    General System Design Requirements

            The System shall be designed and constructed so as to comply with current OSHA regulations.

            1. Equipment shall be designed for easy access to all components contained within enclosures. Slide-out or hinged mountings with quick-disconnect connectors and handles for extraction shall be employed where enclosures would otherwise prevent access to equipment.

            2. Mechanical and electrical interchangeability shall exist between like and/or compatible assemblies, components, and their replacement parts.

            3. Electronic enclosures shall provide dust-protective housings. National Electrical Manufacturer's Association standards for enclosures shall apply.

            4. The National Electrical Code shall govern all electrical installation of equipment and electrical distribution systems. This requirement shall not relieve the Contractor of the responsibility for complying with the requirements of any applicable local electrical codes.

            5. Performance of equipment shall be protected from degradation by the presence of interference signals which may be present at any facility. It shall be the Contractor's responsibility to determine the degree of interference control required at each site. Equipment shall be prevented from generating interference signals which affect proper operation of any equipment. It shall be the responsibility of the Contractor to design and operate the System to meet the United States Government standards for radio frequency interference and electromagnetic radiation as set forth in Federal Communication Commission and Federal Aviation Authority rules and regulations.

            6. System cables used in the test lane shall be designed of material resistant to gasoline, oil, water, and engine exhaust. System cables shall be of heavy construction to resist abuse. Bundled cables shall be protected from abrasion and fraying or dislocation of individual conductors. The environment of the inspection facility core shall be conditioned to accommodate the operating requirements of all equipment installed therein.

            7. Equipment in the inspection lanes shall be capable of operating as specified within an ambient (outside air) temperature range of zero (0) degrees Fahrenheit to one hundred ten (110) degrees Fahrenheit and shall be capable of operating as specified when exposed to a relative humidity of zero (0) to eighty-five (85) percent (non-condensing) for both continuous and intermittent periods.

      D.    Quality Assurance and Control Requirements

            The requirements in this Section describe the methods that shall be used to ensure a high quality System. The Contractor shall establish and maintain a quality assurance program to ensure compliance with the requirements of the Contract that shall conform to the requirements of the U.S. EPA ASM document.

            All phases of the work, manufactured or performed within the Contractors plant or at any other source, shall be controlled at all points necessary to assure conformance to the Contract. The program shall provide for prevention and detection of discrepancies and for prompt corrective action. The Contractor shall make evidence of quality conformance available to the OEPA.

            The Contractor agrees to implement quality control procedures which comply with the U.S. EPA ASM document. All quality control checks shall be identified by station number, lane number, and date. In addition, data reports shall contain the concentration values of the calibration gases used to perform the gas characterization portion of the quality control checks. Contractor shall supply OEPA with necessary hardware and calibration gases to be used in quality control audits.

            The Contractor's quality control procedures shall insure that emission measurement equipment is calibrated and maintained properly, and that inspection, calibration records and control charts are accurately created, recorded, and maintained. Computerized analyzers shall automatically record all recordable quality control check information.

      E.    System Acceptance Test Procedures

            There shall be two (2) Acceptance Test Procedures (ATPs) performed. ATP-Hardware shall govern the new system hardware, the BAR97 analyzer for use with the "Quick Test" and subsequent ASM 2525 testing. ATP-Software shall govern the new ASM 2525 testing software.

      F.    Maintenance

            In order to minimize error due to calibration drift or equipment failure, the Contractor shall conduct an effective preventive maintenance and quality control program. Scheduled preventative maintenance, necessary to insure accurate and repeatable operation, shall be performed on all inspection equipment, on a periodic basis, by the Contractor outside the normal station/lane operational hours or during normal operating hours on a lane that is not in use for emission testing. Records of maintenance and calibration shall be maintained and available for OEPA review. The program shall include, but not be limited to the following:

            1.     Daily calibration checks;

            2.     Periodic recalibrations;

            3. Periodic cleaning and maintenance of all equipment according to manufacturer's specifications; and

            4.     Daily visual inspection of equipment.

      G.    System Calibration Surveillance

            OEPA shall conduct a program of surveillance to verify that the Contractor is performing emission tests using properly calibrated and correctly functioning equipment. In order to facilitate this surveillance, the cooperation of the Contractor is required. A Maintenance and Systems Surveillance Plan which provides the surveillance obligations set forth in this Change Order shall be provided to the OEPA.

            1. Any station shall be available at any time for a check of the calibration and proper operation of all equipment.

            2. Any documentation or equipment necessary to perform calibration checks shall be available at each station.

            3. Access shall be provided during nonworking hours to perform any required checks which OEPA does not wish to perform during normal work hours.

            4. Any defective condition which could adversely affect the accuracy of tests performed shall be corrected immediately.

            5. If so ordered by an OEPA representative, any test lane affected by a condition that would adversely affect the accuracy of inspections in the lane shall be closed. No further testing shall be conducted until evidence that the defective condition has been corrected has been submitted by the Contractor and has been approved by OEPA.

                                   EXHIBIT C

                ASM 2525 AND QUICK TEST INSPECTION PROCEDURES


The Contractor shall comply with the inspection procedures in this Section. Inspection procedures described in the U.S. EPA ASM document shall take precedence except as specified in this Contract.

The Contractor shall inspect subject vehicles presented for testing during a station's operating hours.

A.   Pre-Emissions Visual Safety Compliance Check

     Each vehicle shall be visually inspected prior to the emissions inspection for the following unsafe conditions:

     1. Any fuel leaks in or around engine, fuel tank or lines causing wetness or pooling of fuel;

     2. Any continuous leaking of engine oil or transmission fluid onto the floor;

     3. Any continuous leaking of engine coolant onto the floor or an illuminated engine temperature light;

     4. Under inflated tires or tires in an unsafe condition (i.e. no tread, visible steel belts, retreads coming off, etc.). Space-saver emergency spare tires are not acceptable. Vehicle drive wheel tires shall be visually checked for tire pressure and inflated to approximately 30 pounds when they appear low;

     5. Other unsafe conditions such as loud internal engine noises, obvious exhaust leaks, or a missing tailpipe;

     6.   A missing gas cap; and

     7. Altered or inaccessible exhaust system, other than systems than conform to original equipment manufacturer specifications which interferes with the operation of moving equipment or which cannot be accessed on one knee with one arm's length.

      Any vehicle found to be in an unsafe condition may be rejected without an emission inspection. A vehicle rejection report indicating why the vehicle was rejected shall be provided to the motorist. The vehicle shall be repaired to alleviate the unsafe condition prior to an emission inspection. The Contractor shall be responsible for the design, printing and supplying of the vehicle rejection report approved by OEPA.

      An owner shall pay the inspection fee for each initial inspection conducted on the owner's motor vehicle. An owner shall not pay the reinspection fee for a first reinspection conducted on the owner's motor vehicle. An owner shall not pay the reinspection fee for a first reinspection conducted on the owner's motor vehicle, if a reinspection is required. An owner shall pay the inspection fee for a first reinspection only if the inspection fee was not collected during the vehicle's initial inspection. An owner shall pay the reinspection fee for the second and each subsequent reinspection conducted on the owner's motor vehicle, if required, during each inspection period.

B.    Test Vehicle Classes

      Vehicles shall be tested in as-received condition. The engine shall be at normal operating temperature with all accessories turned off based on a visual observation of overheating. The Contractor shall address unique characteristics of certain vehicle makes and models, and adjust the inspection procedure accordingly.

      When a vehicle enters a testing station, the Contractor shall access the data file to screen for inspections within the three hundred sixty five
      (365) days prior to the vehicle owner's registration deadline.

      The screening is to prevent vehicle owners from receiving multiple initial inspections to avoid repairs. Legitimate retests, exemption inspections, or tests subsequent to the motorist's registration renewal deadline do not constitute multiple initial inspections for purposes of this provision.

      OEPA intends motorists to use the inspection certificate for one registration cycle only. The certificate shall be transferable and viable when a vehicle is sold. The certificate shall not be used by the same owner for a subsequent year's re-registration of that vehicle.

      All twenty-five (25) years old and newer gasoline vehicles being retested shall be inspected in accordance with the procedures and Pass/Fail criteria as specified herein. If the vehicle passes the tampering portion of the initial inspection, that portion need not be repeated. Inspection fees shall be collected from the motorist by the Contractor and deposited into the Contractor's business account.

      Three (3) classes of vehicles and the corresponding emissions inspection procedures are outlined within this Contract. The classes are as follows:

      1. Gasoline fueled vehicles twenty-five (25) years old and newer having a ten thousand (10,000) pounds gross vehicle weight rating (GVWR) or less; and

      2. Diesel fueled vehicles twenty-five (25) years old and newer having a ten thousand (10,000) pounds GVWR or less.

      3. Dedicated four-wheel drive vehicles twenty-five (25) years old and newer having a ten thousand (10,000) pounds GVWR or less.

C.    Tampering Test Procedure

      The initial test shall be a tampering inspection which shall apply to all gasoline fueled vehicles twenty-five (25) years old and newer. The test shall consist of checks for the following items (if applicable to that specific model year and engine configuration):

      1.    Presence of a properly installed catalytic converter(s);
            and

      2.    Presence of a seal in the gas cap;

      An engine-switched vehicle shall be tested in the same manner as other vehicles. An engine-switched vehicle shall meet the emission standards of the chassis model year provided in the vehicle registration. For the tampering inspection, such vehicle shall match a light-duty certified configuration of the chassis model year or of a newer vehicle if it originally had been a light-duty configuration (heavy-duty vehicle shall match heavy-duty configuration). The Contractor shall be responsible for verifying the proper configuration of an engine switch. The Contractor's station manager or assistant manager shall verify these configurations.

      Vehicles that have been switched from an engine of one fuel type to an engine of another fuel type that are subject to testing (e.g. from a diesel engine to a gasoline engine) shall be subject to the test procedures and standards for the current fuel type and the requirements of the preceding paragraph.

      Except as provided in the preceding two paragraphs, application of a tampering test to each vehicle shall be performed on the basis of the vehicle's original emission control system configuration at the time of manufacture. The applicable emission system requirements can be verified by the Vehicle Emission Control Information (VECI) label under the hood or by using emission control resources such as:

      -   Emission Control Systems application (Cascade
          Automotive Resources)
      -   Emission Control Application Tables (Mitchell
          Manuals)
      -   Automotive Emission Systems (Colorado State
          University)

      If a conflict exists between the VECI label and one of the above-mentioned resources, the VECI label shall take precedence. The Contractor shall be responsible for obtaining the aforementioned resources and subsequent updates.

      If the vehicle fails the tampering inspection, the ASM 2525 or the Quick Test shall not be conducted. The costs associated with tampering repairs shall not apply towards a waiver.

      A pre-test rejection report stating the reasons that the test was not conducted shall be given to the motorist.

      An inspection report with the reasons for failing the test shall be given to the motorist.

      The anti-tampering test shall be conducted prior to the ASM
      2525 and Quick Tests.

D.    Steady-State, Loaded Mode "Quick Test"

     1. General requirements.

        a.  Exhaust gas-sampling algorithm.

            The analysis of exhaust gas concentrations shall begin ten (10) seconds after the applicable test mode begins. Exhaust gas concentrations shall be analyzed at a minimum rate of two (2) times per second. The measured value for pass/fail determinations shall be a simple running average of the measurements taken over ten seconds.

        b.  Pass/fail determination.

            A pass/fail determination shall be made for each applicable test mode based on a comparison of the Quick Test standards. A vehicle shall pass the test mode if any pair of simultaneous values for HC and CO are below or equal to the applicable Quick Test standards. A vehicle shall fail the test mode if the values for either HC or CO, or both, in all simultaneous pairs of values are above the applicable standards. These standards are subject to change by OEPA and the Contractor shall adjust its software accordingly. The Contractor shall maintain instrumentation accuracy requirements at all times.

        c.  Void test conditions.

            The test shall immediately end and any exhaust gas measurements shall be voided if the measured concentrations of CO + C0(2) fall below six (6) percent or the vehicle's engine stalls at any time during the test sequence. (If U.S. EPA has approved an auto manufacturer's request for less than percent, an override of this requirement is acceptable).

        d.  Multiple exhaust pipes

            Exhaust gas concentrations from vehicle engines equipped with multiple exhaust pipes shall be sampled simultaneously.

            e. The test shall be immediately terminated upon reaching the overall maximum test time.

      2.    Test sequence - Quick Test

            a. The test sequence shall consist of a steady state, loaded mode using a chassis dynamometer followed immediately by an idle mode as described in paragraphs (D)(4) and (5) of this Section for all vehicles (except dedicated four-wheel drive and diesel vehicles). Dedicated four-wheel drive vehicles shall be tested using the two-speed idle test described in 40 C.F.R., Part 51, Appendix B to Subpart S, II. Diesel vehicles shall be tested as described in paragraph G.

            b. The test sequence shall begin only after the following requirements are met:

                The dynamometer shall be in stabilized operating condition, adjusted, and calibrated in accordance with the procedures described in 40 C.F.R., Part 51, Appendix A to Subpart S.

            c. The vehicle shall be operated during each mode of the test with the gear selector in the following position:

                - In drive for automatic transmissions and in second (or third if more appropriate) for manual transmissions for the loaded mode; and

                -  In park or neutral for the idle mode.

            d. The sample probe shall be inserted into the vehicle's tailpipe to a minimum depth of ten (10) inches. If the vehicle's exhaust system prevents insertion to this depth, a tailpipe extension shall be used.

            e. The measured concentration of CO plus CO(2) shall be greater than or equal to six percent, except as provided in (D)(1)(c).

            f. The tachometer shall be utilized in accordance with the analyzer manufacturer's instructions.

      3.    Overall test procedure

            The test timer shall start (tt=O) when the conditions specified in paragraph (2)(b) of this Section are met and the mode timer initiates as specified in paragraph (2)(c) of this Section. The test sequence shall have an overall maximum test time of two hundred forty (240) seconds (tt=240). The test shall be immediately terminated upon reaching the overall maximum test time.

E.    Enhanced ASM 2525 Test Sequence

      1. The Contractor shall perform ASM 2525 testing. The ASM 2525 shall consist of up to two hundred forty (240) seconds of emissions measurements using a BAR97 analyzer while the vehicle is driven at twenty-five (25) plus or minus one (1) miles per hour on a dynamometer. The ASM 2525 testing shall be conducted on all subject vehicles. A gas cap pressure test and visual tampering check shall be required for all vehicles receiving the ASM 2525 test.

            The mode timer shall start (mt=O) when the dynamometer speed (and corresponding power) are maintained within twenty-five (25) plus or minus (+/-) one (1) miles per hour for five (5) continuous seconds.

            The dynamometer shall apply the correct torque at any testing speed within the tolerance of twenty-five (25) plus or minus (+/-) one (1) miles per hour (i.e., constant torque load over speed range). The torque tolerance shall be plus or minus five percent of the correct torque at twenty-five (25) miles per hour.

      2. The dynamometer power shall be set in accordance with the U.S. EPA ASM document.

      3. The pass/fail analysis shall begin after an elapsed time of twenty-five (25) seconds (mt=25). A pass or fail determination shall be made for the vehicle and the mode shall be terminated as follows:

            a. The vehicle shall pass the ASM 2525 mode if, at any point between an elapsed time of twenty-five (25) seconds (mt=25) and 90 seconds (mt=90), the ten (10) second running average measured values for each pollutant are simultaneously less than or equal to the applicable test standards described in the U.S. EPA ASM document and/or as may be modified by OEPA as described below.

            b. The vehicle shall fail the ASM 2525 mode and the mode shall be terminated if the requirements of Section D.3.A are not satisfied by an elapsed time of 90 seconds (mt=90).

      The emission standards for the ASM 2525 shall be the standards set forth in the U.S. EPA ASM document. The "Start up" standards will be employed for the first year of the program as stated except for the tier one (1) standards which have been eliminated. OEPA shall have the ability to set emission standards that will result in an overall failure rate of no greater than 20% of vehicles tested in any twelve
      (12) month period after implementation of the ASM 2525 test and every twelve (12) month period thereafter.

      The Contractor's ASM 2525 test procedure includes a "Quick
      Test"/algorithm that is approved by the U.S. EPA.

      The Dilution Correction Factor described in the U.S. EPA ASM document is offered optionally due to its untested status and potential conflicts with the repair industry's emissions measurement capabilities.

F.    Gas Cap Pressurization Test Procedures

      The Contractor shall perform a gas cap pressurization test as part of emission tests performed on all vehicles that were manufactured or required to have a sealing gas cap.

      1.    The test sequence shall consist of the following steps:

            a. Test equipment shall be connected to the gas cap and the gas cap shall be tested for leaks.

            b. The system shall be pressurized to twenty-eight (28) plus or minus (+/-) one (1) inches of water without exceeding twenty-nine (29)
                inches of water system pressure.

            c. The pressure source shall be closed off and the pressure decay shall be monitored for up to thirty (30) seconds.

      2. Vehicles shall fail the gas cap pressurization test if the system cannot maintain a delta of six (6) inches of water. Vehicles that fail shall be required to return with a valid replacement gas cap.

      3. The gas cap pressurization test results shall be automatically entered into the System.

G.    Diesel Opacity Inspection Procedure

      The Contractor shall perform diesel opacity inspections for applicable diesel fueled vehicles. The System shall measure opacity for particulates in the exhaust of light-duty diesel fueled vehicles twenty-five (25) years old and newer having ten thousand (10,000) pounds GVWR or less. The System shall control the operation and data collection of all tests conducted. The System shall generate printed vehicle inspection reports (VIRs) which shall serve as certificates of compliance, noncompliance, or waiver for vehicles requiring diesel opacity inspection.

      1.    Light Duty Diesel Vehicle Opacity Test Procedure

            a. The emissions inspection procedure shall be conducted as follows:

                (i) Diesel vehicles shall be tested by means of a loaded dynamometer test applying a single load as determined by vehicle type and number of cylinders as specified in EPA-AA-RSPD-IM-96-2-Section 85.2-(d)-(2)-(ii).

            b.  The emissions pass/fail determination shall be made as follows:

                (i)   The opacity reading shall be taken over a period of ten
                      (10) consecutive seconds with the engine under the applicable speed and loading specified in EPA-AA-RSPD-IM-96-2-Section 85.2(d)-(2)-(ii).

                (ii) Any vehicle exceeding the appropriate standard shall fail the test. Prior to reinspection, the vehicle shall have a low-emission tune up.

            c. No diesel fueled vehicle shall have emissions in excess of twenty percent (20%) visual opacity. Failed vehicles shall be repaired to pass the test. Waiver limits shall be the same as for gasoline fueled vehicles.

                  d.    Exhaust sampling shall conform to the following:

                  (i) Separate measurements shall be made on each exhaust outlet on diesel fueled vehicles equipped with multiple exhaust outlets. For vehicles equipped with more than one (1) exhaust stack or pipe, the reading taken from the outlet giving the highest opacity reading shall be used for comparison with the appropriate standard.

                  (ii) All diesel fueled vehicles shall be inspected with an opacity meter that is a full-flow, direct reading, continuous reading light extinction type using a collimated light source and photo-electric cell, accurate to a value within plus or minus five a plus or minus two percent (2%) opacity at 20% opacity.

H.    Post-Test Procedures

      1.    Passed Vehicles

            A vehicle that has passed the emission inspection shall receive a Vehicle Inspection Report and a Certificate of Compliance (both shall be on the same document). The Contractor shall issue duplicate certificates upon request of a motorist. The Contractor may charge a fee, not greater than one-fourth (1/4) of the inspection fee, for duplicate certificates.

      2.    Failed Vehicles

            A vehicle that fails the emission inspection shall be given a Vehicle Inspection Report indicating failure (non-compliance) and the necessary repair requirements and applicable waiver requirements.

            The non-compliance certificates at OEPA's directions, shall also contain a performance warranty statement.

I.    The Vehicle Inspection Report

      The current VIR form shall be used with only minor changes to the pre-printed information as approved by OEPA. The print areas shall remain unchanged.

      1. The following information shall be printed on the front of the VIR:

            a.    Certificate identification number

            b.    The date and time of the inspection

            c.    The vehicle identification number (VIN)

            d.    County of registration (For Official Use Only)

            e.    The vehicle make

            f.    The model year of the vehicle

            g.    The class of the vehicle (For Official Use Only)

            h.    Number of cylinders (For Official Use Only)

            i. The fuel type (gasoline, diesel, or alternative fuel) (For Official Use Only)

            j.    The odometer reading

            k.    The emissions standards for the vehicle model year

            l.    HC and CO readings for the Quick Test

            m.    HC, CO and NO readings for the ASM 2525 test

            n. Separate pass/fail decisions for the gas cap pressure test for gasoline vehicles

            o.    Opacity standards and readings for diesel vehicles

            p. The pass/fail code for the opacity test for diesel vehicles (For Official Use Only)

            q.    The overall pass/fail decision

            r.    Tampering inspection results for gasoline vehicles

            s.    The inspection/reinspection indicator (For Official Use Only)

            t. The type of certificate (compliance, noncompliance, waiver, permanent exemption)

            u.    The inspector identification number (For Official Use Only)

            v.    The date of the initial inspection (For Official Use Only)

            w. The initial HC, CO and NO (if applicable) readings from a prior test shall be printed on any reinspection report (For Official Use Only)

            x. An emissions inspection certificate that can be separated from the Vehicle Inspection Report and which contains the following information if the vehicle passes inspection: vehicle identification number, model year, make, date, the certificate identification number, date of certificate expiration, and type of certificate. If the vehicle fails inspection, "NON-COMPLIANCE" shall be printed continuously over the certificate

            y.    Certificate expiration date (365 days)

      2. The back of the Vehicle Inspection Report (VIR) shall remain unchanged from its current design.

J.    Vehicle Repair Data

      The Contractor shall provide a method of recording and maintaining repair information in order to provide the required repair information reports in Exhibit D of this Contract.

K.    Waiver Procedure

      Vehicles shall be eligible for waivers from the emission inspection requirements, as provided in Ohio Administrative Code Rule 3745-26-01 and Rule 3745-26-12 when proof is submitted that:

      1. Appropriate repairs have been performed on the vehicle and the reinspection reached at least a thirty percent (30%) improvement over any initial fail reading (HC and/or CO) without any initial pass reading changing to exceed standards. These repairs shall be visually verified and the station manager shall review the repair receipts;

      2. The minimum expenditure made on emission repairs is one hundred-dollars ($100) for vehicles 1980 and older, and two hundred dollars ($200) for vehicles 1981 and newer. This expenditure minimum is identical for either basic or selected enhanced. If an area is reclassified to serious ozone non-attainment, the waiver limit shall change to the federally required four hundred fifty dollar ($450) limit; and

      3. The vehicle has received all repairs and adjustments for which it is eligible under any emission performance warranty or a written denial of warranty coverage from the manufacturer or authorized dealer.

      All expenditures must be documented and determined to be emission related repairs. Motorists performing self-repair on pre-1980 model year vehicles shall be given expenditure credit on parts only.

      The Contractor shall use a stamp to mark all original repair receipts for waivers. The stamp shall be used after the receipts have been accepted for the purpose of a waiver.

      Vehicle Inspection Reports that are processed for waived vehicles shall have the word "WAIVER" prominently printed in the pass/fail section. The Contractor shall be responsible for explaining to motorists, whose vehicles fail the emissions test, that a waiver procedure is available. The Contractor's station manager, assistant manager, or OEPA auditor shall make determinations of waiver eligibility. Inspectors shall not issue waivers. Only centralized station managers or assistant managers shall have computer access to issue waivers.

      The waiver limit in a required enhanced area for 1981 and later vehicles shall be adjusted in January of each year by the percentage, if any, by which the Consumer Price Index for the preceding calendar year differs from the current Consumer Price Index. OEPA shall notify Contractor three (3) months prior to such adjustment.

L.    Hardship Extension

      Low income motorists, as defined in O.A.C. Rule 3745-26-01
      (NN), may receive an extension which allows an additional six
      (6) months to have their vehicles repaired pursuant to O.A.C. Rule 3745-26-12(B)(7). Vehicles failing only due to gas cap problems shall be excluded. To receive a hardship extension, a motorist must mail to the OEPA, the inspection report from the Contractor's facility showing that the vehicle failed the test, a copy of the vehicle's current registration, an estimate totaling at least seventy-five dollars ($75.00) for emission related repairs and/or diagnostic costs and and the applicant must certify that his or her household income is below one hundred and fifty percent of the Federal poverty level. Applications shall be available at every inspection station.

M.    Repair Spending Cap

      A motorist must demonstrate that he or she has spent an amount equal to or greater than the "repair spending cap", as defined at O.A.C. Rule 3745-26-01(MM), on emission-related repairs and diagnostic fees. This amount shall not include the cost of repairing or replacing tampered emissions control equipment, and shall include only the cost of parts if the repairs are performed by the vehicle owner or lessee.

N.    Appeals

      Appeal forms shall be designed, printed, and distributed by the Contractor. Appeals may be submitted by the vehicle owner to OEPA in cases where the inspection or waiver findings are in dispute. OEPA shall make the final inspection or waiver decision. OEPA shall conduct the appeal inspection at the Contractor's site.

O.    Recall

      The Contractor shall implement any necessary changes to comply with vehicle recall requirements as mandated by U.S. EPA when the U.S. EPA central recall data base is established and available.

                                EXHIBIT D

     ASM 2525 AND QUICK TEST DATA ACQUISITION SPECIFICATIONS

The Data Acquisition Specifications shall serve as both the specifications in developing a reliable data acquisition system and as the documentation of the existing system after the start of the program. Documentation shall be updated after each change to the system in the Ohio Data Specifications document. Certain codes for data elements may be changed pursuant to the Ohio Data Specification document. All data coding procedures, data manipulation programs and any edit procedure changes shall be approved by OEPA before implementation. The Contractor shall develop a data acquisition system that shall allow for the input of data and generation of reports as detailed in this Exhibit.

OEPA has arranged for a direct computer tie-in between the OBMV registration database and the Contractor's computer system. In response to this Contract, the Contractor shall cooperate with the OBMV and OEPA to establish database access, communications protocol and security. The Contractor shall bear the cost of all hardware and software required to facilitate the tie-in between the systems. Questions regarding the BMV database shall be directed to Chief of Data Systems and Programing, Department of Highway Safety, Bureau of Motor Vehicles, 4300 Kimberly Parkway, Columbus, Ohio 43227, (614) 752-7692.

The tie-in provides "read only" access to the vehicle registration information, except for an inspection certificate number field provided in the OBMV database. For example, as a motorist drives into a testing lane, the technician shall enter the license plate number, and the system shall display the registration information and print it onto the inspection certificate. The vehicle is then tested. If the vehicle fails, a "non-compliance" certificate without a certificate identification number is printed. If the vehicle passes, a "compliance" certificate with an identification number is printed. The Contractor's computer automatically displays the assigned certificate identification number, described herein, into the field provided in the permanent OBMV registration database.

A.     Data Storage and Handling

     1. All required data collected at the centralized emissions inspection stations shall be compiled at the Contractor's headquarters. The centralized emission inspection stations shall be connected to the host computer by a real-time data link in order to prevent unauthorized multiple initial tests on the same vehicle in a test cycle and to insure test record accuracy. The data forwarded to the host computer shall be placed on a suitable recording medium, stored, and subsequently used to provide the OEPA with its required reports. The OEPA computer, described in Exhibit F, Section D, shall be capable of accessing the reports required in Section D of this Exhibit entitled "Inspection Data Analysis and Reports."

     2. Reports shall be supplied to OEPA by March 30 of each year for the preceding calendar year.

     3. The Contractor shall keep inspection results in an active data file for a minimum of twenty-four (24) months from each annual inspection. The Contractor shall have access to the data file to screen for previous inspections within three hundred sixty-five
          (365) days prior to the owner's registration deadline.

     4. The Contractor shall retain all tapes or disks used to store the emission inspection reports for a period of at least five (5) years after the transfer of the reports to OEPA. These tapes or disks may be audited by OEPA and U.S. EPA at any time.

B. Data Format: The data that shall be entered for each inspection are listed below. Any unused fields shall contain blanks, except as otherwise defined herein.

     1.   Date of Inspection

          This eight (8) character numeric field shall consist of two (2) sets of numbers with two (2) characters each and one (1) set of numbers with four (4) characters (representing the year). The date of inspection shall be automatically input into the OBMV registration database field as part of a unique computer generated certificate identification number.

          a.   The first set shall represent the month of the test as follows:

               Month                    Number in Set
               -----                    -------------
               January                        01
               February                       02
               March                          03
               April                          04
               May                            05
               June                           06

               July                           07
               August                         08
               September                      09
               October                        10
               November                       11
               December                       12

          b. The second set shall be the day of the month of the inspection. If the day is less than the tenth of the month, a zero (0) shall be placed to the left and adjacent to the number.

          c. The last set shall contain all four (4) digits of the year of the test. For example, if a test was conducted on January 1, 1995, the number appearing in the date field shall be "01011995."

     2.   Inspection Start and Completion Time

          These two (2) fields consist of four characters each. The information represents the moment in time (based on twenty-four
          (24) hours) in which testing is started and the time final emission scores are determined (see 40 C.F.R. Part XX). The accuracy shall not vary more than five (5) minutes from Eastern Standard Time even if recorded manually. Adjustments to the twenty-four (24) hour clock to daylight savings time shall be made in early spring and late fall of each year. The two (2) sets of numbers in these fields are as follows:

          a. The first set shall be the hour of a twenty-four (24) hour clock. The first digit shall be zero (0) if the hour of the day is less than ten (10); and

          b. The second set of digits shall be the minute in which the test was completed. The first digit shall be a zero (0) if the minute of the hour is less than ten (10).

     3.   Vehicle Identification and Owner Information

          Vehicle and owner information shall be downloaded from an OBMV database. Downloading of data shall take place upon keyed license plate number entry. This does not preclude keying or correcting, within the Contractor's database, all or part of the items listed below for any vehicle presented for testing.

          This segment consists of eight (8) fields of information, which shall be downloaded from the vehicle registration database or keyed in by the Contractor from the Application for Renewal of Registration or other official documents. If a minor discrepancy is found between the information on the vehicle itself and the documentation accompanying the vehicle, the information on the vehicle takes precedence. Discrepancies shall be recorded in the error correction codes field. In cases other than minor discrepancies, the Contractor shall have the right to refuse to test vehicles that fail to match their legal documentation.

          a.   The Vehicle Identification Number (VIN)

               This field consists of seventeen (17) alphanumeric characters. The entire vehicle identification number (VIN) appearing on the current registration card, Application for Renewal of Registration, Application for Title and Renewal, bill of sale, or from the vehicle itself shall be placed in this field. This field is the key to retrieving test results; therefore, care shall be taken to ensure the accuracy of the information. No letters "O" or "I" shall be keyed. The vehicle itself shall be the primary source of information if a discrepancy exists during the initial inspection between the vehicle's legal documentation and the VIN on the vehicle.
               Upon reinspection, the Vehicle Inspection Report (VIR) barcode from the initial inspection shall be the primary source of information.

               The Contractor shall use VIN verification software to alert motorists regarding incorrect registration information.

          b.   The License Plate Number

               This field consists of seven (7) alphanumeric characters. The entire license plate number shall appear in this field without a space between any adjacent numbers and letters. The primary source of information shall be vehicle's license plate number recorded on the initial inspection and the license plate number recorded on the VIR barcode upon reinspection.

            c.    Vehicle Make

                  This field consists of three (3) characters. The vehicle make shall be placed in this field using vehicle make coding provided by OEPA. The source of information for data entry during the reinspection is the VIN or the VIR barcode.

            d.    Model Year

                  This field consists of two (2) numeric characters. The last two digits of the vehicle model year shall be placed in this field. For example, a 1976 model year vehicle shall require that the number "76" be placed in this field. The primary source of information shall be the OBMV database during the inspection and the VIR barcode upon reinspection. The vehicle owner's representation or the Contractor's judgment of the model year shall only be used in the absence of documentation. When a vehicle is reinspected, the accuracy of this field shall be double-checked and corrected if found to be in error.

            e.    Number of Cylinders

                  This field consists of two (2) numeric characters. The VIN shall serve as the primary source of information for this field. If there is a problem identifying the number of cylinders using the VIN the Contractor shall visually verify the number of cylinders.

            f.    Fuel Code

                  This field consists of one (1) character. The fuel used by the vehicle shall be determined from the vehicle operator and the following code letters shall be used in the fuel code field.


                  Fuel Class            Code
                  ----------            ----
                  Butane                 B
                  Natural Gas            N
                  Other                  O
                  Propane                P
                  Diesel                 D
                  Gasoline               G


                  In the event that the vehicle operates using more than one (1) fuel, the code for the actual fuel used by the vehicle upon presentation at the test station shall be placed in the fuel code field. Gasoline is assumed to be used if no other information is available. Anytime the fuel or weight code entered is "B", "N", "IO", or "P", the software for the OEPA offices shall be directed to go immediately to the certificate code and automatically enter an "E", meaning a certificate of permanent exemption is being issued. Note that only the software created for the central office and field office OEPA staff shall have the capability of producing a certificate of permanent exemption for alternative fuel codes.

            g.    Vehicle Net Weight:

                  The Vehicle Net Weight field shall be described in the Technical Specifications Document described in Paragraph 3.B. of the Change Order.

            h.    Registration Expiration Date

                  This field consists of eight (8) characters and shall be formatted in the same manner as "Date of Inspection" in Section B.1 (a-c) of this Exhibit and shall contain the expiration date as determined from the registration renewal card or current registration. This field shall allow testing of a vehicle only if the inspection occurs within three-hundred-sixty-five (365) days of the license renewal date.

    4.    Inspection/Reinspection Indicator

          This field consists of one (1) character.

          a. If the inspection is an initial inspection, a "1" shall be placed in this field.

          b. If the inspection is a reinspection, number ">=2" shall be placed in this field to represent the actual test count for the current testing cycle.

    5.    Odometer Reading

          This field consists of three (3) characters. The odometer reading shall be truncated to the last thousand miles (e.g. a vehicle with 23,501 miles on the odometer should be entered as 23,000).

    6.    Date of Initial Inspection

          This field consists of eight (8) characters. Each vehicle reinspected shall have the date of the initial inspection keyed into this field. The sequence shall be month, day and year, with the same specifications as those given in Section B.1 (a-c) of this Exhibit. This shall be printed on the certificate portion of the Vehicle Inspection Report (VIR).

    7.    Inspector Identification Number

          This field consists of five (5) characters. This number will be treated as though it were a signature of the inspector conducting the inspection. The Contractor's inspectors shall be held accountable for entering accurate information about the vehicle and ensuring that a valid test was given to the vehicle. The Contractor shall assign each test inspector a non-duplicating sequential identification number.

    8.    HC, CO, and NO Emission Data

          This information consists of nine (9) fields. All gasoline powered vehicles, with the exception of dedicated four-wheel drive vehicles, shall be subject to the ASM 2525 transient mode for steady state loaded mode test. Dedicated four-wheel drive vehicles shall be subject to the fast idle portion of the Quick Test. The results of the fast idle portion of the Quick Test shall be entered in the loaded mode fields as listed below. Required data fields are as follows:

          a.     The vehicle's HC exhaust emission in parts per million
                 (ppm) at the idle test condition. This field shall contain five (5) characters;

          b. The vehicle's CO exhaust emission in percentage by mol volume at the idle test condition. This field shall contain four (4) characters;

          c. The vehicle's HC exhaust emission in ppm at the loaded mode. This field shall contain five (5) characters;

          d. The vehicle's CO exhaust emission in percentage by mol volume at the loaded mode. This field shall contain four
                 (4) characters;

          e. The C02 value for the idle test for ASM test (not a pass/fail criteria);

          f. The C02 value for the loaded mode test or ASM test (not a pass/fail criteria);

          g.     The NO value pursuant to the U.S. EPA ASM document;

          h.     The HC value pursuant to the U.S. EPA ASM document; and

          j.     The CO value pursuant to the U.S. EPA ASM document.

    9.    Diesel Opacity Data

                 Diesel powered vehicles shall be tested for percent opacity. This four character field shall contain the value of the opacity test.

    10.   Tampering Inspection Results

              a. This field shall consist of two (2) characters with the following character designations:

                     (i)     Catalytic converter inspection results; and

                     (ii)    Gas cap presence inspection.

              b. A "P" character shall be entered in each position for which a test was performed and the result was a "pass."

              c. An "F" character shall be entered in each position for which a test was performed and the result was a "fail."

              d. A "N" character shall be entered in each position for which a code is inapplicable.

              If a vehicle fails for any of the above emission equipment, an "F" shall be entered.

    11.   Pass/Fail Codes

               a. This field consists of seven (7) characters with the following character designations:

                     (i) HC emission test results at the idle test condition;

                     (ii) CO emission test results at the idle test condition;

                     (iii) HC emission test results at the loaded mode
                           or fast idle of approximately 2500 rpm test condition;

                     (iv) CO emission test results at the loaded mode or fast idle of approximately 2500 rpm test condition;

                     (v)   Tampering test results;

                     (vi) Opacity test results (for diesel powered vehicles) (see Exhibit H); and

                     (vii) HC, CO, and NO test results at ASM loaded mode
                           conditions.

                b. A "P" character shall be entered in each position for which a test was performed and the result was a "pass."

                  c. An "F" character shall be entered in each position for which a test was performed and the result was a "fail."

                  d. An "N" character shall be entered in each position for which a code is not applicable.

      12.   Overall Pass/Fail Decision

                  This field consists of one (1) character. The value in this field depends on a series of contingencies, which vary as a function of vehicle class and model year. The contingencies are as follows:

                  a. For gasoline powered vehicles subject to the inspection requirements:

                       (i) A "P" shall be placed in this field if the vehicle passes the idle test (both HC and CO), the loaded mode test or the ASM test (both HC and CO), the gas cap pressure test and the tampering test.

                      (ii) An "F" shall be placed in this field if the vehicle fails the idle test, the loaded mode test or ASM test, the gas cap pressure test or the tampering test.

                  b. For diesel powered vehicles subject to the inspection requirements:

                       (i) A "P" shall be placed in this field if the vehicle passes the opacity test.

                      (ii) An "F" shall be placed in this field if the vehicle fails the opacity test.

      13.   Certificate Status Code

                  This field consists of one (1) character and shall contain a status code indicating the type of certificate issued as a result of the inspection.

                  "C"-means Certificate of Compliance

                  "N"-means Certificate of Noncompliance

                  "E"-means Certificate of Permanent Exemption

                  "W"-means Certificate of Waiver

                  "H"-means Certificate of Hardship Extension

                  "X"-means Certificate of Extension

                  "B"-means Certificate of Extension Compliance

                  Only the station manager, assistant manager, and OEPA auditors shall have security access to issue a certificate of waiver.

                  The certificate identification number shall be automatically entered into the OBMV database field (see paragraph B.16 of this Section) if the status code field contains "C", "E" or "W".

                  a. If the value in the overall pass/fail decision field for initial inspections or reinspection is a "P", then a "C" shall be entered in this field and "COMPLIANCE" shall be printed on the certificate portion of VIR. If the value in the overall pass/fail decision field is an "F", then a "N" shall be entered in this field and "NON-COMPLIANCE" shall be printed continuously on half of the certificate portion of the VIR, and the CAA 207(B) warranty message printed on the other half. If the value "E" is entered in this field, then "PERM EXEMPT" shall be printed on the certificate portion of the VIR. If the value "W" is entered in this field, then "WAIVER" shall be printed on the certificate portion of the VIR. If the value "X" is entered into this field, then "EXTENSION" shall be printed on the certificate portion of the VIR. If the value "H" is entered in this field, then "HARDSHIP EXTENSION" shall be printed on the certificate portion of the VIR.

                  b. Anytime the fuel or weight code entered is "B," "N," "O," or "P", the software for the OEPA offices should automatically enter an "E" in the character field and "PERM EXEMPT" shall be printed on the certificate portion of the VIR.

      14.   Certificate Expiration Date

                  This field shall consist of eight (8) characters. The field should be formatted pursuant to Subsection B.1 of this Exhibit. The certificate expiration date shall be the date three hundred sixty-five (365) days after an initial inspection.

      15.   Other Data Fields

                  The Contractor shall collect other information, which would aid in program operation when requested by OEPA. Costs of said request to be born by the OEPA.

      16.   Certificate Identification Number

            This field shall consist of a combination of other data fields, which are described in this Section. An algorithm, similar to those employed to create check redundancy codes
            (CRC), has been developed by the OBMV and shall be used by the Contractor in each of the three Zones to produce the Certificate Identification Number. The OBMV shall use the algorithm to verify that a valid compliance certificate is entered in its database prior to the issuance of a registration renewal.

            NOTE: If the "Certificate Status Code" indicates "N" for noncompliance, no certificate identification number shall be written into the OBMV data file field.

      17.   BARCODE Information

            The following information shall be transposed into BARCODE language to be printed onto the VIR of failed vehicles only;

            a.    VIN;

            b.    License Plate Number;

            c.    Vehicle Year;

            d.    Vehicle Make;

            e. HC and CO idle and loaded mode and ASM mode initial inspection results (ppm and %);

            f.    Tampering inspection results; and

            g.    Diesel inspection results (for diesel powered vehicles);

C.    Vehicle Inspection Reports

      If the vehicle is to be retested, the Vehicle Inspection Report
      (VIR) from the initial inspection shall be returned to the centralized inspection station by the motorist. The back of the VIR shall be completed by the person repairing the vehicle. The Contractor shall create a database, enter repair information into the database and provide reports of repair information which conform to the performance monitoring requirements in 40 CFR
      51.369. Reports summarizing repair performance information shall be made available to motorists who fail the initial inspection.

D.    Inspection Data Analysis and Reports

      The Contractor shall submit reports listed below as well as any additional reports required for ASM testing pursuant to U.S. EPA ASM document and the Quick Test and/or any reports developed and required pursuant to the documents listed in paragraph 3.D.1 of the Change Order.

      The Contractor shall provide emission test data analyses and furnish to OEPA the summary reports listed below on a weekly, monthly, quarterly and yearly basis on the same frequency as currently exists, or as mutually agreed by the Parties. The Contractor shall also maintain software that allows OEPA staff to generate the following quality assurance and enforcement reports:

            1. Required reports and notices as developed with and approved by OEPA, are as follows (provided that existing reports will only be changed to the extent necessary to reflect the ASM 2525 test procedure):

                  a.  Wait time Report;

                  b.  Daily Billing Report;

                  c.  Daily Fee Report;

                  d.  Daily Throughput Report;

                  e.  Daily Wait Time Report;

                  f.  Daily Wait Time Breakdown Report;

                  g.  Fee Summary Report;

                  h.  Idle Emission Summary Report;

                  i.  Lane Status Report;

                  j.  Pressure Test Summary Report;

                  k.  Repair Facility Report;

                  l.  Station Status Report;

                  m.  Throughput Summary Report;

                  n.  PR Test by Zone and Station Number;

                  o.  Emission Fail Rate by Model Year Report;

          p.   Control Chart Report;

          q.   ASM Emission Summary Report;

          r.   Network Summary Report;

          In the future OEPA shall have the right, upon thirty (30) day notice to the Contractor, or upon such other schedule as mutually agreeable by the Parties, to require the Contractor to provide the following reports:

          s.   Consumer Complaints and Damage Claims Report;

          t. Listing of Significant problems encountered during the month (for example fire and accidents);

          u.   Summary of Lane and Equipment Downtime Report;

          v.   Loss of any Test Data; and

          w. Any Changes made in Basic Operational or Test Procedures that affects the motorist.

     2.   Additional Reports

          OEPA may request that the Contractor provide reports other than the reports enumerated above and the Contractor shall offer such reports as a cost which shall include time, materials and overhead.

     3.   Report Deadlines

          a. Weekly reports are due no later than the third Business Day of the following week of the reporting period.

          b. Monthly reports are due no later than the fifteenth Business Day of the following month of the reporting period.

          c. Quarterly reports are due no later than the fifteenth Business Day of the month following the quarter reporting period.

          d. Semiannual reports are due no later than the fifteenth Business Day of the month following the prior six-month reporting period.

          e. Annual reports are due no later than thirty Business Days following the anniversary date of the program start date.

     4.   Reporting of Inspection Results/Documentation

          The Contractor shall be responsible for ensuring that all relevant data are entered into the Contractor's database and that the appropriate data are transmitted to the State (OBMV and/or OEPA). The Contractor shall be responsible for providing a printed copy of an inspection report to each motorist. The Contractor shall also retain a duplicate electronic copy of the entire test data for two and one half years.

          The Contractor shall give operators of vehicles both passing and failing the inspection an inspection report. the inspection report shall be designed by the Contractor and approved by OEPA. The Contractor shall design and print the forms which shall contain, at a minimum, the information listed below;

          a.   Date and time of test;

          b.   Test number (initial, first retest, second retest, etc...);

          c.   Test lane ID number/inspector's ID numbers;

          d.   Vehicle plate number;

          e.   VIN;

          f.   Vehicle make and model year;

          g.   Odometer reading (to the nearest thousand);

          h.   Tampering inspection results;

          i.   Emissions inspection results and pass/fail determination;

          j.   Emission standards applicable to the vehicle;

          k.   Inspection cost;

          l. Three lines reserved for slogans, clean air or safety message which may be changed;

          m.   Type of emissions and/or tampering failure;

          n.   Warranty information, if appropriate;

          o. Warning that there will be no registration renewal until the vehicle has passed or is waived; and

          p.   Waiver information

          The report shall indicate that the vehicle shall be returned to an inspection station (following repair) for reinspection. Space on the form shall be provided for emission repair documentation as required by the State.

          All motorists shall be given a brief explanation of results (pass/fail) and instructions explaining the next step required in the inspection process. The inspection report is to be provided by the Contractor. The document must contain security features to discourage counterfeiting.

5. The Contractor shall agree to provide OEPA with the appropriate access to their database to allow for the generation of reports, sorted chronologically by test date, for the following items:

     a.   License tag number;

     b.   Inspector identification number;

     c.   Inspection lane number; and

     d.   Facility number.

E.   Recall

     The Contractor shall implement any necessary changes to comply with vehicle recall requirements as mandated by U.S. EPA when the U.S. EPA central database is established and available.

                            EXHIBIT E

        ASM 2525 AND QUICK TEST PROGRAM DOCUMENTATION AND
                     REPORTING REQUIREMENTS

    A.   Data and Documentation Expectations

         To assure that the Contractor designs and implements an emission inspection program on schedule, the Contractor shall be required to submit design and implementation data during various stages of the Change Order.

    B.   Documentation of System Changes

         System changes subsequent to completion of the network shall be documented in a manner similar to that used for the original design of the network. Reasons for changes and the effective dates of changes shall be documented. All copies of documentation previously delivered to the OEPA representative shall be updated. All changes to the software that effects the test process shall have prior approval of OEPA before Contractor implementation.

    C.   Off-Site Data Repository

         The Contractor shall maintain an off-site data repository for all software and data for the life of the Zone 4, Zone 1, and Zone 2 Contracts.

                                  EXHIBIT F

               ASM 2525 AND QUICK TEST COMPUTER SPECIFICATIONS


A.    Host Computer

      1. Contractor shall use existing host hardware as well as any additional hardware necessary to conduct ASM 2525.

B.    System Security

      A multi-level access code and security system shall allow normal testing by the Contractor's staff, control by the station manager, and access for the Contractor's Program Manager and OEPA to implement changes.

      The security system shall consist of addressable entry computers having levels of access to databases and assigned access codes for individual authorized users.

      The levels of access shall allow certain inquiries, additions, deletions, changes and inputs to computers from specific locations as follows:

            Station Computers - Entry of test and quality assurance data with no changes permitted. Changes to test records not permitted.

            Office Computers - Changes to the structure of Contractor's database permitted. Changes to test records and the databases are not permitted.

            OEPA Computers - Read-Only access to Contractor's database permitted. Changes to test records and the databases are not permitted.

      The Contractor's security system shall not allow changes to information in the registration database.

      The Contractor's security system shall account for all license plate inquiries and entries conducted by its employees, for which no corresponding vehicle inspections were performed. The Contractor's employees shall not, through act or omission, release any OBMV registration information for any purposes other than valid vehicle inspections. The Contractor shall terminate the employment of anyone found to have released such information outside scope of the normal vehicle emission inspection process.

      The Contractor shall describe the physical security of the host system and any connected terminals or computers. The description shall include the location of the item, applicable security access, and security method (e.g. locked room, keyboard lock, etc.).

      The Host system (2) DEC Alpha 2100 and related peripherals shall reside in a centrally located room within the Contractor's headquarters with a separately maintained climate controlled environment. Access to this room shall only be available through an outer office. After hours monitoring shall be maintained by a security system, which includes: motion sensors and a live twenty-four (24) hour monitoring system that shall alert the proper authorities in the event of an attempted break-in.

C. Contractor shall use the following system computers or equivalents in the test lanes:

----------------------------------
      POSITION #1 PC/ /
----------------------------------
----------------------------------
             HARDWARE
----------------------------------
1     DECpc 433sx LPx
      (486sx 33 MHz)
----------------------------------
2     8 MB (2x4MB SIMMs)
----------------------------------
3     Add-on Memory
      (4MB SIMM)
----------------------------------
4     340 MB Hard Drive
----------------------------------
5     3.5" 1.44 MB Floppy Drive
----------------------------------
6     Etherworks 3, Turbo
      Network Interface Card
----------------------------------
7     Video Card
----------------------------------
----------------------------------
             SOFTWARE
----------------------------------
1     MS-DOS, Version 6.21
----------------------------------
2     Microsoft Windows, Version
----------------------------------
3     Microsoft Windows for
      Workgroups, Version 3.11
----------------------------------
4     DEC PathWORKs, Version
      5.1
----------------------------------
5     Visual Basic Run Time,
      Version 3.0 Professional
----------------------------------
6     Application
----------------------------------

----------------------------------
        POSITION #2 - PC/ /
----------------------------------
----------------------------------
             HARDWARE
----------------------------------
1     DECpc 466d2 LPx
      (48666 MHz)
----------------------------------
2     4 MB (4MB SIMMs)
----------------------------------
3     Add-on Memory
      (8MB 2x4MB SIMMs)
----------------------------------
4     128 KB Cache
----------------------------------
5     170 MB Hard Drive
----------------------------------
6     3.5" 1.44 MB Floppy Drive
----------------------------------
7     Etherworks 3, Turbo
      Network Interface Card
----------------------------------
8     Video Card
----------------------------------
9     ADAC 504OMF,
      Multifunction Data Acquis.
      Board
----------------------------------
10    RPM Board (NON Contact)
----------------------------------
11    Jameco Add-on I/O Board
----------------------------------
12    Jameco Slave Serial
      Connector
----------------------------------
----------------------------------
----------------------------------
             SOFTWARE
----------------------------------
1     MS-DOS, Version 6.21
----------------------------------
2     Microsoft Windows,
      Version 3.1
----------------------------------
3     Microsoft Windows for
      Workgroups, Version 3.11
----------------------------------
4     DEC PathWORKs, Version 5.1
----------------------------------
5     Visual Basic Run Time,
      Version 3.0 Professional
----------------------------------
6     Application
----------------------------------

----------------------------------
        POSITION #3 - PC/ /
----------------------------------
----------------------------------
             HARDWARE
----------------------------------
1     DECpc 433sx LPx
      (486sx 33 MHz)
----------------------------------
2     4 MB (4MB SIMM)
----------------------------------
3     Add-on Memory
      (8MB 2x4MB SIMMs)
----------------------------------
4     170 MB Hard Drive
----------------------------------


                                     58

----------------------------------
5     3.5" 1.44 MB Floppy Drive
----------------------------------
6     Etherworks 3, Turbo
      Network Interface Card
----------------------------------
7     Video Card
----------------------------------
8     ADAC 504OMF, Multifunction
      Data Acquis. Board
----------------------------------
9     Jameco Add-on I/O Board
----------------------------------
----------------------------------
             SOFTWARE
----------------------------------
1     MS-DOS, Version 6.21
----------------------------------
2     Microsoft Windows, Version
      3.1
----------------------------------
3     Microsoft Windows for
      Workgroups, Version 3.11
----------------------------------
4     DEC PathWORKs, Version
      5.1
----------------------------------
5     Visual Basic Run Time,
      Version 3.0 Professional
----------------------------------
6     Application
----------------------------------
7     Diagnostic DB
----------------------------------

----------------------------------
           WAIVER PC/ /
----------------------------------

----------------------------------
      Note: All PC card slots are
      referenced from the rear of
      the PC, from right to left
----------------------------------
      HARDWARE
----------------------------------
1     DECpc 466d2 LPx
      (486 66 MHz)
----------------------------------
2     8 MB (2x4MB SIMMs)
----------------------------------
3     Add-on Memory
      (4MB SIMM)
----------------------------------
4     340 MB Hard Drive
----------------------------------
5     3.5" 1.44 MB Floppy Drive
----------------------------------
6     Etherworks 3, Turbo Network
      Interface Card
----------------------------------
7     Video Card
----------------------------------
8     SCSI Interface Card
----------------------------------
9     1 GB SCSI hard disk drive
----------------------------------
10    CD-ROM Drive
----------------------------------
----------------------------------
      SOFTWARE
----------------------------------
1     MS-DOS, Version 6.21
----------------------------------
2     Microsoft Windows, Version
      3.1
----------------------------------


                                     59

----------------------------------
3     Microsoft Windows for
      Workgroups, Version 3.11
----------------------------------

      The aforementioned computers shall be stand-alone units (not terminals) capable of performing the lane testing functions even if the link to the host computer is severed for any reason. The lane computers, hardware and software shall utilize up-to-date technology and shall be capable of expansion. The software shall have the flexibility to accommodate increases in the number of parameters and/or changes in test procedures. The lane computers shall meet, at a minimum, the following specifications:

            -80486SX processor
            -33 MHz clock speed
            -4 MB RAM (expandable to 16 MB)
            -80 MB hard disk
            -1.44 MB 3.5" floppy disk drive
            -Serial and parallel ports
            -VGA color monitor with 14" diagonal screen size
            -101 key full function keyboard
            -High speed (240 cps) 24 pin dot matrix printer
            -MS DOS 6.0 (or latest version) operating system
            -Integrated bar code reader

      The Contractor shall list the features of the lane computers used in the inspection network.

      The Contractor shall provide computer software changes as requested by the OEPA that in OEPA's determination are necessary for compliance with the Contract Documents. OEPA shall endeavor to keep software changes at a minimum and provide the Contractor with ample time to implement such changes.

      The lane computer shall provide the functions of real time control of testing, processing, storing, and printing of acquired data at the inspection position.

      The lane computer shall perform the following functions:

      1.    Accept vehicle identification data;

      2.    Accept manually entered vehicle data;

      3.    Calculate and correlate vehicle data and select failure limits;

      4.    Control and monitor dynamometer loading;

      5.    Control sample gas flow;

      6.    Control gas analyzer span and zero check gases;

      7.    Control test sequence via test display;

      8.    Accept test control inputs from operator;

      9. Accept measured values from gas analyzers, opacity analyzers, evaporative pressure check equipment and dynamometer;

      10.   Adjust measured values to correct for analyzer drift;

      11. Linearize, scale, curve fit and compare measured values to limits separately for each individual infrared cell;

      12.   Output test data for report printout; and

      13.   Output test data to bulk storage devices.

D.    OEPA Computers

      OEPA central office computer shall access the databases in each zone's host computer (including the host computer for Cuyahoga County tailpipe emissions program) and generate the reports described in Exhibit D.

      Contractor shall provide a personal computer, laser printer and modem to the OEPA field office in its zone or, if access to the Novell network is achieved, the modems and phone line connections shall connect to the Division of Air Pollution Control's LAN.

      The Contractor shall be capable to transmit to the OEPA's central office computer (via modem) the data available to the office terminals as well as to access real-time query reports. The query reports shall provide information regarding number of inspections performed in a given period of time (month, year-to-date, etc.), and failure rate for a given period of time. The field offices in each zone shall also have access (via modem) to this information from the Contractor. The Contractor shall provide a listing of real-time reports that can be generated or accessed by the OEPA computer.

      The OEPA computer shall also be capable of accessing OBMV data.

      The minimum specifications for the central office computers are as follows:

      1.    32-bit 80486DX micro-processor with overdrive socket;

      2.    minimum 32Mhz clock speed;

      3.    64 KB hardware cache;

      4.    Minimum 8MB RAM;

      5.    Internal 35" 1.44 MB floppy disk drive and controller;

      6.    Internal 100 MB (minimum) IDE hard drive and controller;

      7.    One parallel port;

      8.    Two serial ports;

      9.    MS DOS 6.0 latest version;

      10.   Minimum three available expansion slots;

      11.   Real time clock/calendar with battery backup;

      12.   101 (or greater) detachable extended keyboard;

      13. VGA color monitor with 14" diagonal screen size with tilt swivel base;

      14.   Microsoft mouse or compatible;

      15.   Built-in mouse interface or third serial port;

      16.   200 Watt (minimum) power supply;

      17.   Super VGA 16-bit power graphics card with 1-MB (minimum) RAM;

      18.   Uninterruptable power supply (UPS);

      19.   Hewlett-Packard Laserjet 5L with 600 dpi resolution or equivalent;
            and

      20.   9600 baud modem (v.32 bis)

E.    Documentation

      Computer specification documentation shall be updated after each change to the system in the Compatibility Specifications.

                                   EXHIBIT G


OHIO ASM NETWORK


    Northern Ohio

    Station No.          Station Name No. of Lanes
         1               Westlake                            4
         2               Berea                               3
         3               North Royalton                      4
         4               Cleveland West                      5
         5               Cleveland Central                   4
         6               Valleyview                          4
         7               Cleveland East                      3
         8               Warrensville Heights                5
        10               Euclid                              4
        11               Willoughby                          3
        12               Painesville                         3
        13               Chardon                             2
        14               Auburn                              2
        15               Rootstown                           3
        16               Kent                                3
        17               Twinsburg                           3
        18               Cuyahoga Falls                      3
        19               Akron South                         6
        20               Akron West                          5
        21               Medina                              3
        22               Spencer                             2
        23               Amherst                             3
        24               Elyria                              3

        Subtotal                                            79

    Dayton

        31               Springfield                         3
        32               Enon                                3
        33               Xenia                               2
        34               Beavercreek                         4
        35               Moraine                             5
        36               Harrison                            5
        37               Dayton                              4
        38               Madison                             2

        Subtotal                                            28

    TOTAL                                                  107


                                   EXHIBIT H

                             OEPA CHANGE ORDER COST

------------------------------------------------------------------------------------
1.    Removal and Installation of Equipment                                     530
      Decompression of CVS:
      Installation of BAR 97
      Includes: Management, Labor, vehicle and equipment rental
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
2.    Sample System
      Network (107 lanes)                                                       669
      Spares (20)                                                               113
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
3.    Dynamometer Modifications                                                 128
      Cooling Blowers, Air Ducts, Cables, Relays
      Labor and spares
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
4.    Position 2 Modifications
      ADAC unit, relocate dyne computer, fabricate cables                       107
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
5.    Facility Modifications
      Ventilation, booth mods., guard rails, electrical mods., data entry   1,556.5
      - approximately $52K per facility
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
6.    Training for Station staff and technicians                                150
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
7.    Engineering                                                               786
      H/W Engineer; Test Sequence; Host Modifications;
      Horiba driver; transactions, QA; Underhood; ATP
      Documentation; Travel; Operating Supplies; Project Management
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
8.    Public Information Start-Up Activities                                    150
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
      Total                                                                 4,189.5
------------------------------------------------------------------------------------

      By signing below, the parties affirm that they have read this Change Order and agree to be bound by all terms conditions and provisions therein.



WITNESSES:                             ENVIROTEST SYSTEMS CORP.

/s/ [ILLEGIBLE]                        BY:  /s/ F. Robert Miller
---------------------------------           ---------------------------------
                                            F. Robert Miller, President & CEO


 /s/ [ILLEGIBLE]                       DATE:            May 6, 1998
---------------------------------           ---------------------------------


                                       OHIO ENVIRONMENTAL
                                       PROTECTION AGENCY


 /s/ [ILLEGIBLE]                       BY:  /s/ Donald R. Schregardus
---------------------------------           ---------------------------------
                                            Donald R. Schregardus, Director

 /s/ [ILLEGIBLE]                       DATE:            May 18, 1998
---------------------------------           ---------------------------------


                                       BETTY D. MONTGOMERY
                                       ATTORNEY GENERAL OF OHIO


 /s/ [ILLEGIBLE]                       BY:  /s/ Christopher Jones
---------------------------------           ---------------------------------
                                            Christopher Jones, Esq.
                                            Chief, Environmental
                                            Enforcement Section

 /s/ [ILLEGIBLE]                       DATE:            May 18, 1998
---------------------------------           ---------------------------------

                                  [LETTERHEAD]

                                   May 5, 1998


Christopher Jones, Chief
Environmental Enforcement Section
Attorney General's Office
State Office Tower
30 East Broad Street
Columbus, OH 43215-3428

      Re:   Agreement Regarding Penalty Provisions of Envirotest - OEPA Contract

Dear Chris:

      This letter contains Envirotest Systems Corp. and the State of Ohio's understanding regarding future negotiations between the parties.

      The parties agree to engage in good faith negotiations regarding modifications to Section 13 of the Contract. The negotiations will commence by September, 1998, and will address (i) possible revision of the wait time penalties considering the wait time penalties customarily contained in vehicle emissions testing contracts, (ii) clarification of the inadequate staffing penalty to provide sufficient standards for an objective determination of compliance, and (iii) such other revisions and clarifications as either party may propose.

                                       Sincerely yours,

                                       /s/ Thomas M. Skove

                                       Thomas M. Skove

TMS:cls
AGREED AND ACCEPTED:

/s/ Christopher Jones
-----------------------------
Christopher Jones

                                  [LETTERHEAD]

                                   May 4, 1998


Christopher Jones, Chief
Environmental Enforcement Section
Attorney General's Office
State Office Tower
30 East Broad Street
Columbus, OH 43215-3428

      Re:   Amendment to Ohio Rev. Code Section 3704.14

Dear Chris:

      This letter contains Envirotest Systems Corp. and the State of Ohio's understanding regarding future actions which the State will undertake.

      The parties have agreed upon language to conform Ohio Rev. Code
Section 3704.14 to the current contract provisions relating to the motorists' payments for emissions tests. Pursuant to the agreed upon language, motorists would pay the test fee at the initial test, whether or not the vehicle passed the test. Ohio EPA has agreed that it will attempt to insert this legislative language in the budget corrections bill that the administration is working to have introduced in May in the General Assembly. If that effort is unsuccessful, Ohio EPA will attempt to recommend the language in its FY 2000-2001 agency budget or at the first reasonable legislative opportunity.

                                       Sincerely yours,

                                       /s/ Thomas M. Skove

                                       Thomas M. Skove

TMS:cls

The above is Acknowledged and Agreed to:

/s/ Christopher Jones
-----------------------------
Christopher Jones

                                  [LETTERHEAD]

                                  April 29, 1998


Christopher Jones, Chief
Environmental Enforcement Section
Attorney General's Office
State Office Tower
30 East Broad Street
Columbus, OH 43215-3428

      Re:   Sublease of Envirotest Dayton office to OEPA

Dear Chris:

      The attached summary contains the terms under which Envirotest will sublease a portion of its Dayton office to OEPA.

                                       Sincerely yours,

                                       /s/ Thomas M. Skove

                                       Thomas M. Skove

TMS:cls

The above is Acknowledged and Agreed to:

/s/ Christopher Jones
-----------------------------
Christopher Jones

                    OEPA RENTAL PROPOSAL FOR DAYTON OFFICE

                                                                   Monthly
                                                                    Cost
                                                                   -------

1.    Rent                                                         $  850
      850 sq. ft. billed @ $12/sq. ft. annually

2.    Utilities
      -  Gas (Billed @ 20% of HQ total monthly expense)               200*
      -  Electricity (Billed @ 20% of HQ total monthly expense)        45*
      -  Water (Billed @ 20% of HQ total monthly expense)              19*

3.    Communications                                                  370*
      -  Billed @ 20% of HQ total monthly expense

4.    Miscellaneous
      -  Security (Billed @ 20% of HQ total monthly expense)           13
      -  Trash (Billed @ 20% of HQ total monthly expense)              13
      -  Janitorial (Billed @ 20% of HQ total monthly expense)         73
      -  Snow removal (only billed when actual expenses occur)          7

                                                                   ------
      TOTAL                                                        $1,590
                                                                   ------
                                                                   ------


* AVERAGE MONTHLY COSTS